As filed with the Securities and Exchange Commission on March 28, 2013

1933 Act File No. 033-11387
1940 Act File No. 811-04984

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 155	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 154	[ X ]
(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)
4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas  76155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (817) 391-6100

Gene L. Needles, Jr., President 4151 Amon Carter Boulevard MD 2450 Fort Worth, Texas 76155 (Name and Address of Agent for Service)	With copies to: Kathy K. Ingber,, Esq. K&L Gates LLP 1601 K Street, NW Washington, D.C. 20006-1601

It is proposed that this filing will become effective (check appropriate box)
[ X ]	immediately upon filing pursuant to paragraph (b)
[ ]	on [date], pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMERICAN BEACON FUNDS
CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus for the A Class, C Class, Y Class, Institutional Class, and Investor Class shares of the American Beacon Bridgeway Large Cap Value Fund, American Beacon Stephens Mid-Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, and American Beacon Holland Large Cap Growth Fund

Statement of Additional Information for the A Class, C Class, Y Class, Institutional Class, and Investor Class shares of the American Beacon Bridgeway Large Cap Value Fund, American Beacon Stephens Mid-Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, and American Beacon Holland Large Cap Growth Fund

Part C

Signature Page

Exhibits

PROSPECTUS

March 28, 2013

American Beacon Bridgeway Large Cap Value Fund

A CLASS [BWLAX]
C CLASS [BWLCX]
Y CLASS [BWLYX]
INSTITUTIONAL CLASS [BRLVX]
INVESTOR CLASS [BWLIX]

American Beacon Holland Large Cap Growth Fund

A CLASS [LHGAX]
C CLASS [LHGCX]
Y CLASS [LHGYX]
INSTITUTIONAL CLASS [LHGIX]
INVESTOR CLASS [LHGFX]

American Beacon Stephens Small Cap Growth Fund

A CLASS [SPWAX]
C CLASS [SPWCX]
Y CLASS [SPWYX]
INSTITUTIONAL CLASS [STSIX]
INVESTOR CLASS [STSGX]

American Beacon Stephens Mid-Cap Growth Fund

A CLASS [SMFAX]
C CLASS [SMFCX]
Y CLASS [SMFYX]
INSTITUTIONAL CLASS [SFMIX]
INVESTOR CLASS [STMGX]

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merits of the Funds. To state otherwise is a criminal offense.

Table of Contents

Fund Summaries

American Beacon Bridgeway Large Cap Value Fund	3
American Beacon Holland Large Cap Growth Fund	8
American Beacon Stephens Small Cap Growth Fund	13
American Beacon Stephens Mid-Cap Growth Fund	19

Additional Information About the Funds

Additional Information About Investment Policies and Strategies	24
Additional Information About Investments	25
Additional Information About Risks	26
Additional Information About Performance Benchmarks	30

Fund Management

The Manager	32
The Sub-Advisors	33
Valuation of Shares	34

About Your Investment

Choosing Your Share Class	35
Purchase and Redemption of Shares	39
General Policies	45
Frequent Trading and Market Timing	47
Distributions and Taxes	49

Additional Information

Distribution and Service Plans	51
Portfolio Holdings	51
Delivery of Documents	51
Financial Highlights	52
Back Cover

American Beacon
Bridgeway Large Cap Value FundSM

Investment Objective

The Fund seeks to provide long-term total return on capital, primarily through capital appreciation and some income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 35 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 43 of  the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)
	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor

Management fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	1.46%	5.31%	3.25%	1.23%	1.76%
Total annual fund operating expenses	2.21%	6.81%	3.75%	1.73%	2.26%
Expense reduction and reimbursement	0.87%	4.72%	2.81%	0.89%	1.04%
Total annual fund operating expenses after expense reduction and reimbursement1	1.34%	2.09%	0.94%	0.84%	1.22%

1
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class and Investor Class of the Fund for Other Expenses through April 30, 2014, to the extent that Total Annual Fund Operating Expenses for the Fund exceed 1.34%, 2.09%, 0.94%, 0.84% and 1.22% for the A Class, C Class, Y Class, Institutional Class and Investor Class, respectively (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$ 704	$ 1,148	$ 1,617	$ 2,908
C	$ 312	$ 1,588	$ 2,915	$ 6,028
Y	$ 96	$ 887	$ 1,698	$ 3,814
Institutional	$ 86	$ 458	$ 855	$ 1,966
Investor	$ 124	$ 606	$ 1,115	$ 2,514

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$212	$1,588	$2,915	$6,028

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Under normal market conditions, at least 80% of Fund net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap category at the time of purchase. For purposes of the Fund’s investment portfolio, “large-cap stocks” are those whose market capitalization (stock market worth) falls within the range of the Russell 1000® Index at the time of investment. The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2012, the market capitalizations of the companies in the Russell 1000® Index ranged from $0.3 billion to $498.4 billion.

The Fund’s sub-advisor, Bridgeway Capital Management, Inc. (“Bridgeway Capital”), selects stocks within the large-cap value category for the Fund using a proprietary statistically driven approach. Value stocks are those Bridgeway Capital believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Generally, these are stocks represented in the Russell 1000® Value Index, plus large stocks with similar “value” characteristics. The Russell 1000® Value Index includes those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The decision to sell a stock is usually made based on the relative attractiveness of new statistical model recommendations, deteriorating financial strength of a company, portfolio risk considerations, and corporate actions or other external factors that may drive a stock’s future price movements.

The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively referred to as “stocks”).

The Fund may also invest cash balances in other investment companies including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

While the Fund is actively managed for long-term total return, Bridgeway Capital seeks to minimize capital gains distributions as part of a tax management strategy. The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

The income objective of the Fund, which is a secondary objective, is achieved almost exclusively from dividend-paying stocks held by the Fund. However, not all stocks held by the Fund pay dividends.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Capital Gains Risk
If the Fund experiences extensive redemptions, the sub-advisor might need to sell some stocks, which could create capital gains.

Equity Investments Risk
Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk
The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk
Futures contracts are a type of derivative investment.  A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the Fund and the prices of futures contracts.  There may not be a liquid secondary market for the futures contract.  When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk
Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Value Companies Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. A value approach could also result in fewer securities that increase rapidly during times of market gains. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 1000® Value Index, which is the Fund’s primary benchmark and is a broad measure of market performance. The Lipper Large-Cap Value Funds Index shows how the Fund’s performance compares to a composite of mutual funds with similar investment objectives.

The performance of the Fund’s Investor Class shares shown in the chart and table below represent the returns achieved by the Class N shares of the Fund’s predecessor from October 31, 2003 to February 3, 2012, and the performance of the Investor Class shares from February 3, 2012 through December 31, 2012.  The table below also shows the performance of the Fund’s A Class, C Class, Y Class and Institutional Class shares.  The Institutional Class shares of the Fund have adopted the performance history and financial statements of the Class N shares of the Fund's predecessor.  Performance for the A Class, C Class, Y Class and Institutional Class shares represents the returns achieved by the Class N shares of the Fund’s predecessor from October 31, 2003 to February 3, 2012, and the performance of each of the Fund’s respective share classes from February 3, 2012 through December 31, 2012.  In each case, the newer share classes would have had similar annual returns to the Class N shares because the shares of each class represent investments in the same portfolio securities.  However, because the Class N shares had lower expenses than the Fund’s A Class, C Class and Y Class shares now have, its performance was better than the A Class, C Class and Y Class shares would have realized had the A Class, C Class and Y Class shares been in existence since October 31, 2003.  Since the Class N shares had higher expenses than the Fund’s Institutional Class shares now have, its returns were lower than the Institutional Class shares would have realized in the same period.  The performance of the Fund and its predecessor do not reflect sales charges.  If sales charges were reflected, returns would be lower.  You may obtain updated performance information on the Funds’ website at www.americanbeaconfunds.com.  Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Year-By-Year Percentage Returns as of 12/31 of Each Year1

1The bar chart previously reflected the performance of the Fund's Institutional Class shares.  The bar chart currently shows the performance of the Fund's Investor Class shares for consistency with disclosures included in the Fund's annual report to shareholders for the period ended December 31, 2012.

Highest Quarterly Return:	17.07%
(1/1/04 through 12/31/12)	(3rd Quarter 2009)
Lowest Quarterly Return:	-21.57%
(1/1/04 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns2
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	2/3/2012	1 Year	5 Years	Since Inception
Return Before Taxes		17.68%	1.70%	7.01%
Return After Taxes on Distributions		17.38%	1.42%	6.72%
Return After Taxes on Distributions and Sale of Fund Shares		11.90%	1.39%	6.11%

Share Class (before taxes)	Inception Date of Class	1 Year	5 Years	Since Inception (10/31/2003)
A	2/3/2012	17.53%	1.68%	6.99%
C	2/3/2012	16.96%	1.58%	6.93%
Y	2/3/2012	17.98%	1.75%	7.04%
Institutional	10/31/2003	18.06%	1.77%	7.04%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Since Inception (10/31/2003)
Russell 1000® Value Index	17.51%	0.59%	5.87%
Lipper Large-Cap Value Funds Index	15.87%	0.17%	4.99%

2
After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is Bridgeway Capital Management, Inc.

Portfolio Managers

Bridgeway Capital Management, Inc.
John Montgomery Investment Management Team Leader	Since Fund Inception (2003)*
Elena Khoziaeva Investment Management Team Member	Since 2005**
Michael Whipple Investment Management Team Member	Since 2005**
Rasool Shaik Investment Management Team Member	Since 2007**

*Predecessor Fund inception date.

**Including Predecessor Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class and Investor Class shares and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

 Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
Holland Large Cap Growth FundSM

Investment Objective

The Fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 35 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 43 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.54%	0.54%	0.54%	0.54%	0.54%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	1.94%	4.63%	9.64%	0.78%	0.90%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses1	2.74%	6.18%	10.19%	1.33%	1.45%
Expense reduction and reimbursement	1.34%	4.03%	9.19%	0.43%	0.17%
Total annual fund operating expenses after expense reduction and reimbursement2	1.40%	2.15%	1.00%	0.90%	1.28%

1	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2	The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class and Investor Class of the Fund for Other Expenses through April 30, 2014, to the extent that Total Annual Fund Operating Expenses for the Fund exceed 1.39%, 2.14%, 0.99%, 0.89% and 1.27% for the A Class, C Class, Y Class, Institutional Class and Investor Class, respectively (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$709	$1,257	$1,829	$3,377
C	$318	$1,474	$2,701	$5,643
Y	$102	$2,113	$3,921	$7,681
Institutional	$ 92	$ 379	$ 688	$1,564
Investor	$130	$ 442	$ 776	$1,720

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$218	$1,474	$2,701	$5,643

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in equity securities of large-capitalization growth companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large market capitalization companies at the time of purchase.

The Fund considers large market capitalization companies to be companies that have market capitalizations within the market capitalizations of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of approximately 1,000 of the largest U.S. companies based on total market capitalization. As of December 31, 2012, the market capitalizations of the companies in the Russell 1000 Index ranged from $0.3 billion to $498 billion.

In pursuing its investment objective, the Fund maintains a diversified portfolio of equity securities of companies that the Fund’s sub-advisor, Holland Capital Management LLC, regards as high quality companies based on earnings growth faster than the general market, reasonable valuations, strong financial condition, strong management and superior industry positions. Equity securities include common stocks, preferred stocks, securities convertible into common stock, U.S. dollar denominated foreign stock traded on U.S. exchanges, real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”). The Fund invests primarily in U.S. companies. The Fund may invest up to 20% of its total assets in securities of foreign issuers that exhibit the growth characteristics mentioned above.

The Fund may also invest cash balances in other investment companies including money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk
Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, U.S. dollar-denominated foreign stocks traded on U.S. exchanges, REITs and ADRs. Investing in such securities may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities.

Foreign Exposure Risk
The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk
Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause the Fund to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk
Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market.   From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 1000® Growth Index, a broad measure of market performance.

The Investor Class, A Class and Institutional Class shares of the Fund have adopted the performance history and financial statements of the Investor Shares, A Shares and Institutional Shares, respectively, of the Fund’s predecessor. The performance of the Fund’s Investor Class shown in the chart and table below represents the returns achieved by the Investor Shares of the Fund’s predecessor from December 31, 2002 to March 23, 2012, and the performance of the Investor Class shares from March 23, 2012 through December 31, 2012. The table also shows the performance of the A Class, Institutional Class, C Class and Y Class shares of the Fund. The performance shown for the A Class and Institutional Class shares of the Fund represents: (1) the returns achieved by the Investor Shares of the Fund’s predecessor from December 31, 2002 to February 1, 2010 and March 1, 2010, the inception dates of the predecessor Fund’s A Shares and Institutional Shares, respectively; (2) the performance of the predecessor Fund’s A Shares and Institutional Shares from inception to March 23, 2012; and (3) the performance of the Fund’s A Class and Institutional Class shares from March 23, 2012 through December 31, 2012. Returns shown for the Fund’s C Class and Y Class shares represent the returns achieved by the Investor Shares of the predecessor Fund from December 31, 2002 through March 23, 2012 and the performance of the C Class and Y Class shares respectively, from March 23, 2012 through December 31, 2012. In each case, the newer share classes would have had similar annual returns to the predecessor Fund’s Investor Shares, A Shares and Institutional Shares because the shares of each class represent investments in the same portfolio securities. However, because the Investor Shares had lower expenses than the Fund’s A Class and C Class now have, its performance was better than the A Class and C Class would have realized had the A Class and C Class shares been in existence since December 31, 2002. Since the Investor Shares had higher expenses than the Fund’s Institutional Class and Y Class now have, its performance was lower than the Institutional Class and Y Class would have realized in the same period. The performance of the Fund and the Fund’s predecessor do not reflect sales charges. If sales charges were reflected, returns would be lower. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Year-By-Year Percentage Returns as of 12/31 of Each Year

Highest Quarterly Return:	17.07%
(1/1/03 through 12/31/12)	(2nd Quarter 2009)
Lowest Quarterly Return:	-21.57%
(1/1/03 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns1
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	4/29/1996	1 Year	5 Years	10 Years
Return Before Taxes		12.18%	3.68%	6.86%
Return After Taxes on Distributions		11.30%	3.38%	6.59%
Return After Taxes on Distributions and Sale of Fund Shares		9.11%	3.14%	6.01%

Share Class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	2/1/2010	12.05%	3.64%	6.85%
C	3/23/2012	11.39%	3.52%	6.78%
Y	3/23/2012	12.41%	3.78%	6.92%
Institutional	3/1/2010	12.57%	3.81%	6.93%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 1000® Growth Index	15.26%	3.12%	7.52%
Lipper Large-Cap Growth Funds Index	15.92%	1.01%	6.39%

1
After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is Holland Capital Management LLC (“Holland Capital”).

Portfolio Managers

Holland Capital Management LLC
Monica L. Walker Portfolio Manager	Since Fund Inception (1996)*
Carl R. Bhathena Portfolio Manager	Since 2009**

*Predecessor Fund inception date

**Including Predecessor Fund

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class and Investor Class shares and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
Stephens Small Cap Growth FundSM

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 35 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 43 of the statement of additional information.

Shareholder fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	1.11%	4.43%	1.33%	0.48%	0.84%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%

Total annual fund operating expenses1	2.10%	6.17%	2.07%	1.22%	1.58%

Expense reduction and reimbursement	0.49%	3.81%	0.86%	0.11%	0.21%

Total annual fund operating expenses after expense reduction and reimbursement2	1.61%	2.36%	1.21%	1.11%	1.37%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class, and Investor Class of the Fund for Other Expenses through April 30, 2014 to the extent that Total Annual Fund Operating Expenses for the Fund exceed 1.59%, 2.34%, 1.19%, 1.09% and 1.35% for the A Class, C Class, Y Class, Institutional Class, and Investor Class, respectively (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes
	1 year	3 years	5 years	10 years
A	$729	$1,151	$1,597	$2,831
C	$339	$1,491	$2,714	$5,649
Y	$123	$ 565	$1,034	$2,332
Institutional	$113	$ 376	$ 659	$1,466
Investor	$139	$ 478	$ 840	$1,861

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$239	$1,491	$2,714	$5,649

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of investment, of $3 billion or less.

Most of the assets of the Fund are invested in U.S. common stocks the sub-advisor, Stephens Investment Management Group, LLC (“SIMG”), believes have clear indicators of future earnings growth, or that demonstrate other potential for growth of capital. The Fund may invest in other securities, including preferred stock, securities convertible into common stock, U.S dollar denominated foreign stock traded on U.S. exchanges, American Depositary Receipts (“ADRs”) and real estate investment trusts (“REITs”). In selecting companies for the Fund, SIMG employs quantitative analysis and fundamental research with a focus on earnings growth. SIMG will sell a security when appropriate and consistent with the Fund’s investment objectives and policies.

The Fund may also invest cash balances in money market funds and may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk
Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated foreign stock traded on U.S. exchanges, REITs, and ADRs. Investing in such securities may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk
The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause the Fund to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk
Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 2000® Growth Index, which is the Fund’s primary benchmark and is a broad measure of market performance. In addition, the Fund’s performance is compared to the Standard & Poor’s Composite Stock Index (“S&P 500® Index”), which is the Fund’s secondary index and is provided to offer a broader market perspective.

The Investor Class and Institutional Class shares of the Fund have adopted the performance history and financial statements of the Class A and Class I shares, respectively, of the Fund’s predecessor. The performance of the Fund’s Investor Class shares shown in the chart and table below represents the returns achieved by the Class A shares of the Fund’s predecessor from December 1, 2005 to February 24, 2012 and the performance of the Fund’s Investor Class shares from February 24, 2012 through December 31, 2012.  The table below also shows the performance of the A Class, C Class, Y Class and Institutional Class shares of the Fund.  The performance shown for the Institutional Class shares of the Fund represents: (1) the returns achieved by the Class A shares of the Fund’s predecessor from December 1, 2005 to August 31, 2006, the inception date of the predecessor Fund’s Class I shares; (2) the performance of the Class I shares from inception to February 24, 2012; and (3) the performance of the Institutional Class shares from February 24, 2012 through December 31, 2012. Returns shown for the Fund’s Y Class, A Class and C Class shares represent the returns achieved by the Class A shares of the Fund’s predecessor from December 1, 2005 to February 24, 2012, and the performance of the Y Class, A Class and C Class shares, respectively, from February 24, 2012 through December 31, 2012.  In each case, the newer shares classes would have had similar annual returns to the predecessor Fund’s Class A and Class I shares because the shares of each class represent investments in the same portfolio securities.  However, because the Class A shares of the predecessor Fund had higher expenses than the Fund’s Institutional Class and Y Class shares now have, the total returns were lower than the Institutional Class and Y Class shares would have realized had the Institutional Class and Y Class shares been in existence since December 1, 2005.  Since the Investor Class shares had lower expenses than the Fund’s A Class and C Class shares now have, its performance was better than the performance of the A Class and C Class shares would have realized in the same period. The performance of the Fund and the Fund’s predecessor do not include sales charges.  If sales charges were reflected, returns would be lower. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Year-By-Year Percentage Returns as of 12/31 of each Year

Highest Quarterly Return:	23.02%
(12/1/05 through 12/31/12)	(2nd Quarter 2009)
Lowest Quarterly Return:	-25.54%
(12/1/05 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns1
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	12/1/2005	1 Year	5 Years	Since Inception (12/1/2005)
Return Before Taxes		15.92%	3.91%	5.47%
Return After Taxes on Distributions		14.81%	3.43%	5.13%
Return After Taxes on Distributions and Sale of Fund Shares		11.81%	3.33%	4.73%

Share Class (before taxes)	Inception Date of Class	1 Year	5 Years	Since Inception (12/1/2005)
A	2/24/2012	15.74%	3.88%	5.45%
C	2/24/2012	15.04%	3.75%	5.36%
Y	2/24/2012	16.19%	3.96%	5.51%
Institutional	8/31/2006	16.23%	4.17%	6.79%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Since Inception (12/1/2005)
Russell 2000® Growth Index	14.59%	3.49%	5.26%
Lipper Small-Cap Growth Funds Index	14.95%	2.09%	4.27%
S&P 500 Index	16.00%	1.66%	4.07%

1
After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is Stephens Investment Management Group, LLC.

Portfolio Managers

Stephens Investment Management Group, LLC
Ryan Crane Senior Portfolio Manager	Since Fund Inception (2005)*
John Thornton Co-Portfolio Manager	Since Fund Inception (2005)*
Kelly Ranucci Co-Portfolio Manager	Since 2011**
Sam Chase Co-Portfolio Manager	Since 2011**

*Predecessor Fund inception date.

**Includes Predecessor Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

American Beacon
Stephens Mid-Cap Growth FundSM

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 35 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 43 of the statement of additional information.

Shareholder fees
(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses1	0.99%	12.95%	3.26%	0.69%	1.08%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses	1.84%	14.55%	3.86%	1.29%	1.68%

Expense reduction and reimbursement	0.34%	12.30%	2.76%	0.29%	0.30%

Total annual fund operating expenses after expense reduction and reimbursement2	1.50%	2.25%	1.10%	1.00%	1.38%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class, Institutional Class, and Investor Class of the Fund for Other Expenses through April 30, 2014 to the extent that Total Annual Fund Operating Expenses for the Fund exceed 1.49%, 2.24%, 1.99%, 0.09% and 1.37% for the A Class, C Class, Y Class, Institutional Class, and Investor Class, respectively (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$719	$1,089	$1,483	$2,583
C	$328	$2,940	$5,158	$9,096
Y	$112	$ 923	$1,753	$3,913
Institutional	$102	$ 381	$ 680	$1,531
Investor	$141	$ 501	$ 885	$1,962

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$ 228	$ 2,940	$ 5,158	$9,096

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium capitalization companies. The Fund considers a company to be a medium capitalization company if it has a market capitalization, at the time of investment, between $1 billion and the market capitalization of the largest company in the Russell Midcap® Index, which was $25.0 billion as of December 31, 2012.

Most of the assets of the Fund are invested in U.S. common stocks Stephens Investment Management Group, LLC (“SIMG”) believes have clear indicators of future earnings growth, or that demonstrate other potential for growth of capital. The Fund may invest in other securities, including preferred stock, securities convertible into common stock, U.S dollar denominated foreign stock traded on U.S. exchanges, American Depositary Receipts (“ADRs”) and real estate investment trusts (“REITs”). In selecting companies for the Fund, SIMG employs quantitative analysis and fundamental research with a focus on earnings growth. SIMG will sell a security when appropriate and consistent with the Fund’s investment objectives and policies.

The Fund may also invest cash balances in other investment companies, including money market funds.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Investments Risk
Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated foreign stocks traded on U.S. exchanges, REITs, and ADRs. Investing in such securities may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk
The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause the Fund to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk
Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell Midcap® Growth Index, which is the Fund’s primary benchmark and is a broad measure of market performance. In addition, the Fund’s performance is compared to the S&P 500® Index, which is the Fund’s secondary index and is provided to offer a broader market perspective.

The Investor Class and Institutional Class shares of the Fund have adopted the performance history and financial statements of the Class A and Class I shares, respectively, of the Fund’s predecessor.  The performance of the Fund’s Investor Class shares shown in the chart and table below represents the returns achieved by the Class A shares of the Fund’s predecessor from February 1, 2006 to February 24, 2012, and the performance of the Investor Class from February 24, 2012 through December 31, 2012.  The table below also shows the performance of the A Class, C Class, Y Class and Institutional Class shares of the Fund.  The performance shown for the Institutional Class shares of the Fund represents: (1) the returns achieved by the Class A Shares of the Fund’s predecessor from February 1, 2006 to August 31, 2006, the inception date of the predecessor Fund’s Class I shares; (2) the performance of the Class I shares from inception to February 24, 2012; and (3) the performance of the Institutional Class shares from February 24, 2012 through December 31, 2012.  Returns shown for the Fund’s Y Class, A Class and C Class shares represent the returns achieved by the Class A shares of the Fund’s predecessor from February 1, 2006 to February 24, 2012, and the performance of the Y Class, A Class and C Class shares, respectively, from February 24, 2012 through December 31, 2012.  In each case, the newer share classes would have had similar annual returns to the predecessor Fund’s Class A and Class I shares because the shares of each class represent investments in the same portfolio securities.  However, because the Class A shares of the predecessor Fund had higher expenses than the Fund’s Institutional Class and Y Class shares now have, the total returns were lower than the Institutional Class and Y Class shares would have realized had the Y Class shares been in existence since February 1, 2006.  Since the Investor Class shares had lower expenses than the Fund’s A Class and C Class shares now have, its performance was better than the performance of the A Class and C Class shares would have realized in the same period.  The performance of the Fund and the Fund’s predecessor do not include sales charges.  If sales charges were reflected, returns would be lower. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Year-By-Year Percentage Returns as of 12/31 of each Year

Highest Quarterly Return:	16.31%
(2/1/06 through 12/31/12)	(3rd Quarter 2009)
Lowest Quarterly Return:	-28.39%
(2/1/06 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns1
	For the periods ended December 31, 2012
	Inception Date of Class
Investor Class	2/1/2006	1 Year	5 Years	Since Inception
Return Before Taxes		14.75%	2.71%	4.89%
Return After Taxes on Distributions		14.65%	2.69%	4.88%
Return After Taxes on Distributions and Sale of Fund Shares		9.72%	2.32%	4.24%

Share Class (before taxes)	Inception Date of Class	1 Year	5 Years	Since Inception
A	2/24/2012	14.75%	2.71%	4.89%
C	2/24/2012	14.26%	2.62%	4.82%
Y	2/24/2012	15.26%	2.80%	4.96%
Institutional	8/31/2006	15.19%	2.99%	7.12%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Since Inception (2/1/2006)
Russell Mid-Cap® Growth Index	15.81%	3.23%	4.59%
Lipper Mid-Cap Growth Funds Index	13.37%	1.49%	4.53%
S&P 500 Index	16.00%	1.66%	3.78%

1
After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is Stephens Investment Management Group, LLC

Portfolio Managers

Stephens Investment Management Group, LLC
Ryan Crane Senior Portfolio Manager	Since Fund Inception (2006)*
John Thornton Co-Portfolio Manager	Since Fund Inception (2006)*
Kelly Ranucci Co-Portfolio Manager	Since 2011**
Sam Chase Co-Portfolio Manager	Since 2011**

*Predecessor Fund inception date

**Including Predecessor Fund

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds’ investment policies, their principal strategies and risks and performance benchmarks. However, this prospectus does not describe all of a Fund’s investment practices. For additional information, please see the Funds’ statement of additional information (“SAI”), which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives
▶	The American Beacon Bridgeway Large Cap Value Fund’s investment objective is long-term total return on capital, primarily through capital appreciation and some income.

▶	The American Beacon Holland Large Cap Growth Fund’s investment objective is long-term growth of capital. The receipt of dividend income is a secondary consideration.

▶	The American Beacon Stephens Small Cap Growth Fund’s investment objective is long-term growth of capital.

▶	The American Beacon Stephens Mid-Cap Growth Fund’s investment objective is long-term growth of capital.

Except for the American Beacon Holland Large Cap Growth Fund, each Fund’s investment objective is “non-fundamental”, which means that it may be changed by the Fund’s Board of Trustees (“Board”) without the approval of the Fund’s shareholders.  The American Beacon Holland Large Cap Growth Fund’s investment objective is fundamental, which means it may not be changed without the approval of the Fund’s shareholders.

80% Investment Policies
▶
The American Beacon Bridgeway Large Cap Value Fund has a non-fundamental policy to invest under normal market conditions at least 80% of Fund net assets (plus borrowings for investment purposes), in stocks from among those in the large-cap category at the time of purchase.

▶
The American Beacon Holland Large Cap Growth Fund has a non-fundamental policy to invest under normal market conditions at least 80% of its net assets (plus the amount of any borrowing for investment purposes), in equity securities of large market capitalization companies at the time of purchase.

▶
The American Beacon Stephens Small Cap Growth Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies.

▶
The American Beacon Stephens Mid-Cap Growth Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium capitalization companies.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy
Each Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goal.

Additional Information About the Management of the Funds

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds.

The Manager:
●	develops overall investment strategies for each Fund,
●	selects and changes sub-advisors,

●	allocates assets among sub-advisors,
●	monitors and evaluates the sub-advisors’ investment performance,
●	monitors the sub-advisors’ compliance with each Fund’s investment objectives, policies and restrictions,
●	oversees a Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and
●	invests the portion of Fund assets that a sub-advisor determines should be allocated to short-term investments to the extent applicable.

Each of the Funds’ assets are currently  allocated by the Manager to one respective sub-advisor.  Each sub-advisor has full discretion to purchase and sell securities for the Fund’s assets in accordance with the Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager does not reassess individual security selections made by the sub-advisors for their portfolios.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, but subject to approval of the Funds’ Board. The prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated.  Each Fund’s subadvisory arrangements are set forth below.

American Beacon Bridgeway Large Cap Value Fund

●   Bridgeway Capital Management, Inc.

American Beacon Holland Large Cap Growth Fund

●   Holland Capital Management, LLC

American Beacon Stephens Small Cap Growth Fund

●   Stephens Investment Management Group, LLC

American Beacon Stephens Mid-Cap Growth Fund

●   Stephens Investment Management Group, LLC

Additional Information About Investments

This section provides more detailed information regarding the investments the Funds may invest in as well as information regarding the Funds’ strategy with respect to investment of cash balances.

Cash Management Investments
A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (“1940 Act”), including money market funds that are sponsored or advised by the Manager or a sub-advisor. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable money market funds sponsored by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that a Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, the American Beacon Bridgeway Large Cap Value Fund and the American Beacon Holland Large Cap Growth Fund also may purchase and sell futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Equity Investments
A Fund’s equity investments may include:
1.
American Depositary Receipts. ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. ADRs may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored ADRs, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored ADRs may not entitle a Fund to the same benefits and rights as ownership of a sponsored ADR or the underlying security.

2.
Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be exchange-traded or over-the-counter. Over-the-counter stock may be less liquid than exchange-traded stock.

3.
Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate.  Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

4.
Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

5.
Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that own, and usually operate, income producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the risk factors of each Fund in light of their respective principal investment strategies. These risks are explained in the following table.

Risk	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid-Cap Growth Fund
Capital Gains Risk	X
Convertible Securities Risk	X		X	X
Equity Investments Risk	X	X	X	X
Foreign Exposure Risk	X	X	X	X
Futures Contracts Risk	X	X
Growth Companies Risk		X	X	X
Interest Rate Risk			X	X
Investment Risk	X	X	X	X
Issuer Risk	X	X	X	X
Large Capitalization Companies Risk	X	X
Market Events Risk	X	X	X	X
Market Risk	X	X	X	X
Mid-Capitalization Companies Risk			X	X
Other Investment Companies Risk	X	X	X	X
Securities Lending Risk			X
Securities Selection Risk	X	X	X	X
Small Capitalization Companies Risk			X	X
Value Companies Risk	X

Capital Gains Risk
If a Fund experiences extensive redemptions, the sub-advisor might need to sell some stocks, which could create capital gains.

Convertible Securities Risk
The value of a convertible security (“convertible”) is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

Equity Investments Risk
Equity securities generally are subject to market risk. A Fund’s investments in equity securities may include common stock, preferred stocks, securities convertible into U.S. common stocks, ADRs and REITS. Such investments may expose the Funds to additional risks.
●	American Depositary Receipts. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. See “Foreign Exposure Risk” below.
●
Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.
●	Convertible Securities. Convertible securities may be subject to market risk, credit risk and interest rate risk. See “Convertible Securities Risk” above.
●
Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline.  Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities.   Preferred stocks may also be subject to credit risk.

●
REITs. Real estate investment trusts or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code").  REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Foreign Exposure Risk
The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk
Futures contracts are a type of derivative investment.  A derivative refers to any financial  instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. A Fund may use derivatives for hedging, and to create leverage. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a Fund’s investment portfolio manager incorrectly forecasts stock market values, the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage can expose a Fund to greater risk and increase its costs.  Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts.  There may not be a liquid secondary market for the futures contract.  In addition, the Fund bears the risk of loss of the amount expected to be received under a forward contract When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in an out favor, depending on market conditions and investor sentiment. A Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Interest Rate Risk
A Fund is subject to the risk that the market value of the preferred stocks or fixed income securities it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. When interest rates rise, the prices of most preferred stocks or fixed income securities go down. The prices of fixed income securities are also affected by their maturity. Fixed income securities with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk
An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk
Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide which could adversely affect the Funds.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s shares. Equity investments are subject to stock market risk, which involves the possibility that the value of a Fund’s investments in stocks will decline due to drops in the stock market due to general market, regulatory, political and economic conditions. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Fixed-income market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper a Fund’s ability to purchase and sell the debt securities.  Fixed income market risk also involves the possibility that the value of a Fund’s investments in high yield securities will decline due to drops in the overall high yield bond market.  Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of a Fund’s fixed-income and high yield investments to decline regardless of the conditions of the issuers held by a Fund.

From time to time, certain investments held by a Fund may have limited marketability and may be difficult to sell at favorable times or prices. If a Fund is forced to sell such holdings to meet redemption requests or other cash needs, a Fund may have to sell them at a loss.

Mid-Capitalization Companies Risk
Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large-capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk
A Fund may invest in shares of other registered investment companies, including ETFs, business development companies, and money market funds. To the extent that a Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to a Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Lending Risk
A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, a Fund’s securities lending agent may indemnify a Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions

Securities Selection Risk
Securities selected by the sub-advisor or the Manager may not perform to expectations.  This could result in a Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk
Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Value Companies Risk
Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks’ prices remaining undervalued for extended periods of time. While a Fund’s investments in value stocks may limit its downside risk over time, a Fund may produce more modest gains than riskier other stock funds as a trade-off for this potentially lower risk. A Fund’s performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out favor, depending on market conditions and investor sentiment. A Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Benchmarks

In this prospectus, the annual total return of each Fund is compared to a broad-based market index and a  composite of mutual funds.   Set forth below is additional information regarding the index and composite to which each Fund’s performance is compared.

American Beacon Bridgeway Large Cap Value Fund

The Fund’s performance is compared to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index.
● The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.
●
The Lipper Large-Cap Value Funds Index is a composite of mutual funds compiled by Lipper, Inc. (“Lipper”) and tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category.

American Beacon Holland Large Cap Growth Fund

The Fund’s performance is compared to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index.
● The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
●
The Lipper Large-Cap Growth Funds Index is a composite of mutual funds compiled by Lipper, Inc. (“Lipper”) and tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds category.

American Beacon Stephens Small Cap Growth Fund

The Fund’s performance is compared to the Russell 2000® Growth Index, the S&P 500® Index, and the Lipper Small-Cap Growth Funds Index.
●
The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors.

● The S&P 500® Index is an unmanaged index of common stocks publicly traded in the United States.
●
The Lipper Small-Cap Growth Funds Index is a composite of mutual funds compiled by Lipper, Inc. (“Lipper”) and tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Growth Funds category.

American Beacon Stephens Mid-Cap Growth Fund

The Fund’s performance is compared to the Russell Midcap® Growth Index, the S&P 500® Index, and the Lipper Mid-Cap Growth Funds Index.
●
The Russell Midcap® Growth Index is an unmanaged index of those stocks in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

● The S&P 500® Index is an unmanaged index of common stocks publicly traded in the United States.
●
The Lipper Mid-Cap Growth Funds Index is a composite of mutual funds compiled by Lipper, Inc. (“Lipper”) and tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds category.

Notices Regarding Index Data:

Lipper is an independent mutual fund research and ranking service.

S&P is a trademark of The McGraw-Hill Companies, Inc.
Russell 1000® Index, Russell 1000® Value Index, Russell 1000 Growth Index, Russell 2000® Growth Index , Russell Midcap® Index, Russell Midcap® Growth Index are registered trademarks of Frank Russell Company

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed the American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, and American Beacon Stephens Mid-Cap Growth Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Fund Management

The Manager

American Beacon Advisors, Inc. serves as the Manager of the Funds. The Manager, located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, and administrative services. As of December 31, 2012, the Manager had approximately $45.8 billion of assets under management.

The Manager is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager is not registered as a commodity pool operator (“CPO”) with respect to the funds in this prospectus in reliance on the delayed compliance dated provided by No-Action Letter 1-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the U.S.Commodity Futures Trading Commission (“CFTC”). Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”). Prior to the Deadline, the Manager will determine whether it must register as a CPO or whether it may rely on an exemption or exclusion from registration with respect to the Funds.

The management fees, including sub-advisory fees, paid by the Funds for the fiscal year ended December 31, 2012 net of reimbursements and shown as a percentage of the average net assets, were as follows:

Fund	Management Fees
American Beacon Bridgeway Large Cap Value Fund	0.50%
American Beacon Holland Large Cap Growth Fund	0.54%
American Beacon Stephens Small Cap Growth Fund	0.72%
American Beacon Stephens Mid-Cap Growth Fund	0.59%

The Manager also may receive up to 25% of the net monthly income generated from a Funds’ securities lending activities as compensation for oversight of the Funds' securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager receives 10% of such income. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. As of the date of this prospectus, only the American Beacon Stephens Small Cap Growth Fund intends to engage in securities lending activities.

 A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements between the sub-advisors and the Manager is available in the American Beacon Bridgeway Large Cap Value Fund’s annual report dated June 30, 2012, the American Beacon Holland Large Cap Growth Fund’s semi-annual report dated June 30, 2012, the American Beacon Stephens Small Cap Growth and American Beacon Stephens Mid-Cap Growth Funds’ semi-annual report dated May 31, 2012.

The team members listed below are responsible for the oversight of the sub-advisors, including reviewing the sub-advisors’ performance, allocating the Funds’ assets among the sub-advisor and the Manager, as applicable, and investing the portion of Fund assets that the sub-advisor determines should be allocated to short term investments.

Fund	Team Members
American Beacon Bridgeway Large Cap Value Fund	Adriana R. Posada, Wyatt L. Crumpler, Gene L. Needles
American Beacon Holland Large Cap Growth Fund	Cynthia M. Thatcher, Wyatt L. Crumpler, Gene L. Needles
American Beacon Stephens Small Cap Growth Fund	Cynthia M. Thatcher, Wyatt L. Crumpler, Gene L. Needles
American Beacon Stephens Mid-Cap Growth Fund	Cynthia M. Thatcher, Wyatt L. Crumpler, Gene L. Needles

Wyatt Crumpler is Chief Investment Officer and joined the Manager in January 2007. Gene L. Needles, Jr. has served as President and Chief Executive Officer of the Manager since April 2009. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009 and President and CEO of AIM Distributors from 2004 to 2007. Adriana R. Posada is Senior Portfolio Manager and joined the Asset Management team in October 1998. Cynthia M. Thatcher is Portfolio Manager, joined the Manager in December 1999, and is a CFA Charterholder.  Messrs. Crumpler and Needles are responsible for recommending sub-advisors to the Funds’ Board of Trustees.  Mses. Posada and Thatcher and Mr. Crumpler oversee the sub-advisors, review the sub-advisors’ performance and allocate the Funds’ assets between the sub-advisor and the Manager, as applicable.

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

BRIDGEWAY CAPITAL MANAGEMENT, INC. (“Bridgeway Capital”), 20 Greenway Plaza, Suite 450, Houston, Texas 77046, is a registered investment adviser. Bridgeway Capital is a Texas corporation that was organized in 1993. As of December 31, 2012, Bridgeway Capital had approximately $2.0 billion in assets under management. Bridgeway Capital serves as sub-advisor to the American Beacon Bridgeway Large Cap Value Fund.

Investment decisions for the Fund are based on statistical models run by Bridgeway Capital’s Investment Management Team. Collectively, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

John Montgomery is the investment management team leader and lead portfolio manager for the Fund. Mr. Montgomery founded Bridgeway Capital in 1993. Mr. Montgomery has served as Chairman of the Board and Chief Investment Officer since June 2010. Prior thereto, he served as President and portfolio manager from 1993 to June 2010. Mr. Montgomery was the investment management team leader of the Fund’s predecessor fund since its inception in 2003.

Elena Khoziaeva, CFA, is an investment management team member and began working at Bridgeway Capital in 1998. Ms. Khoziaeva has served as a portfolio manager since 2006. Her responsibilities include portfolio management, investment research, and statistical modeling. Ms. Khoziaeva was an investment management team member of the Fund’s predecessor fund since 2003.

Michael Whipple, CFA, is an investment management team member and began working at Bridgeway Capital in 2002. Mr. Whipple has served as a portfolio manager since 2006. His responsibilities include portfolio management, investment research, and statistical modeling. Mr. Whipple was an investment management team member of the Fund’s predecessor fund since 2003.

Rasool Shaik, CFA, is an investment management team member and began working for Bridgeway Capital in 2006. Mr. Shaik has served as a portfolio manager since October 2007. Prior thereto, he served as a Research Analyst from July 2006 to October 2007. His responsibilities include portfolio management, investment research, and statistical modeling. Mr. Shaik was an investment management team member of the Fund’s predecessor fund since 2006.

HOLLAND CAPITAL MANAGEMENT LLC (“Holland Capital”), 303 West Madison Street., Suite 700, Chicago, Illinois 60606, is a Delaware limited liability company founded in 1991. As of December 31, 2012, Holland Capital had approximately $2.8 billion in assets under management. Holland Capital serves as sub-advisor to the American Beacon Holland Large Cap Growth Fund.

The persons employed by or associated with Holland Capital who are primarily responsible for the day-to-day management of the Fund’s portfolio are Monica L. Walker and Carl R. Bhathena.

Monica L Walker, Chief Executive Officer, is a founding partner of Holland Capital Management, which was established in 1991. With over 30 years of financial services experience, including 23 years of investment management experience, Ms. Walker serves as Chief Investment Officer – Equity, responsible for execution of the firm’s large cap growth and mid cap growth equity strategies with a team of equity research analysts. She was a Portfolio Manager of the Fund’s predecessor fund since its inception in April 1996 and is primarily responsible for the day-to-day management of the Fund’s portfolio. She has worked as a member of the firm’s equity team and Investment Policy Committee since the firm’s inception 20 years ago.

Carl R. Bhathena is Co-Portfolio Manager of the firm’s large cap and mid cap growth equity strategies. As a Senior Equity Analyst, he is also responsible for fundamental research and valuation analysis within the technology sector of the market. Mr. Bhathena served as Co-Portfolio Manager of the Fund’s predecessor fund since 2009 and is jointly responsible for day-to-day management of the Fund’s portfolio. Since he joined Holland Capital in 1998, he has been a member of the firm’s equity team and Investment Policy Committee.  Mr. Bhathena began his career with EVEREN Securities Inc. (formerly Kemper Securities Inc.) as an associate analyst in the company’s investment strategy group. Mr. Bhathena was later promoted to Vice President – Investment Strategist and performed aggregate fundamental qualitative and quantitative analysis on global financial markets, sectors, industry groups, and specific companies as well as economic and interest rate forecasting.

STEPHENS INVESTMENT MANAGEMENT GROUP, LLC (“SIMG”), 111 Center Street, Little Rock, Arkansas 72201, was founded in 2005 and is a subsidiary of Stephens Investments Holdings LLC, a privately held and family owned company. As of December 31, 2012, SIMG had approximately $1.2 billion in assets under management. SIMG serves as sub-advisor to the American Beacon Stephens Small Cap Growth Fund and American Beacon Stephens Mid-Cap Growth Fund.

The persons who are primarily and jointly responsible for the day-to-day management of the Funds are listed below.

Ryan Crane is the Senior Portfolio Manager for the Funds and Chief Investment Officer of SIMG, and is primarily responsible for the day-to-day management of the Funds’ portfolios. Mr. Crane has served as Senior Portfolio Manager and Chief Investment Officer since SIMG was formed in 2005. Mr. Crane joined Stephens Inc., an affiliate of SIMG, in September of 2004 as a Senior Portfolio Manager in charge of small and small/mid-cap growth accounts. Prior to joining Stephens Inc., Mr. Crane worked for AIM Management Group (“AIM”) since 1994. While at AIM, Mr. Crane was the lead manager of the AIM Small Cap Growth Fund and served as co-manager on various other AIM funds.  Mr. Crane is a CFA Charterholder.

John Thornton is the Co-Portfolio Manager of the Funds and is jointly responsible for the day-to-day management of the Funds’ portfolios. Mr. Thornton has served as Co-Portfolio Manager since SIMG was formed in 2005. Mr. Thornton joined Stephens Inc. in September of 2004 as a Co-Portfolio Manager in charge of small and small/mid-cap growth accounts. Prior to joining Stephens Inc., Mr. Thornton worked for AIM since 2000. While at AIM, Mr. Thornton was the senior analyst of the AIM Small Cap Growth Fund and various AIM technology funds. Mr. Thornton is a CFA Charterholder.

Kelly Ranucci is the Co-Portfolio Manager of the Funds and is jointly responsible for the day-to-day management of the Funds’ portfolios. Ms. Ranucci has served as Co-Portfolio Manager since March 2011. Prior thereto she was Senior Equity Analyst from March 2008 to March 2011 and Equity Analyst from September 2004 to March 2008. Ms. Ranucci joined Stephens Inc. in September of 2004 as an Equity Analyst of small/mid-cap growth accounts. Prior to joining Stephens Inc., Ms. Ranucci worked for AIM since 1994. While at AIM, Ms. Ranucci was responsible for research and analysis of small and medium capitalization securities for AIM’s Small Cap Growth and Mid-Cap Growth Funds. Ms. Ranucci is a CFA Charterholder.

Sam Chase is the Co-Portfolio Manager of the Funds and is jointly responsible for the day-to-day management of the Funds’ portfolios. Mr. Chase has served as Co-Portfolio Manager since March 2011. Prior thereto he was Senior Equity Analyst from March 2008 to March 2011 and Equity Analyst from September 2004 to March 2008. Mr. Chase joined Stephens Inc. in September of 2004 as an Equity Analyst of small/mid-cap growth accounts. Prior to joining Stephens Inc., Mr. Chase worked for AIM. While at AIM, Mr. Chase was responsible for research and analysis of small capitalization securities for AIM’s Small Cap Growth Fund. Mr. Chase is a CFA Charterholder.

Valuation of Shares

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day on which it is open for business.
Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Debt securities and certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers. Investments in other registered investment companies are valued at the closing net asset value per share of the other investment company on the day of valuation.

The valuation of certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Fair value pricing under these procedures may be used by any of the Funds, but certain Funds are more likely to hold securities requiring these procedures.  Securities of small capitalization companies are more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds’ fair valuation procedures.

About Your Investment

Choosing Your Share Class

Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:
●	How long you expect to own the shares;
●	How much you intend to invest;
●	Total expenses associated with owning shares of each class;
●	Whether you qualify for any reduction or waiver of sales charges;
●	Whether you plan to take any distributions in the near future; and
●	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

Each Fund offers various classes of shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best meets your needs. The following table and sections explain the sales charges or other fees you may pay when investing in each class.
Share Class	Minimum Initial Investment	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fee	Annual Shareholder Servicing Fee
A	$2,500	Up to 5.75%; may be reduced, waived or deferred for large purchases or certain investors. See A Class Charges and Waivers below.	None	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
C	$1,000	None	1% on redemptions within 12 months of purchasing shares	Up to 1% of average daily assets	Up to 0.25% of average daily assets
Investor	$2,500	None	None	None	Up to 0.375% of average daily assets
Y	$100,000	None	None	None	Up to 0.10% of average daily assets
Institutional	$250,000	None	None	None	None

A Class Shares
A Class shares of each Fund are available to eligible investors using intermediaries such as broker-dealers, at their offering price, which is equal to the NAV per share plus the applicable front-end sales charge that you pay when you buy your A Class shares. The front-end sales charge is generally deducted directly from the amount of your investment. A Class shares are also subject to a Rule 12b-1 fee of up to 0.25% and a separate shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets. The minimum initial investment is $2,500.

C Class Shares
C Class shares are available to eligible investors using intermediaries such as broker-dealers, at each Fund’s NAV per share, without an initial sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge (“CDSC”) of 1.00%. C Class shares also are subject to a Rule 12b-1 fee of up to 1.00% of each Fund’s average daily net assets and a separate shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets. The minimum initial investment is $1,000.

Investor Class Shares
Investor Class shares are offered without a sales charge to eligible investors, including investors using intermediary organizations such as broker-dealers or plan sponsors and retirement accounts. Investor Class shares do not pay a Rule 12b-1 fee. Investor Class shares are subject to a separate shareholder servicing fee of up to 0.375% of each Fund’s average daily net assets. The minimum initial investment is $2,500.

Y Class Shares
Y Class shares are offered without a sales charge to eligible investors who make an initial investment of at least $100,000. Y Class shares do not pay a Rule 12b-1 fee. Y Class shares are subject to a shareholder servicing fee of up to 0.10% of each Fund’s average daily net assets.

Institutional Class Shares
Institutional Class shares are offered without a sales charge to eligible investors who make an initial investment of at least $250,000. Institutional Class shares do not pay a Rule 12b-1 or shareholder servicing fees.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the Fund and the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in “A Class Sales Charge Reductions and Waivers.”

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%	0.00%

Foreside Fund Services, LLC (the "Distributor") retains any portion of the commissions that are not paid to financial intermediaries for use solely to pay distribution-related expenses.

A Class Sales Charge Reductions & Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds’ transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges
There is no sales charge if you invest $1 million or more in A Class shares.

Sales charges also may be waived for certain shareholders or transactions, such as:
●	The Manager or its affiliates;
●
Present and former directors, trustees, officers, employees of the Manager, the Manager’s parent company, and the American Beacon Funds (and their “immediate family” as defined in the SAI), and retirement plans established by them for their employees;

●	Registered representatives or employees of intermediaries that have selling agreement with the Funds;
●	Shares acquired through merger or acquisition;
●	Insurance company separate accounts;
●	Employer-sponsored retirement plans;
●	Dividend reinvestment programs;
●	Purchases through certain fee-based programs; and
●	Reinvestment of proceeds within 90 days of a redemption from A Class account (see “Redemption Policies” below for more information).

Reduced Sales Charges
Under a “Rights of Accumulation Program,” a “Letter of Intent” or through “Concurrent Purchases” you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com.

You may also call (800) 658-5811 or consult with your financial advisor.

Rights of Accumulation Program
Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in certain accounts (“Qualified Accounts”). The following Qualified Accounts held in A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:
●	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;
●	Uniform transfer or gift to minor accounts (“UTMA/UGTMA”);
●	Individual retirement accounts (“IRAs”), including traditional, Roth, SEP and SIMPLE IRAs; and
●	Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Funds’ transfer agent in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds’ investments (whichever is higher) of your existing A Class shares of any American Beacon Funds’ mutual fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gain distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries you may combine the current NAV of your existing A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds’ transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds’ transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent
If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) during the next 13 months in A Class shares of a Fund or any other American Beacon Funds mutual fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased A Class shares of any American Beacon mutual fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases
You may combine simultaneous purchases in A Class shares of American Beacon Funds to qualify for a reduced A Class sales charge.

Contingent Deferred Sales Charge-C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

A CDSC is imposed on redemptions of C Class shares of the Funds as described above. The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:
●	shares acquired by the reinvestment of dividends or capital gains distributions;
●	other shares that are not subject to the CDSC;
●	shares held the longest during the holding period.

Waiver of CDSCs-C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds’ transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:
●	The redemption is due to a shareholder’s death or post-purchase disability;
●	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;
●	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;
●	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 ½;
●	The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;
●	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;
●	The redemption is to return excess contributions made to a retirement plan; or

●	The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for C Class shares is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Institutional Class and Investor Class shares offered in this prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondence accounts. The Funds do not conduct operations and are not offered for purchase outside the United States.  A Class and C Class shares are available to retail investors who invest through intermediary organizations, such as broker-dealers or other financial intermediaries or through employee directed benefit plans. Investor Class shares are available for traditional and Roth IRAs investing directly through American Beacon.

Investors in the Funds may include:
▶	agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which a trust company or financial advisor acts as agent or fiduciary);
▶	endowment funds and charitable foundations;
▶	employee welfare plans that are tax-exempt under Section 501(c)(9) of the Internal Revenue Code;
▶	qualified pension and profit sharing plans;
▶	cash and deferred arrangements under Section 401(k) of the Internal Revenue Code;
▶	corporations; and
▶	other investors who make an initial investment of at least the minimum investment amounts.

Subject to your eligibility, you may invest in the Funds directly through the Funds or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators and retirement plans.

If you invest directly with the Funds, the fees and policies with respect to the Funds’ shares that are outlined in this prospectus are set by the Funds. If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Funds. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Funds through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper “breakpoint” discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Initial Investment by Share Class

C Class: $1,000
A Class and Investor Class: $2,500
Y Class: $100,000
Institutional Class: $250,000

The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Because in most cases it is more advantageous to purchase A Class shares than C Class shares for amounts of $1 million or more, the Funds will decline a request to purchase C Class shares for $1 million or more.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

You may also open an account directly through the Funds. A completed, signed application is required. You may download an account application from the Funds’ web site at www.americanbeaconfunds.com. You also may obtain an application form by calling:

●	1-800-658-5811

or, institutional shareholders should call:

●	1-800-967-9009

Complete the application, sign it and send it

Regular Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
(or institutional shareholders may)
Fax to:
(816) 374-7408
For Overnight Delivery
American Beacon Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105
(800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account with the Funds or your financial institution, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, taxpayer identification numbers, and Social Security numbers of persons authorized to provide instructions on the account or other documentation. The Funds and your financial institution are required by law to reject your new account application if the required identifying information is not provided.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charge.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee. You should contact your broker-dealer or other financial intermediary to find out by what time your purchase order must be received so that it can be processed the same day. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold.  Each Fund reserves the right to refuse purchases if, in the judgment of a fund, the transaction would adversely affect the fund and its shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept “starter” checks, credit card checks, money orders, cashier’s checks, or third party checks.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to sell shares of a Fund.

If you purchased your shares directly from the Funds, your shares may be redeemed by calling 1-800-658-5811 to speak to a representative, via the Funds’ website, www.americanbeaconfunds.com or by mail on any day that the Funds are open for business.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first). You should contact your broker-dealer or other financial intermediary to find out by what time your order must be received so that it can be processed the same day.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by a Fund. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies exchange shares.

If you purchased your shares directly through the Funds, your shares may be exchanged by calling 1-800-658-5811 to speak to a representative, via the Funds’ website, www.americanbeaconfunds.com or by using the Automated Voice Response System for Investor Class shares.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Shares of any class of a Fund may be exchanged for shares of another class of the same Fund under certain limited circumstances.  Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another Fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund having a CDSC. However, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check, a shareholder must have owned shares of the redeeming Fund for at least ten days prior to exchanging out of one Fund and into another.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. States and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange purchases if, in the judgment of a Fund, the transaction would adversely affect the Fund and its shareholders. For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the same Fund will not result in a capital gain or loss. However, an exchange of shares of one Fund for shares of a different Fund is considered a sale and a purchase, respectively, and may result in a gain or loss for tax purposes.  There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a fund or share class exchange.  Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Payments to Financial Intermediaries

The Funds and their affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that a Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Funds or their transfer agent. To the extent a Fund affiliate pays such compensation, it may include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from a Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

How to Purchase Shares
Through your Broker — Dealer or Other Financial Intermediary
Contact your broker-dealer or other financial intermediary to purchase shares of a Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Funds and may charge you a fee for this service. The Funds will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer “street name” or omnibus accounts). Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

By Check
The minimum initial and subsequent investment requirements for investments by check are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C	$ 1,000	$ 50
A	$ 2,500	$ 50
Investor	$ 2,500	$ 50
Y	$ 100,000	$ 50
Institutional	$ 250,000	$ 50

●	Make the check payable to American Beacon Funds.
●	Include the shareholder’s account number, Fund name and Fund number on the check.
●	Mail the check to:

American Beacon Funds
        P.O. Box 219643
        Kansas City, MO 64121-9643

For Overnight Delivery:
American Beacon Funds
        c/o BFDS
        330 West 9th Street
        Kansas City, MO 64105

By Wire
The minimum initial and subsequent investment requirements for investments by wire are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C	$ 1,000	$ 500
A	$ 2,500	$ 500
Investor	$ 2,500	$ 500
Y	$ 100,000	None
Institutional	$ 250,000	None

●	If your account has been established, call 1-800-658-5811 to purchase shares by wire.
●	Send a bank wire to State Street Bank and Trust Co. with these instructions:

▶	ABA# 0110-0002-8; AC-9905-342-3,

▶	Attn: American Beacon Funds

▶	the Fund name and Fund number, and

▶	shareholder account number and registration.

By Exchange
The minimum requirements to establish an account by making an exchange and to make subsequent exchanges are as follows:

Share Class	Minimum Amount to Establish a New Account	Minimum Subsequent Exchange Amount
C	$ 1,000	$ 50
A	$ 2,500	$ 50
Investor	$ 2,500	$ 50
Y	$ 100,000	$ 50
Institutional	$ 250,000	$ 50

●
To exchange shares, send a written request to the address above, or call 1-800-658-5811 to speak with a representative. You may use the Automated Voice Response System for exchanges in the Investor Class only.

●	You also may exchange shares by visiting www.americanbeaconfunds.com.
●
If you purchased shares through a financial intermediary, please contact your broker-dealer or other financial intermediary to exchange your shares. Your financial intermediary may charge you a fee for exchanging your shares.

Via www.americanbeaconfunds.com
●	You may purchase shares of the Investor class via www.americanbeaconfunds.com.
●	Funds will be transferred automatically from your bank account via Automated Clearing House (“ACH”) if valid bank instructions were included on your application.
●	If not, please call 1-800-658-5811 for assistance with establishing bank instructions.
●	A $50 minimum applies.

By Pre-Authorized Automatic Investment (A Class, C Class and Investor Class shares only)
●	The minimum account size of $1,000 for C Class shares and $2,500 for A Class and Investor Class shares must be met before establishing an automatic investment plan.
●	Fill in required information on the account application, including amount of automatic investment ($50 minimum). Attach a voided check to the account application.
●	You may also establish an automatic investment plan through www.americanbeaconfunds.com.
●	Funds will be transferred automatically from your bank account via ACH on or about the 5th day of each month or quarter, depending upon which periods you specify.
●	If you establish your automatic investment plan through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

How to Redeem Shares
Through your Broker – Dealer or other Financial Intermediary
Contact your broker-dealer or other financial intermediary to sell shares of a Fund. Your broker-dealer or other financial intermediary is responsible for transmitting your sale request to the transfer agent in proper form and in a timely manner. Your financial intermediary may charge you a fee for selling your shares.

By Telephone
●	Call 1-800-658-5811 to request a redemption.

●	Minimum redemption amounts and applicable class limitations, and policies as to the disposition of the proceeds of telephone redemptions are as follows:

Share Class	Minimum Redemption	Limitations	Disposition of Redemption Proceeds
A, C and Investor	$500 by wire or	$50,000 per account	Mailed to account address of record; or

	$50 by check or ACH		Transmitted to commercial bank designated on the account application form.

Y and Institutional	None	None	Transmitted to commercial bank designated on the account application form.

By Mail
●	Write a letter of instruction including:
	▶	the Fund name and Fund number,
	▶	shareholder account number,
	▶	shares or dollar amount to be redeemed, and
	▶	authorized signature(s) of all persons required to sign for the account.

Mail to:

American Beacon Funds

P.O. Box 219643

Kansas City, MO 64121-9643

For Overnight Delivery
American Beacon Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

●	Proceeds will be mailed to the account address of record or transmitted to the commercial bank designated on the account application form.
●	Minimum redemption amounts are as follows:

Share Class	Minimum Redemption
A, C and Investor	$500 by wire, $50 by check or ACH
Y and Institutional	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Call 1-800-658-5811 for instructions.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:
●	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
●	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

By Exchange
●	Send a written request to the address above.
●	Call 1-800-658-5811 and use the Automated Voice Response System (for Investor Class only) or speak to a representative to exchange shares.
●	Visit www.americanbeaconfunds.com and select “Account Login”
●	The minimum requirement to redeem shares by making an exchange is $50.
●	If you purchased shares through a financial intermediary, please contact your broker-dealer or other financial intermediary to exchange your shares.

Via www.americanbeaconfunds.com
●	If you have established bank instructions for your account, you may request a redemption via ACH or wire for Investor Class shares by accessing www.americanbeaconfunds.com.
●	If bank instructions were not included on the account application form, please call 1-800-658-5811 to establish bank instructions.
●	Minimum wire, ACH and check redemption amounts and policies as to the disposition of the proceeds of redemptions via www.americanbeaconfunds.com are as follows:

Share Class	Minimum Wire Amount	Minimum ACH or Check Amount	Disposition of Redemption Proceeds
A, C and Investor	$500	$50	Check mailed to account address of record;

			Wire transmitted to commercial bank designated on the account application form; or Funds transferred via ACH to bank account designated on application form.

Y and Institutional	None	Not Available	Transmitted to commercial bank designated on the account application form.

By Pre-Authorized Automatic Redemption (A, C and Investor Class shares only)
●	Fill in required information on the account application or establish via www.americanbeaconfunds.com ($50 minimum).
●	Proceeds will be transferred automatically from your Fund account to your bank account via ACH.

General Policies

If a shareholder’s A Class, C Class, Y Class, Institutional Class or Investor Class account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
Institutional	$75,000
Y	$25,000
A	$ 2,500
Investor	$ 2,500
C	$ 1,000

If the account balance remains below the applicable minimum account balance after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder. IRA accounts will be charged an annual maintenance fee of

$15.00 by the Custodian for maintaining either a traditional IRA or a Roth IRA. Each Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (“SVP”) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:
●
The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

●	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
●	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.
Each Fund reserves the right to:
●
liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,

●	seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
●	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment
Please be advised that certain state escheatment laws may require the Funds to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added "inactivity" or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

●	Sending a letter to the Funds by the United States Post Office,

●	Speaking to a Customer Service Representative on the phone after you go through a security verification process.

For residents of certain states, contact cannot be made by phone but must be in writing or through the Funds secure web application.

●	Contacting the Funds through the automated phone system where you must supply an account number, social security number, or a specific fund identifying number,

●	Accessing your account through the Funds secure web application,

●	Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager,  and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws.  To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with the Funds, you should contact your broker-dealer, retirement plan, or other third party intermediary regarding applicable state escheatment laws.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811 (phone)
www.americanbeaconfunds.com (web)

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund’s NAV, (ii) an increase in a Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund’s NAV is known as market timing.

The Funds’ Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one “round trip” in a Fund in any rolling 90-day period. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into a Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of a Fund or dilute the value of the Fund’s shares, including collective trading (e.g. following the advice of an investment newsletter).  Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

●	shares acquired through the reinvestment of dividends and other distributions;
●	systematic purchases and redemptions;
●	shares redeemed to return excess IRA contributions; or
●
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. A Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Funds’ frequent trading and market timing policies, including any applicable redemption fees.

The Funds reserve the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions. The Funds do not have a fixed dividend rate and do not guarantee they will pay any dividends or capital gain distributions in any particular period. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Monthly distributions are paid on the first business day of the following month. Distributions are paid as follows:

Fund	Dividends Paid	Other Distributions Paid
Bridgeway Large Cap Value	Annually	Annually
Holland Large Cap Growth	Annually	Annually
Stephens Small Cap Growth	Monthly	Annually
Stephens Mid-Cap Growth	Monthly	Annually

Options for Receiving Dividends and Other Distributions
When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. Unless your account application instructs otherwise, distributions payable to you will be reinvested in additional Fund shares of the same class. There are four payment options available:

●	Reinvest All Distributions. You can elect to reinvest all dividends and capital gain distributions in additional shares of the same class of the Fund.
●
Reinvest Only Dividends or Capital Gain Distributions.  You can elect to reinvest some types of distributions in Fund shares while receiving the other types of distributions by check or having them sent to your bank account by ACH.  Different tax treatment applies to distributions of dividends and net capital gain (as defined in the table below).

●	Receive All Distributions in Cash. You can elect to receive all dividends and capital gain distributions by check or have them sent to your bank by ACH.
●
Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and capital gain distributions in shares of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Usually, any dividends and distributions of net realized capital gains are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of a Fund’s dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes. The following table outlines the typical tax status of transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*	Whether reinvested or taken in cash.

**	Except for dividends that are attributable to “qualified dividend income” (as described below).

To the extent distributions are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets, they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (20% for those shareholders with taxable income exceeding $400,000, or $450,000 if married filing jointly).

A portion of the income dividends a Fund pays to individuals and certain other non-corporate shareholders may be “qualified dividend income” (“QDI”) and thus eligible for those maximum capital gain tax rates. QDI is the aggregate of dividends a Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid. If a Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for the preferential maximum rates. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends a Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the  maximum federal income tax rates mentioned above.

A Fund shareholder who wants to use an acceptable method other than the average basis method (each Fund’s default method) for determining basis in Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing, which may be electronic.  Each Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares.  See “Tax Information” in the SAI for a description of the rules regarding that election and each Fund’s reporting obligation.

The Health Care Reform and Education Reconciliation Act of 2010 requires an individual to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers), for taxable years beginning after December 31, 2012. This tax is in addition to any other taxes due on that income. A similar tax applies for those years to estates and trusts.

Shareholders investing in the Funds through a financial intermediary should discuss their options for receiving dividends and other distributions with their financial advisor. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund. Each year, each Fund’s shareholders will receive tax information from the Fund to assist them in preparing their income tax returns.

Additional Information

Distribution and Service Plans

The A Class and C Class shares of the Funds have each adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares.

The Plans provide that the A Class shares of the Funds will pay up to 0.25% per annum of the average daily net assets of the A Class, and the C Class shares of the Funds will pay up to 1.00% per annum of the average daily net assets of the C Class, to the Manager (or another entity approved by the Board).

The Funds have also adopted a shareholder services plan for its A Class, C Class, Y Class and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets of the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets of the Investor Class shares and up to 0.10% of the average daily net assets of the Y Class shares of the Funds.

Because these fees are paid out of each Fund’s A Class, C Class, Y Class and Investor Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

Portfolio Holdings

A complete list of the Funds’ holdings for the American Beacon Stephens Small Cap Growth Fund and American Beacon Stephens Mid-Cap Growth Fund is made available on the Funds' website on a monthly basis approximately twenty days after the end of each month and remains available for six months thereafter.  A complete list of holdings for the American Beacon Bridgeway Large Cap Value Fund and American Beacon Holland Large Cap Growth Fund is made available on the Funds’ website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter.

A list of each Fund’s ten largest holdings is made available on the Funds’ website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter.

To access the holdings information, go to www.americanbeaconfunds.com. A Fund’s ten largest holdings may also be accessed by selecting a particular Fund’s data sheet.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds’ summary prospectuses or shareholder reports, please go to www.americanbeaconfunds.com and click on “Quick Links” and then “Register for E-delivery.”

To reduce expenses, your financial institution may mail only one copy of the prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions).

The financial highlights of the American Beacon Bridgeway Large Cap Value Fund shown below for Institutional Class shares of the Fund represent the financial history of the Class N Shares of the Fund’s predecessor fund, Bridgeway Large-Cap Value Fund, a series of Bridgeway Funds, Inc., which was acquired by the American Beacon Bridgeway Large Cap Value Fund in a reorganization on February 3, 2012. The information for the fiscal years ended June 30, 2008 to June 30, 2011 has been audited by the predecessor fund’s independent registered public accounting firm.

The financial highlights, for the fiscal years ended December 31, 2010 and December 31, 2011, of the American Beacon Holland Large Cap Growth Fund shown below for Investor Class, Institutional Class and A Class shares of the Fund represent the financial history of the Investor Shares, Institutional Shares and A Shares, respectively, of the Fund’s predecessor fund, Lou Holland Growth Fund, a series of the Forum Funds (“Predecessor Fund A”), which was acquired by the American Beacon Holland Large Cap Growth Fund on March 23, 2012. The information for the fiscal years ended December 31, 2010 and December 31, 2011 has been audited by the Predecessor Fund A’s independent registered public accounting firm. The information for the fiscal years ended December 31, 2008 to December 31, 2009 reflects the historical information of the Lou Holland Growth Fund, a series of The Lou Holland Trust, the predecessor to Predecessor Fund A (“Predecessor Fund B”), which was acquired by Predecessor Fund A on January 29, 2010. The information for Predecessor Fund B has been audited by Predecessor Fund B’s independent registered public accounting firm.

The financial highlights of the American Beacon Stephens Small Cap Growth Fund (“Small Cap Growth Fund”) and the American Beacon Stephens Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) shown below for Investor Class and Institutional Class shares of each Fund represent the financial history of Class A and Class I shares, respectively, for each Fund’s predecessor fund, Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund, respectively, each a series of Professionally Managed Portfolios, which were acquired by the Small Cap Growth Fund and the Mid-Cap Growth Fund, respectively, in reorganizations on February 24, 2012. The information for the fiscal years ended November 30, 2008, through November 30, 2011, has been audited by each predecessor fund’s independent registered public accounting firm.

The information in the financial highlights for the fiscal year and periods ended 2012 has been derived from the Funds’ financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which you may obtain upon request.

	American Beacon Bridgeway Large Cap Value Fund Institutional ClassD
	Six Months Ended December 31,			Year Ended June 30,
Per Share Data	2012		2012	2011		2010		2009		2008
Net asset value, beginning of period	$14.80		$14.62	$11.44		$9.74		$13.63		$17.07

Income from investment operations:
Net investment income	0.20		0.24	0.20	C	0.19	C	0.23	C	0.22	C
Net gains (losses) on securities (both realized and unrealized)	1.14		0.12	3.21		1.73		(3.89)		(2.94)

Total income (loss) from investment operations	1.34		0.36	3.41		1.92		(3.66)		(2.72)

Less distributions
Dividends from net investment income	(0.29)		(0.18)	(0.23)		(0.22)		(0.23)		(0.21)
Distributions from net realized gains on securities	—		—	—		—		—		(0.51)

Total distributions	(0.29)		(0.18)	(0.23)		(0.22)		(0.23)		(0.72)

Net asset value, end of period	$15.85		$14.80	$14.62		$11.44		$9.74		$13.63

Total ReturnE	9.04	%A	2.60%	30.02%		19.65%		(26.88%)		(16.46%)

Ratios and supplemental data:
Net assets, end of period (in thousands)	$26,669		$26,950	$29,647	$25,534	$27,996	$54,144
Ratios to average net assets:
Expenses, before reimbursements	1.73	%B	1.30%	1.17%	1.11%	0.98%	0.80%
Expenses, net of reimbursements	0.84	%B	0.82%	0.84%	0.84%	0.84%	0.79%
Net investment income (loss), before reimbursements	1.38	%B	1.17%	1.17%	1.32%	2.06%	1.37%
Net investment income, net of reimbursements	2.27	%B	1.66%	1.50%	1.58%	2.20%	1.38%
Portfolio turnover rate	21	%A	36%	43%	49%	65%	28%

A	Not annualized

B	Annualized.

C	Per share amounts calculated based on the average daily shares outstanding during the period.

D	Prior to the reorganization on February 3, 2012, the Institutional Class was known as Class N.

E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

	American Beacon Bridgeway Large Cap Value Fund
	Y Class				Investor Class
Per Share Data	Six Months Ended December 31, 2012		February 3E to June 30, 2012		Six Months Ended December 31, 2012		February 3E to June 30, 2012
Net asset value, beginning of period	$14.80		$14.46		$14.78		$14.46

Income from investment operations:
Net investment income	0.07		0.09		0.12		0.03
Net gains (losses)on securities (both realized and unrealized)	1.26		0.25		1.19		0.29
Total income (loss) from investment operations	1.33		0.34		1.31		0.32

Less distributions
Dividends from net investment income	(0.29)		—		(0.28)		—
Distributions from net realized gains on securities	—		—		—		—

Total distributions	(0.29)		—		(0.28)		—

Net asset value, end of period	$15.84		$14.80		$15.81		$14.78

Total ReturnD	8.98	%A	2.35	%A	8.84	%A	2.21	%A

Ratios and supplemental data:
Net assets, end of period (in thousands)	$36		$5		$489		$215
Ratios to average net assets:
Expenses, before reimbursements	3.75	%B	144.39	%B	2.26	%B	18.30	%B
Expenses, net of reimbursements	0.93	%B	0.94	%B	1.21	%B	1.22	%B
Net investment income (loss), before reimbursements	(0.51	) %B	(141.90	) %B	1.00	%B	(15.48	) %B
Net investment income, net of reimbursements	2.31	%B	1.54	%B	2.05	%B	1.59	%B
Portfolio turnover rate	21	%A	36	%C	21	%A	36	%C

A	Not annualized

B	Annualized.

C	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

E	Commencement of operations.

	A Class				C Class
Per Share Data	Six Months Ended December 31, 2012		February 3E to June 30, 2012		Six Months Ended December 31, 2012		February 3E to June 30, 2012
Net asset value, beginning of period	$14.77		$14.46		$14.73		$14.46

Income from investment operations:
Net investment income	0.15		0.01		0.09		0.02
Net gains (losses)on securities (both realized and unrealized)	1.15		0.30		1.17		0.25

Total income (loss) from investment operations	1.30		0.31		1.26		0.27

Less distributions
Dividends from net investment income	(0.29)		—		(0.29)		—
Distributions from net realized gains on securities	—		—		—		—

Total distributions	(0.29)		—		(0.29)		—

Net asset value, end of period	$15.78		$14.77		$15.70		$14.73

Total ReturnD	8.78	%A	2.14	%A	8.54	%A	1.87	%A

Ratios and supplemental data:
Net assets, end of period (in thousands)	$311		$276		$20		$14
Ratios to average net assets:
Expenses, before reimbursements	2.21	%B	15.39	%B	6.81	%B	64.88	%B
Expenses, net of reimbursements	1.33	%B	1.34	%B	1.77	%B	2.09	%B
Net investment income (loss), before reimbursements	0.90	%B	(13.13	) %B	(3.55	) %B	(62.47	) %B
Net investment income, net of reimbursements	1.78	%B	0.92	%B	1.49	%B	0.32	%B
Portfolio turnover rate	21	%A	36	%C	21	%A	36	%C

A	Not annualized

B	Not annualized

C	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

E	Commencement of operations.

	American Beacon Holland Large Cap Growth Fund Investor Class
	For the Years Ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$20.24		$19.97		$17.94		$12.90		$19.81

Income from investment operations:
Net investment income (loss)	0.02	C	(0.05	)A	(0.04	)A	(0.02	)A	(0.04	)A
Net gains (losses) from investments (both realized and unrealized)	2.45		0.71		2.55		5.06		(6.86)

Total income (loss) from investment operations	2.47		0.66		2.51		5.04		(6.90)

Less distributions:
Dividends from net investment income	(0.01)		—		—		—		—
Distributions from net realized gains on securities	(1.18)		(0.39)		(0.48)		—		(0.01)

Total distributions	(1.19)		(0.39)		(0.48)		—		(0.01)

Net asset value, end of period	$21.52		$20.24		$19.97		$17.94		$12.90

Total returnB,D	12.18%		3.33%		14.03%		39.07%		(34.83	) %

Ratios and supplemental data:
Net assets at end of period (in thousands)	$66,568		$58,682		$54,128		$50,341		$33,766
Ratios to average net assets:
Expenses, before reimbursements	1.44%		1.64%		1.77%		1.69%		1.71%
Expenses, net of reimbursements	1.29%		1.35%		1.35%		1.35%		1.35%
Net investment income (loss), before expense reimbursements	(0.08	) %	(0.53	) %	(0.64)%		(0.45	) %	(0.61	) %
Net investment income (loss), net of reimbursements	0.07%		(0.24	) %	(0.22	) %	(0.11	) %	(0.25	) %
Portfolio turnover rate	18%		12%		18%		11%		35%

A
The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable

C
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at December 31, 2012.

D
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value returns for shareholder transactions.

	American Beacon Holland Large Cap Growth Fund Institutional Class
	For the Year Ended December 31,				March 1E to December 31,
	2012		2011		2010
Net asset value, beginning of period	$20.30		$20.00		$17.88

Income from investment operations:
Net investment income (loss)	0.09	F	(0.02	)C	(0.01	)C
Net gains (losses) from investments (both realized and unrealized)	2.47		0.71		2.61

Total income (loss)from investment operations	2.56		0.69		2.60

Less distributions
Dividends from net investment income	(0.08)		—		—
Distributions from net realized gains on securities	(1.18)		(0.39)		(0.48)
Total distributions	(1.26)		(0.39)		(0.48)

Net asset value, end of period	$21.60		$20.30		$20.00

Total returnD, G	12.57%		3.47%		14.58	%A

Ratios and supplemental data:
Net assets at end of period (in thousands)	$1,619		$1,193		$1,126
Ratios to average net assets:
Expenses, before reimbursements	1.32%		1.49%		1.91	%B
Expenses, net of reimbursements	0.96%		1.20%		1.20	%B
Net investment income (loss), before expense reimbursements	0.07%		(0.38)%		(0.77	)B
Net investment income (loss), net of reimbursements	0.43%		(0.09)%		(0.06	)%B
Portfolio turnover rate	18%		12%		18	%A

A	Not annualized

B	Annualized

C
The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

E	Commencement of operations.

F
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at December 31, 2012.

G
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value returns for shareholder transactions.

	American Beacon Holland Large Cap Growth Fund
	Y Class		A Class						C Class
	March 23F to December 31,		Year Ended December 31,				February 1F to December 31,		March 23F to December 31,
	2012		2012		2011		2010		2012
Net asset value, beginning of period	$23.00		$20.23		$19.96		$17.40		$22.90

Income from investment operations:
Net investment income (loss)	0.09	G	0.03	G	(0.05	)D	(0.04	)D	0.01	G
Net gains (losses) from investments (both realized and unrealized)	(0.26)		2.41		0.71		3.08		(0.38)

Total income (loss) from investment operations	(0.17)		2.44		0.66		3.04		(0.37)

Less distributions:
Dividends from net investment income	(0.06)		(0.06)		—		—		(0.06)
Distributions from net realized gains on securities	(1.18)		(1.18)		(0.39)		(0.48)		(1.18)

Total distributions	(1.24)		(1.24)		(0.39)		(0.48)		(1.24)

Net asset value, end of period	$21.59		$21.43		$20.23		$19.96		$21.29

Total returnE,H	(0.79)%		11.99%		3.33%		17.51	%A	(1.65	)%A

Ratios and supplemental data:
Net assets at end of period (in thousands)	$23		$467		$13		$12		$281
Ratios to average net assets:
Expenses, before reimbursements	10.18	%B	2.73%		10.06%		42.81	%B	6.17	%B
Expenses, net of reimbursements	0.98	%B	1.38%		1.40%		1.40	B%	2.12	B%
Net investment income (loss), before expense reimbursements	(8.77	) %B	(0.97	) %	(8.94)%		(41.83	) %B	(3.85	)%B
Net investment income (loss), net of reimbursements	0.43	%B	0.37%		(0.28	) %	(0.22	) %B	0.20	%B
Portfolio turnover rate	18	%B	18%		12%		18	%A	18	%C

A	Not annualized.

B	Annualized .

C	Portfolio turnover rate is for the period from January 1, 2012 to December 31, 2012.

D
The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.

E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

F	Commencement of operations.

G
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at December 31, 2012.

H
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value returns for shareholder transactions.

.

			American Beacon Stephens Small Cap Growth Fund-Institutional Class
	One Month Ended December 31,		Year Ended November 30,
	2012		2012A		2011		2010A		2009	2008A
Net asset value, beginning of period/year	$13.54		$13.14		$12.03		$9.37		$7.09	$12.34

Income from investment operations:
Net investment (loss)	0.06		(0.04	)G	(0.11	)F	(0.09	)F	(0.06)	(0.04)
Net gains (losses) from securities (both realized and unrealized)	0.23		1.43		1.37		2.75		2.34	(5.21)

Total income (loss) from investment operations	0.29		1.39		1.26		2.66		2.28	(5.25)

Less distributions:
Dividends from net investment income	—		—		—		—		—	—
Distributions from net realized gains on securities	(0.84)		(0.99)		(0.15)		—		—	—

Total distributions	(0.84)		(0.99)		(0.15)		—		—	—

Redemption fees added to beneficial interests	—		—		—		—		—	0.00	F

Net asset value, end of period	$12.99		$13.54		$13.14		$12.03		$9.37	$7.09

Total returnB,C	2.15	%D	11.65%		10.49%		28.39%		32.16%	(42.54	) %

Ratios and supplemental data:
Net assets, end of period (in thousands)	$130,342		$88,815		$52,336		$39,169		$34,356	$13,792
Ratios to average net assets:
Expenses, before reimbursements	1.20	%E	1.20%		1.15%		1.35%		1.65%	1.46%
Expenses, net of reimbursements	1.06	%E	1.10%		1.10%		1.10%		1.25%	1.25%
Net investment (loss), before reimbursements	0.54	%E	(0.84)%		(0.91)%		(1.09)%		(1.33)%	(1.00)%
Net investment (loss), net of reimbursements	0.68	%E	(0.74)%		(0.86)%		(0.84)%		(0.93)%	(0.79)%
Portfolio turnover rate	6	%D	45%		36%		66%		35%	43	%D

A	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized

E	Annualized

F	Amount represents less than $0.01 per share.

G
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.

H	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by shares outstanding for the period.

			American Beacon Stephens Small Cap Growth Fund-Investor Class
	One Month Ended December 31,		Year Ended November 30,
	2012		2012A		2011A		2010A		2009A		2008A
Net asset value, beginning of period/year	$12.99		$12.67		$11.64		$9.09		$6.90		$12.03

Income from investment operations:
Net investment loss	0.02		(0.06	)G	(0.14	)H	(0.11	)H	(0.09)		(0.13)
Net gains (losses) from securities (both realized and unrealized)	0.25		1.37		1.32		2.66		2.28		(5.00)

Total income (loss) from investment operations	0.27		1.31		1.18		2.55		2.19		(5.13)

Less distributions:
Dividends from net investment income	—		—		—		—		—		—
Distributions from net realized gains on securities	(0.84)		(0.99)		(0.15)		—		—		—

Total distributions	(0.84)		(0.99)		(0.15)		—		—		—

Redemption fees added to beneficial interests	—		—		0.00	F	0.00	F	0.00	F	0.00	F

Net asset value, end of period	$12.42		$12.99		$12.67		$11.64		$9.09		$6.90

Total return,B,C	2.08	%D	11.44%		10.15%		28.05%		31.74%		(42.64	) %

Ratios and supplemental data:

			American Beacon Stephens Small Cap Growth Fund-Investor Class
	One Month Ended December 31,		Year Ended November 30,
	2012		2012A	2011A	2010A	2009A	2008A
Net assets, end of period (in thousands)	$69,786		$67,506	$47,101	$45,911	$22,058	$19,854
Ratios to average net assets
Expenses, before reimbursements	1.62	%E	1.56%	1.40%	1.60%	1.91%	1.69%
Expenses, net of reimbursements	1.34	%E	1.36%	1.35%	1.35%	1.50%	1.50%
Net investment (loss), before reimbursements	0.23	%E	(1.20)%	(1.16)%	(1.33)%	(1.59)%	(1.36)%
Net investment (loss), net of reimbursements	0.50	%E	(1.00)%	(1.11)%	(1.08)%	(1.18)%	(1.17)%
Portfolio turnover rate	6	%D	45%	36%	66%	35%	43	%D

A	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized

E	Annualized

F	Amount represents less than $0.01 per share.

G
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.

H	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by shares outstanding for the period.

			American Beacon Stephens Small Cap Growth Fund
	Y Class				A Class						C Class
	One Month Ended December 31,		February 24F to November 30,		One Month Ended December 31,		February 24 F to November 30,		One Month Ended December 31,		February 24 F to November 30,
	2012		2012		2012		2012		2012		2012
Net asset value, beginning of period/year	$13.54		$13.59		$12.98		$13.07		$12.91		$13.07

Income from investment operations:
Net investment (loss)	0.01		(0.02)		0.01		(0.07)		0.00		(0.06)
Net gains (losses) from securities (both realized and unrealized)	0.27		(0.03)		0.25		(0.02)		0.25		(0.10)

Total income (loss) from investment operations	0.28		(0.05)		0.26		(0.09)		0.25		(0.16)

Less distributions:
Dividends from net investment income	—		—		—		—		—		—
Distributions from net realized gains on securities	(0.84)		—		(0.84)		—		(0.84)		—

Total distributions	(0.84)		—		(0.84)		—		(0.84)		—

Redemption fees added to beneficial interests	—		—		—		—		—		—

Net asset value, end of period	$12.98		$13.54		$12.40		$12.98		$12.32		$12.91

Total returnA,B	2.07	%C	(0.37	)%C	2.01	%C	(0.69	%)C	1.94	%C	(1.22	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,563		$2,699		$3,131		$2,941		$349		$343
Ratios to average net assets:
Expenses, before reimbursements	1.36	%D	2.05	% D	1.79	%D	2.08	%D	3.21	%D	6.15	%D
Expenses, net of reimbursements	1.16	%D	1.21	% D	1.58	%D	1.61	%D	2.33	%D	2.35	%D
Net investment (loss), before reimbursements	0.19	%D	(1.57	)% D	0.04	%D	(1.68	)%D	(1.36	)%D	(5.71	)%D
Net investment (loss), net of reimbursements	0.38	%D	(0.73	)% D	0.25	%D	(1.21	)%D	(0.48	)%D	(1.91	)%D
Portfolio turnover rate	6	%C	45	% E	6	%C	45	%E	6	%C	45	%E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized

D	Annualized

E	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

F	Commencement date of operations.

			American Beacon Stephens Mid-Cap Growth Fund-Institutional Class
	One Month Ended December 31,		Year Ended November 30,
	2012		2012	A	2011	A	2010	A	2009	A	2008	A
Net asset value, beginning of period	$15.24		$13.69		$12.44		$9.63		$7.18		$13.39

Income from investment operations:
Net investment (loss)	0.02		0.00	G	(0.10	)H	(0.09	)H	(0.07)		(0.06)
Net gains (losses) from securities (both realized and unrealized)	0.20		1.55		1.35		2.90		2.52		(6.15)

Total income (loss) from investment operations	0.22		1.55		1.25		2.81		2.45		(6.21)

Less distributions:
Dividends from net investment income	—		—		—		—		—		—
Distributions from net realized gains on securities	(0.08)		—		—		—		—		—

Total distributions	(0.08)		—		—		—		—		—

Redemption fees added to beneficial interests	—		—		—		—		—		0.00	F

Net asset value, end of period	$15.38		$15.24		$13.69		$12.44		$9.63		$7.18

Total returnB,C	$1.43	%D	11.32%		10.05%		29.18%		34.12%		(46.38%)

Ratios and supplemental data:
Net assets, end of period (in thousands)	$31,005		$30,503		$13,208		$7,124		$4,552		$3,967
Ratios to average net assets:
Expenses, before reimbursements	1.31	%E	1.28%		1.65%		2.27%		3.03%		2.19%
Expenses, net of reimbursements	0.99	%E	1.03%		1.25%		1.25%		1.25%		1.25%
Net investment (loss), before reimbursements	1.37	%E	(0.62)%		(1.12)%		(1.81)%		(2.46)%		(1.57)%
Net investment (loss), net of reimbursements	1.69	%E	(0.37)%		(0.72)%		(0.79)%		(0.69)%		(0.63)%
Portfolio turnover rate	1	%D	27%		30%		20%		29%		32%

A	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.

E	Annualized.

F	Amount represents less than $0.01 per share.

G
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.

H	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by shares outstanding for the period.

		American Beacon Stephens Mid-Cap Growth Fund-Investor Class
	One Month Ended December 31,	Year Ended November 30,
	2012	2012A		2011A		2010A		2009A	2008A
Net asset value, beginning of period	$13.72	$12.36		$11.26		$8.74		$6.53	$12.22

Income from investment operations:
Net investment loss	0.02	(0.14	)G	(0.11	)H	(0.10	)H	(0.07)	(0.11)
Net gains (losses) from securities (both realized and unrealized)	0.17	1.50		1.21		2.62		2.28	(5.58)

Total income (loss) investment operations	0.19	1.36		1.10		2.52		2.21	(5.69)

Less distributions:
Dividends from net investment income	—	—		—		—		—	—
Distributions from net realized gains on securities	(0.08)	—		—		—		—	—

Total distributions	(0.08)	—		—		—		—	—

			American Beacon Stephens Mid-Cap Growth Fund-Investor Class
	One Month Ended December 31,		Year Ended November 30,
	2012		2012A	2011A	2010A		2009A		2008A
Redemption fees added to beneficial interests	—		—	—	0.00	F	0.00	F	0.00	F

Net asset value, end of period	$13.83		$13.72	$12.36	$11.26		$8.74		$6.53

Total returnB,C	1.37	%D	11.00%	9.77%	28.83%		33.84%		(46.56)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$18,585		$18,092	$20,034	$15,076		$9,637		$7,748
Ratios to average net assets:
Expenses, before reimbursements	1.68	%E	1.67%	1.91%	2.52%		3.32%		2.42%
Expenses, net of reimbursements	1.37	%E	1.40%	1.50%	1.50%		1.50%		1.50%
Net investment (loss), before reimbursements	0.94	%E	(1.04)%	(1.35)%	(2.06)%		(2.75)%		(1.97)%
Net investment (loss), net of reimbursements	1.26	%E	(0.76)%	(0.94)%	(1.04)%		(0.93)%		(1.05)%
Portfolio turnover rate	1	%D	27%	30%	20%		29%		32%

A	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

C
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Annualized.

E	Not annualized.

F	Amount represents less than $0.01 per share.

G
For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.

H	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by shares outstanding for the period.

			American Beacon Stephens Mid- Cap Growth Fund

	Y Class				A Class				C Class
	One Month Ended December 31,		February 24F to November 30,		One Month Ended December 31,		February 24 F to November 30,		One Month Ended December 31,		February 24 F to November 30,
	2012		2012		2012		2012		2012		2012
Net asset value, beginning of period/year	$15.23		$15.09		$13.72		$13.62		$13.63		$13.62

Income from investment operations:
Net investment (loss)	0.02		(0.03)		0.02		(0.05)		0.02		(0.04)
Net gains (losses) from securities (both realized and unrealized)	0.21		0.17		0.17		0.15		0.18		0.05

Total income (loss) from investment operations	0.23		0.14		0.19		0.10		0.20		0.01

Less distributions:
Dividends from net investment income	—		—		—		—		—		—
Distributions from net realized gains on securities	(0.08)		—		(0.08)		—		(0.08)		—

Total distributions	(0.08)		—		(0.08)		—		(0.08)		—

Redemption fees added to beneficial interests	—		—		—		—		—		—

Net asset value, end of period	$15.38		$15.23		$13.83		$13.72		$13.75		$13.63

Total returnA,B	1.50	%C	0.93	%C	1.37	%C	0.73	%C	1.45	%C	0.07	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$374		$222		$7,302		$7,063		$302		$147
Ratios to average net assets:
Expenses, before reimbursements	1.53	%D	3.85	% D	1.81	%D	1.83	%D	2.68	%D	14.54	%D
Expenses, net of reimbursements	1.09	%D	1.09	% D	1.49	%D	1.49	%D	2.24	%D	2.24	%D
Net investment (loss), before reimbursements	0.69	%D	(3.09	)% D	0.86	%D	(1.04	)%D	0.15	%D	(13.65	)%D
Net investment (loss), net of reimbursements	1.13	%D	(0.33	)% D	1.18	%D	(0.70	)%D	0.59	%D	(1.36	)%D
Portfolio turnover rate	1	%C	27	% E	1	%C	27	%E	1	%C	27	%E

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

B
May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized

D	Annualized

E	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

F	Commencement date of operations.

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report	Statement of Additional Information (“SAI”)
The Funds’ Annual and Semi-Annual Reports list each Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ Independent Registered Public Accounting Firm is included in the Annual Report.

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Funds or to request a copy of the documents listed above:

By Telephone:	By Mail:	By E-mail:	On the Internet:
Call 1-800-658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	americanbeaconfunds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, and American Beacon Stephens Mid-Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-4984

STATEMENT OF ADDITIONAL INFORMATION
AMERICAN BEACON FUNDSSM

March 28, 2013

American Beacon Bridgeway Large Cap Value Fund
A CLASS [BWLAX]
C CLASS [BWLCX]
Y CLASS [BWLYX]
INSTITUTIONAL CLASS [BRLVX]
INVESTOR CLASS [BWLIX]

American Beacon Holland Large Cap Growth Fund
A CLASS [LHGAX]
C CLASS [LHGCX]
Y CLASS [LHGYX]
INSTITUTIONAL CLASS [LHGIX]
INVESTOR CLASS [LHGFX]

American Beacon Stephens Small Cap Growth Fund
A CLASS [SPWAX]
C CLASS [SPWCX]
Y CLASS [SPWYX]
INSTITUTIONAL CLASS [STSIX]
INVESTOR CLASS [STSGX]

American Beacon Stephens Mid-Cap Growth Fund
A CLASS [SMFAX]
C CLASS [SMFCX]
Y CLASS [SMFYX]
INSTITUTIONAL CLASS [SFMIX]
INVESTOR CLASS [STMGX]

This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated March 28, 2013 (the “Prospectus”) for the American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund and American Beacon Stephens Mid-Cap Growth Fund (each individually a “Fund,” and collectively the “Funds”), each a series of the American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Funds' website at www.americanbeaconfunds.com. This SAI is incorporated herein by reference to the Funds’ Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus.

The American Beacon Funds’ Annual Report to shareholders for the periods ended November 30, 2012 and December 31, 2012, and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. Copies of the Funds’ Annual Report may be obtained, without charge, upon request by calling (800) 658-5811.

TABLE OF CONTENTS

Organization and History of the Funds	1
Additional Information About Investment Strategies and Risks	1
Non-Principal Investment Strategies and Risks	13
Investment Restrictions	14
Temporary Defensive and Interim Investments	15
Portfolio Turnover	15
Disclosure of Portfolio Holdings	15
Lending of Portfolio Securities	18
Trustees and Officers of the Trust	18
Code of Ethics	26
Proxy Voting Policies	26
Control Persons and 5% Shareholders	26
Investment Sub-Advisory Agreements	34
Management, Administrative and Distribution Services	35
Other Service Providers	37
Portfolio Managers	37
Portfolio Securities Transactions	41
Additional Purchase and Sale Information for A Class Shares	43
Additional Information Regarding Contingent Deferred Sales Charges	44
Redemptions in Kind	45
Tax Information	45
Description of the Trust	49
Financial Statements	49

Appendix A: Proxy Voting Policy and Procedures for the Trust	A-1
Appendix B: Proxy Voting Policies-Investment Sub-Advisors	B-1
Appendix C: Ratings Definitions	C-1

ORGANIZATION AND HISTORY OF THE FUNDS

Each Fund is a separate investment portfolio of the American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987.

On February 3, 2012, the American Beacon Bridgeway Large Cap Value Fund acquired all the assets and assumed all the liabilities of the Bridgeway Large-Cap Value Fund (the “Acquired Bridgeway Fund”), a series of Bridgeway Funds, Inc. The Acquired Bridgeway Fund’s objective and policies were the same in all material respects as the American Beacon Bridgeway Large Cap Value Fund, and the American Beacon Bridgeway Large Cap Value Fund engages the investment advisor that provided services to the Acquired Bridgeway Fund, Bridgeway Capital Management, Inc., as sub-advisor.

On March 23, 2012, the American Beacon Holland Large Cap Growth Fund acquired all the assets and assumed all the liabilities of the Lou Holland Growth Fund (the “Acquired Holland Fund”), a series of Forum Funds. The Acquired Holland Fund’s objective and policies were the same in all material respects as the American Beacon Holland Large Cap Growth Fund and the American Beacon Holland Large Cap Growth Fund engages the investment advisor that provided services to the Acquired Holland Fund, Holland Capital Management LLC, as sub-advisor.

On February 24, 2012, the American Beacon Stephens Small Cap Growth Fund and American Beacon Stephens Mid-Cap Growth Fund (the “Stephens Funds”) acquired, respectively, all the assets and assumed, respectively, all of the liabilities of the Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund, each a series of Professionally Managed Portfolios (each an “Acquired Stephens Fund,” and collectively, the “Acquired Stephens Funds”). The Stephens Funds’ objectives and policies were the same in all material respects as those of the Acquired Stephens Funds, and the Stephens Funds engage the investment advisor that provided services to the Acquired Stephens Funds, Stephens Investment Management Group LLC, as sub-advisor.

This SAI relates to the A Class, C Class, Y Class, Institutional Class, and Investor Class shares of each Fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of each Fund are described in the Prospectus. This section contains additional information about the Funds’ investment policies and risks and types of securities a Fund may purchase. The composition of a Fund’s portfolio and the strategies a Fund may use in selecting portfolio securities may vary over time. A Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all.  In the following table, Funds with an “X” in a particular strategy/risk are more likely to use or be subject to that strategy/risk than those without an “X”.

Strategy/Risk	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid- Cap Growth Fund
Borrowing Risks	X	X	X	X
Cash Equivalents	X	X	X	X
Common Stock	X	X	X	X
Convertible Securities	X	X	X	X
Cover and Asset Segregation	X	X	X	X

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Strategy/Risk	Bridgeway Large Cap Value Fund	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid- Cap Growth Fund
Depositary Receipts	X	X	X	X
Derivatives	X	X
Emerging Market Investments			X	X
Eurodollar and Yankee Bond Obligations		X	X	X
Fixed Income Investments		X	X	X
Foreign Securities	X	X	X	X
Futures Contracts	X	X	X	X
Growth Stocks Risk		X	X	X
Illiquid and Restricted Securities	X	X	X	X
Index Futures Contracts	X	X	X	X
Initial Public Offerings	X	X	X	X
Interfund Lending	X	X	X	X
Issuer Risk	X	X	X	X
Large Capitalization Companies Risk	X	X		X
Limited Liability Companies	X	X	X	X
Loan Transactions	X	X	X	X
Market Events	X	X	X	X
Mid-Capitalization Companies Risk	X	X	X	X
Other Investment Company Securities and Exchange Traded Products	X	X	X	X
Preferred Stock	X	X	X	X
Publicly Traded Partnerships; Master Limited Partnerships	X	X	X	X
Real Estate Related Investments	X	X	X	X
Repurchase Agreements		X	X	X
Rights and Warrants	X	X	X	X
Small Capitalization Companies Risk			X	X
U.S. Government Agency Securities	X	X	X	X
U.S. Treasury Obligations	X	X	X	X
Value Companies Risk	X

 Borrowing Risks – A Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. A Fund may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund’s return.

Cash Equivalents – Cash equivalents include time deposits, certificates of deposit, bearer deposit notes, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of deposit (“CDs”) are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

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Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Common Stock – Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Convertible Securities – Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Cover and Asset Segregation – A Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the U.S. Securities and Exchange Commission (the “SEC”) and other applicable regulatory bodies with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent a Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if a Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid securities having a value at least equal to the value of the deliverable currency.  Alternatively, a Fund could cover its obligation by entering into an offsetting transaction to acquire an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price received by the Fund under the currency forward contract.

A Fund’s approach to asset coverage may vary among different types of investments. With respect to certain investments, a Fund calculates the obligations of the parties to the agreement on a “net basis” (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, a Fund’s current obligations will generally be equal only to the net amount to be paid by the Fund based on the relative values of the positions held by each party to the agreement (the “net amount”).

Inasmuch as a Fund covers its obligations under these transactions as described above, American Beacon Advisors (the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the sub-advisors’ ability to manage the Fund’s portfolio.

Depositary Receipts– ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. European Depositary Receipts (“EDRs”) are in bearer form and traded in European securities markets. Depositary receipts may not be

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denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities.

Derivatives - Generally a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index. Some “derivatives” such as mortgage-related securities (“MBS”) and other asset-backed securities (“ABS”) are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

A Fund may invest in one or more of the following types of derivatives, including options, futures, forwards, warrants, structured products, interest rate caps, floors, collars, reverse collars, and other derivative instruments. The enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of derivatives, including the manner in which they are designed, negotiated, reported, executed, settled (or “cleared”) and regulated. The Dodd-Frank Act requires the SEC and the U.S. Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade.  In addition, it subjected all swaps and security-based swaps to CFTC and SEC jurisdiction, respectively.

Historically, advisers of registered investment companies, trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), including the Funds, have been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5.  The CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a Fund’s commodity interests  – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options  that are “in-the-money” at the time of purchase) does not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  Further, to qualify for the exclusion in amended Regulation 4.5, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.

Amended Regulation 4.5 was effective on April 24, 2012, but the compliance date for advisers to existing funds, such as the Funds, is January 1, 2013.  However, the Manager is not registered as a commodity pool operator (“CPO”) in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight (“Division”) of the Commodity Futures Trading Commission (“CFTC”).  Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”).  Such guidance is expected to clarify how to calculate compliance with the thresholds given the Fund’s investments in investment vehicles, such as securitization vehicles, which may cause a Fund to be deemed to be indirectly trading commodity interests.  Prior to the Deadline, the Manager will determine whether it must register as a CPO or whether it may rely on an exemption or exclusion with respect to the Funds.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Derivatives  may be illiquid and may be more volatile than other types of investments. A Fund may buy derivatives not traded on an exchange which may be subject to heightened liquidity and valuation risk.

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Emerging Market Investments – A Fund may invest in the securities and derivatives of issuers domiciled in various countries with emerging capital markets. Investments in the securities and derivatives of issuers domiciled in countries with emerging capital markets involve significantly higher risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gain taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that a Fund could lose the entire value of its investments in the affected markets.

The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

A Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

Fixed Income Investments – A Fund may hold debt, including corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Securities – A Fund may invest in U.S. dollar-denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks,

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non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund’s rights as an investor.

A Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Futures Contracts – Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial deposit” consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or

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board of trade that provides a secondary market. A Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the use of such contracts may benefit a Fund, if investment judgment about the general direction of, for example, an index is incorrect, a Fund’s overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

Growth Companies Risk –Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund’s growth style could cause the Fund to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Illiquid and Restricted Securities – Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued.

Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agrees they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

The Manager and the applicable sub-advisors will carefully monitor a Fund’s investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or a sub-advisor acting under guidelines established by the Trust’s Board of Trustees (“Board”), may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

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Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933,as amended (“1933 Act”), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Index Futures Contracts – A Fund may invest in index futures contracts for investment purposes, including for short term cash management purposes.

Index Futures Contracts – U.S. futures contracts traded on exchanges that have been designated “contracts markets” by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets.

At the same time a futures contract on an index is purchased or sold, a Fund must allocate cash or securities as a deposit payment (“initial deposit”)  based on the contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required.

Futures Contracts on Stock Indices – A Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Index Futures Contracts”). This technique is used only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund.

In general, each transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount that approximately offsets the decline in value of the portion of a Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by a Fund.

Initial Public Offerings – A Fund can invest in initial public offerings (“IPOs”). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Interfund Lending – Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report on credit facility activities to the Board.  The credit facility can provide a borrowing fund with savings at times when the cash position of a fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions. When the funds liquidate portfolio securities to meet redemption requests,

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they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.  Although the credit facility may reduce a Fund’s need to borrow from banks, a Fund remains free to establish lines of credit or other borrowing arrangements with banks.

Issuer Risk – The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Limited Liability Companies – A Fund may purchase securities of entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Loan Transactions – Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. Such loan transactions are referred to in this SAI as “qualified” loan transactions. The purpose of a qualified loan transaction is to capture a demand premium paid by the borrower or to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held or reinvested by it.  Cash collateral received through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board. Please see the “Lending of Portfolio Securities” section for additional information.

Market Events – Turbulence in the financial sector has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on a Fund.

Mid-Capitalization Companies Risk – Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

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Other Investment Company Securities and Exchange Traded Products – A Fund at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, exchange-traded funds (“ETFs), exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. A Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for a Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

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A Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide liquidity or for defensive purposes. A Fund would invest in money market funds rather than purchasing individual short-term investments. If a Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which a Fund invests, including advisory fees charged by the Manager to any applicable money market Funds sponsored by the Manager . A Fund may purchase shares of ETFs. ETFs trade like a common stock and usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares may have advantages over futures in certain circumstances. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage. As a shareholder of an ETF, a Fund would be subject to its ratable share of ETFs expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. A Fund may also invest in ETNs, which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.

Preferred Stock – A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Publicly Traded Partnerships; Master Limited Partnerships – A Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amount a Fund has contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Related Investments – A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of a Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject a Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of a Fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of a Fund’s portfolio. A Fund will indirectly bear a proportionate share of a REIT’s ongoing operating fees and expense. In addition, U.S.-qualified REITs are subject to the possibility of failing to a) qualify for tax-free pass-through of income and gains under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") and b) maintain exemption eligibility from the investment company registration requirements.

Repurchase Agreements – A repurchase agreement is a fixed income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase

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agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit a Fund to earn income while retaining “overnight” flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio’s rights. The Fund’s Board of Trustees has established procedures pursuant to which the sub-advisors monitor the creditworthiness of the counterparties with which a Fund enters into repurchase agreement transactions.

A Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of a sub-advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. Government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depository Receipts, exchange-traded funds, corporate obligations and convertible securities.

Rights and Warrants – Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets a Fund may invest in rights and warrants.

Small Capitalization Companies Risk– Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

U.S. Government Agency Securities – U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations – U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Value Companies Risk - Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks’ prices remaining undervalued for extended periods of time. While a Fund’s investments in value stocks may limit its downside risk over time, a Fund may produce more modest gains than riskier other stock funds as a trade-off for this potentially lower risk. A Fund’s performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out favor, depending on market conditions and investor sentiment. A Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

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NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, each Fund may:

1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the 1940 Act, or exemptive relief granted by the SEC.

3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of a Fund to the extent required by law.

4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5. Purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act (“Section 4(2) securities”). A Fund will not invest more than 15% of its net assets in Section 4(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board that any Section 4(2) securities held by such Fund in excess of this level are at all times liquid.

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INVESTMENT RESTRICTIONS

Fundamental Policies. Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by a Fund will be a Fund’s interest in the investment company.

Fundamental Investment Restrictions. The following discusses the investment policies of each Fund.

In addition to the fundamental investment objective for American Beacon Holland Large Cap Growth Fund noted in the Prospectus, the following restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of that Fund’s outstanding interests. “Majority of the outstanding voting securities” under the 1940 Act and as used herein means, with respect to each Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.

No Fund may (unless otherwise indicated):

1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.

4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund’s total assets.

8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued by U.S. agencies; and (ii) tax-exempt municipalities and their agencies and authorities are not deemed to be industries.

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to each Fund (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board. Each Fund may not:

1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2. Purchase securities on margin, except that (1) a Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

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All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to each Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions where the Manager or a sub-advisor believes it is appropriate and in a Fund’s best interest, a Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of other investment companies, including open-end funds, exchange-traded funds, or money market funds, including investment companies advised by the Manager or a sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund’s transaction costs and generate additional capital gains or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS
Public Disclosure of Holdings

Each Fund publicly discloses portfolio holdings information as follows:

1.	a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2.	a complete list of holdings for each Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3.	a complete list of holdings for the Bridgeway and Holland Funds as of the end of the calendar quarter on the Funds' website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter;

4.	a complete list of holdings for the Stephens Funds as of the end of each month on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of the month; and

5.	ten largest holdings for each Fund as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of a Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in a Fund’s best interest.

Disclosure of Nonpublic Holdings

Occasionally, certain interested parties – including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others – may request portfolio holdings information that has not yet been publicly disclosed by the Funds. The Funds policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders.  To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders.  The Holdings Policy is summarized below.

A variety of third party service providers require access to Fund holdings to provide services to the Funds or to assist the Manager and the sub-advisors in managing the Funds (“service providers”). The service providers have a duty to keep the Funds’ nonpublic information confidential either through written contractual arrangements with the Funds (or  another Fund service provider) or by the nature of their role with respect to the Funds (or

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the service provider). The Funds have determined that complete disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders.

The Funds have ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management	Complete list on intraday basis with no lag
Sub-Advisors	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”)	Funds’ custodian and fund accountant	Complete list on intraday basis with no lag
Investment Technology Group, Inc.	Fair valuation of portfolio securities for Funds with significant foreign securities holdings	Complete list on daily basis with no lag and more frequently when the Manager seeks advice with respect to certain holdings
Ernst & Young LLP	Funds’ independent public accounting firm	Complete list on annual basis with no lag
Elkins McSherry LLC	Trade execution cost analysis	Complete list on daily basis with no lag
Brown Brothers Harriman & Co.	Securities lending agent for Funds that participate in securities lending	Complete list on daily basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag for Holland and Stephens Funds and one-day lag for Bridgeway Fund
The Yield Book Inc.	Performance and portfolio analytics reporting	Complete list on monthly basis with four-day lag
Automated Securities Clearance LLC	Compliance monitoring	Complete list on daily basis with one-day lag
Institutional Shareholder Services, Inc.	Proxy voting research provider to Bridgeway and Holland	Complete list for Bridgeway and Holland Funds on weekly basis with no lag
Headstrong Services, LLC	Accounting and operations agent to Bridgeway	Complete list for Bridgeway Fund on daily basis with no lag
Advent Software, Inc.	Corporate actions research provider to Holland	Complete list for Holland Fund on daily basis with no lag
Bloomberg Finance L.P.	Performance and portfolio analytics reporting to Holland	Complete list for Holland Fund on daily basis with no lag
The Bank of New York Mellon Corp.	Accounting and operations agent to Stephens	Complete list for Stephens Funds on daily basis with no lag
Charles River Systems, Inc.	Trading system for Stephens	Complete list for Stephens Funds on daily basis with no lag

Certain third parties are provided with nonpublic holdings information on (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Funds’ portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to a Fund. For the Funds that participate in securities lending activities, potential borrowers of the Funds’ securities receive information pertaining to the Funds’ securities available for loan. Such information is provided on a current basis with no lag. The Funds utilize various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services.  An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Funds requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds or that redistribute the Funds’ holdings to financial intermediaries to facilitate their analysis of the Funds. The Funds have determined that complete disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Funds’ website.

No compensation or other consideration may be paid to the Funds, the Funds’ service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

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1.	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Funds’ website and not to trade based on the information;

2.	Holdings may only be disclosed as of a month-end date;

3.	No compensation may be paid to the Funds, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4.	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.

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In determining whether to approve a request for portfolio holdings disclosure by the Manager, the Compliance staff shall consider the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g. passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. In its analysis, the Compliance staff shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Manager or any affiliated person of the Fund on the other. For example, the Compliance staff will inquire whether the Manager has entered into any arrangements with the requestor to share nonpublic portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the Manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager will present the details of the request to the Board who will either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining the requests for disclosures that were approved during the period.The Compliance staff will determine whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and thus requires disclosure in the Funds’ SAI.

The Manager and sub-advisors to a Fund may manage substantially similar portfolios for clients other than the Funds.  Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Funds.  The Holdings Policy is not intended to limit the Manager or the sub-advisors from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

A Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. However, it is the Funds’ policy to attempt to terminate loans in time to vote those proxies that a Fund determines are material to its interests. Loans of portfolio securities may not exceed 33-1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to present acceptable credit risk on a fully collateralized basis. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to registered money market funds, including money market funds that invest in U.S. Government and agency securities advised by the Manager.

For all Funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent, Brown Brothers Harriman & Co. The amount of such compensation depends on the income generated by the loan of the securities. Each Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including American Beacon Advisors, Inc. (“American Beacon”), which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. American Beacon, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management

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oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, American Beacon, each Fund’s investment adviser, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Funds oversees and regularly monitors the investments, operations and compliance of the Funds’ investment advisers.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Funds’ CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Funds. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Interested Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the annual process by which the Board considers and approves each Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of the 24 series within the Trust and 2 series within the American Beacon Select Funds. The same persons who constitute the Board also constitute the board of trustees of American Beacon Select Funds.

The Board holds four regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person

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meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

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The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee serves for an indefinite term or until his or her removal, resignation or retirement.*  Each Trustee has and continues to serve the same term as a Trustee of the American Beacon Select Funds as he or she has with the Trust.

Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEES
Gerard J. Arpey**(54)	Trustee since 2012
Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines, Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present).

Alan D. Feld*** (76)	Trustee since 1996
Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, American Beacon Mileage Funds (1996-2012).

NON-INTERESTED TRUSTEES
W. Humphrey Bogart (68)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012).

Brenda A. Cline (52)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012).

Eugene J. Duffy (58)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012).

Thomas M. Dunning (70)	Trustee since 2008
Chairman Emeritus (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012).

Richard A. Massman (69)	Trustee since 2004 Chairman since 2008
Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (49)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present).

R. Gerald Turner (67)	Trustee since 2001
President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

Paul J. Zucconi, CPA (72)	Trustee since 2008
Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-2012); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012).

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_________________

*
The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***
Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, and service to several charitable organizations.

W. Humphrey Bogart: Mr. Bogart has extensive experience in the investment management business including as president and chief executive officer of an investment adviser and as a consultant, significant organizational management experience through start-up efforts with a national bank, service as a board member of a university medical center foundation, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a trustee to a private university, a children’s hospital and a school, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.

Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies; service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, and member of numerous financial services industry associations.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, service as a co-chair to an intercollegiate athletic commission, and multiple years of service as a Trustee.

Paul J. Zucconi: Mr. Zucconi has extensive financial experience as partner with a large public accounting firm auditing financial services firms, including investment companies, organizational management and financial experience as a director to various publicly held and private companies, including acting as chairman or as a member of their audit and/or audit and compliance committees, service as a board member to a local chapter of not-for-profit foundation; and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee (“Audit Committee”), consisting of Messrs. Zucconi (Chair), Duffy and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio capacity. None of the members of the committee are “interested persons” of the Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Funds and their

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internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the CCO in connection with his or her implementation of the Trust’s Compliance Program. The Audit Committee met 4 times during the year ended December 31, 2012.

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Feld (Chair) and Turner. Mr. Massman, as Chairman of the Trust, serves on the Nominating Committee in an ex-officio capacity. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund. The Nominating and Governance Committee met 3 times during the year ended December 31, 2012.

The Trust has an Investment Committee that is comprised of Mr. Bogart (Chair), Ms. Cline (Vice Chair), Ms. McKenna and Mr. Arpey. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio capacity. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Funds; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Funds; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met 6 times during the year ended December 31, 2012.

Trustee Ownership in the Funds

The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2012.

INTERESTED

American Beacon Fund	Arpey	Feld
Bridgeway Large Cap Value	None	None
Holland Large Cap Growth	None	None
Stephens Small Cap Growth	None	None
Stephens Mid-Cap Growth	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (26 Funds)	Over $100,000	Over $100,000

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NON-INTERESTED
	Bogart	Cline	Duffy	Dunning	Massman	McKenna	Turner	Zucconi
Bridgeway Large Cap Value	None	None	None	None	None	None	None	None
Holland Large Cap Growth	None	None	None	None	None	None	None	None
Stephens Small Cap Growth	None	None	None	None	$10,001-$50,000	None	$10,001-$50,000	None
Stephens Mid-Cap Growth	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (26 Funds)	$10,001-$50,000	Over $100,000	None	Over $100,000	Over $100,000	None	Over $100,000	$10,001-$50,000

Trustee Compensation

As of January 1, 2013, for their service to the Trust and the American Beacon Select Funds (collectively, the “Trusts”), each Trustee is compensated as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members at quarterly Board meetings, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee; and (d) $2,500 for attendance by any Trustee at an annual Investment Committee meeting to review the Trust’s management and investment advisory agreements; and (3) reimbursement of reasonable expenses incurred in attending such Board and Committee meetings.

Mr. Massman was elected as Chairman April 15, 2008. For his service as Chairman, Mr. Massman receives an additional annual payment of $15,000. He also receives an additional $2,500 per quarter for his service as an ex-officio member of multiple committees. The following table shows total compensation (excluding reimbursements) earned by each Trustee for the fiscal year ended December 31, 2012.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Trusts (26 funds)
INTERESTED TRUSTEES
Gerard J. Arpey	$ 63,557		$ 65,000
Alan D. Feld	$ 121,736		$ 124,500

NON-INTERESTED TRUSTEES
W. Humphrey Bogart	$ 132,003		$ 135,000
Brenda A. Cline	$ 132,003		$ 135,000
Eugene J. Duffy	$ 127,114		$ 130,000
Thomas M. Dunning	$ 129,558		$ 132,500
Barbara J. McKenna	$ 63,557		$ 65,000
Richard A. Massman	$ 146,670		$ 150,000
R. Gerald Turner	$ 121,736		$ 124,500
Paul Zucconi	$ 129,558		$ 132,500

The Boards have adopted an Emeritus Trustee and Retirement Plan (“Plan”). The Plan provides that a Trustee who has served on the Boards as of June 4, 2008, and who has reached a mandatory retirement age established by the Board (currently 72) is eligible to elect Trustee Emeritus status. The Boards, through a majority vote, may determine to grant one or more annual exemptions to this mandatory retirement requirement. Additionally, a Trustee who has served on the Board of one or more Trusts for at least 5 years as of June 4, 2008, may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status.

A person may serve as a Trustee Emeritus and receive related benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Currently, two individuals have assumed Trustee Emiritus status. One receives an annual stipend of $20,000 from the American Beacon Funds complex. The other individual receives annual flights benefits from the American Beacon Funds complex of up to $40,000, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company).

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Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Select Funds as listed below for the Trust.

Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (58)	President since 2009 Executive Vice President 2009
President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-Present); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, Touchstone Investments (2008-2009); President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (54)	Vice President, Secretary and Chief Legal Officer since 2006
General Counsel and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary, Lighthouse Holdings Parent, Inc. (2008-Present); Secretary (2008-Present) and Asst. Secretary (2007-2008), American Private Equity Management, L.L.C.

Brian E. Brett (52)	Vice President since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (46)	Vice President since 2007
Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.; Vice President, American Private Equity Management, L.L.C. (2012-Present).

Erica B. Duncan (42)	Vice President since 2011
Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011),; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	Vice President since 1989
Chief Fixed Income Officer (2011-Present), and Vice President, Fixed Income Investments, (1988-2011) American Beacon Advisors, Inc.; Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (51)	Treasurer since 2010
Treasurer (2010-Present), Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010-Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present); Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Terri L. McKinney (49)	Vice President since 2010	Vice President, Enterprise Services (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (38)	Vice President since 2010
Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, American Private Equity Management, L.L.C. (2012-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (50)	Vice President since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Sonia L. Bates (56)	Asst. Treasurer since 2011
Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-Present); Asst. Treasurer, Lighthouse Holdings Parent, Inc. (2011-Present); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

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Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years

John J. Okray (38)	Asst. Secretary since 2010
Deputy General Counsel (2012-Present), Asst. General Counsel (2010-2012) and Asst. Secretary (2010-Present), American Beacon Advisors, Inc.; Asst. Secretary, Lighthouse Holdings, Inc. (2010-Present); Asst. Secretary, Lighthouse Holdings Parent, Inc. (2010-Present); Asst. Secretary, American Private Equity Management, L.L.C. (2012-Present); Vice President, OppenheimerFunds, Inc. (2004-2010).

Christina E. Sears (41)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

CODE OF ETHICS

The Manager, the Trust and the sub-advisors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and Trust’s Code of Ethics require employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of each Fund’s shareholders and has delegated proxy voting authority to the Manager.  The Manager in turn has delegated proxy voting authority to the sub-advisors with respect to each Fund’s assets under the sub-advisor’s management. The Trust has adopted a Proxy Voting Policy and Procedures (the "Policy")  that governs proxy voting by the Manager and sub-advisors including procedures to address potential conflicts of interest between the Fund’s shareholders and the Manager, the sub-advisors or their affiliates. The Trust’s Board of Trustees has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the Manager’s management.  Please see Appendix A for a copy of the Policy. Each sub-advisor’s proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. Each Fund’s proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of a Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. Set forth below are entities or persons that own 5% or more of the outstanding shares of a Class of a Fund as of January 31, 2013. Entities or persons owning more than 25% of the outstanding shares of a Fund may be deemed to control that Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses. The Trustees and officers of the Trusts, as a group, own more than 1% of the American Beacon Holland Large Cap Growth Fund (Institutional Class) 2.10%. All Trustees and officers, as a group, own less than 1% of all other classes of each Fund’s shares outstanding.

Bridgeway Large Cap Value	Total Fund (listed if more than 5%)	Institutional	Y	Investor	A	C
AMERICAN BEACON ADVISORS 4151 AMON CARTER BLVD MD 2450 FORT WORTH TX 76155-2601						11.70%
AMERICAN BEACON ADVISORS			9.19%

26

4151 AMON CARTER BLVD MD 2450 FORT WORTH TX 76155-2601
AMERICAN ENTERPRISE INV SVCS 707 2ND AVE S MINNEAPOLIS MN 55402-2405					12.58%
AMERICAN ENTERPRISE INV SVCS 707 2ND AVE S MINNEAPOLIS MN 55402-2405						20.61%
AMERICAN ENTERPRISE INV SVCS 707 2ND AVE S MINNEAPOLIS MN 55402-2405						13.01%
AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	7.00%	7.70%
CHARLES SCHWAB & CO INC SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13.00%	13.39%		9.34%
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523	5.00%	5.46%	30.24%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	6.00%			69.43%	53.54%
NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FDS 5TH FLOOR 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	23.00%	24.36		14.17%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052			21.51%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052			13.99%
PERSHING LLC PO BOX 2052			6.72%

27

JERSEY CITY NJ 07303-2052
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	18.36%
RAYMOND JAMES & ASSOC INC CSDN FBO GORDON F BENNETT RIRA 12733 OSPREYS WAY DEWITT MI 48820-7862			22.61%
RAYMOND JAMES & ASSOC INC CSDN FBO E WILLIAM GENT JR IRA 17331 SE 80TH TURNBULL CT LADY LAKE FL 32162-5835			32.06%
RAYMOND JAMES & ASSOC INC CSDN FBO BERNARD J SMITH IRA 6162 WIREGRASS CT GRAND BLANC MI 48439-2680		5.51%
RAYMOND JAMES & ASSOC INC CSDN FBO BRIDGET J DEFILIPPI TURNER IRA 9001 HARBOR PLACE DR SAINT CLAIR SHORES MI 48080-1531		7.88%
RAYMOND JAMES & ASSOC INC CSDN FBO MARGARET M SOUTHWORTH SARSEPP I 2314 VIA VENETO DR PUNTA GORDA FL 33950-6334		9.76%

Holland Large Cap Growth	Total Fund	Institutional	Y	Investor	A	C
AMERICAN BEACON ADVISORS 4151 AMON CARTER BLVD MD 2450 FORT WORTH TX 76155-2601			5.40%
AMERICAN ENTERPRISE INV SVCS 707 2ND AVE S MINNEAPOLIS MN 55402-2405					5.20%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151		14.16%
CHICAGO URBAN LEAGUE JAMES W COMPTON EDUCATIONAL FUND JOYCE CARSON 4510 S MICHIGAN AVE CHICAGO IL 60653-3816		15.55%
JEANETTE A HOLLAND		10.27%

28

600 S DEARBORN ST CHICAGO IL 60605-1895
LAURA JEAN JANUS TRUST LAURA JEAN JANUS TR 2 S RIDGE AVE ARLINGTON HTS IL 60005-1708	5.78%
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968			8.49%
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968			8.49%
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968			8.49%
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968				10.24%
LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968		74.83%
MONICA L WALKER TRUST MONICA L WALKER TR 1 W SUPERIOR ST CHICAGO IL 60654-8819	17.92%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052				7.25%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052		12.98%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052		6.79%
RAYMOND JAMES & ASSOC INC FBO CHARLES WENTWORTH & PENELOPE WENTWORTH TTEE 1421 N WANDA RD STE 140 ORANGE CA 92867-5343				58.37%
STATE STREET BANK AND TRUST JOHN A RAMUTA IRA ROLLOVER 3120 AUSTIN ST NAPERVILLE IL 60564-3171	8.94%

29

STIFEL NICOLAUS & CO INC LUCINDA S BECKER AND 501 N BROADWAY FL 8 SAINT LOUIS MO 63102-2188				7.57%
TD AMERITRADE TRUST COMPANY ATT 00T71 PO BOX 17748 DENVER CO 80217-0748		6.82%
VALIC 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	91.00%		93.90%

Stephens Small Cap Growth Fund	Total Fund	Institutional	Y	Investor	A	C
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	19.00%	11.04%	15.91%	31.67%
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST ST LOUIS MO 63103-2523			32.89%
JANNEY MONTGOMERY SCOTT LLC W REID PITTS JR (IRA-ROLL) 1717 ARCH ST STE 3940 PHILADELPHIA PA 19103-2841						8.96%
JPMORGAN CHASE BANK TR HB FULLER COMPANY 401K & RETIREMENT PLAN C/O JPMORGAN RPS 5500 TEAM 11500 OUTLOOK ST LEAWOOD KS 66211-1804		6.17%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046			9.41%
MERRILL LYNCH PIERCE FENNER & SMITH INC (HOUSE ACCOUNT) THE AMERICAN BEACON FUNDS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484			28.43%
NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	9.00%	16.20%

30

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	7.00%	11.61%
NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	12.00%	20.55%
RELIANCE TRUST COMPANY FBO RELIANCE ADVISOR PORTFOLIOS PO BOX 48529 ATLANTA GA 30362-1529			6.88%
STANDARD INSURANCE CO P11D ATTN SEPARATE ACCOUNT A 1100 SW 6TH AVE PORTLAND OR 97204-1093	8.00%		21.06%
STEPHENS INC FBO 111 CENTER ST LITTLE ROCK AR 72201-4402				5.26%
STEPHENS INC FBO 111 CENTER ST LITTLE ROCK AR 72201-4402				10.27%
T ROWE PRICE RETIREMENT PLAN SERVICES FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903		5.04%
UBS FINANCIAL SERVICES INC FBO SANDRA SUE BROADLEY TRADITIONAL IRA 5 SUMMERSIDE COTO DE CAZA CA 92679-4715					7.52%
UBS FINANCIAL SERVICES INC FBO THOMAS MAX WEBB TTEE CARIN PATRICIA WEBB TTEE 16652 GRAND AVE BELLFLOWER CA 90706-5038					7.04%
UBS FINANCIAL SERVICES INC. FBO ROBERT E LENTZ ROLLOVER IRA 119 WHITLEY DR AUSTIN TX 78738-6562					16.82%

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Stephens Mid-Cap Growth Fund	Total Fund	Institutional	Y	Investor	A	C
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151				9.62%
LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968			41.92%
MERRILL LYNCH PIERCE FENNER & SMITH INC (HOUSE ACCOUNT) THE AMERICAN BEACON FUNDS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484			11.72%
NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	12.00%	22.46%
NFS LLC FEBO THE NORTHERN TRUST COMPANY PO BOX 92956 CHICAGO IL 60675-0001				7.72%
RAYMOND JAMES & ASSOC INC FBO CHARLES WENTWORTH & PENELOPE WENTWORTH TTEE 1421 N WANDA RD STE 140 ORANGE CA 92867-5343						40.16%
RAYMOND JAMES & ASSOC INC CSDN FBO RAPHAEL SANTANA IRA R/O 906 SE 46TH ST APT 201 CAPE CORAL FL 33904-8859						11.89%
RAYMOND JAMES & ASSOC INC CSDN FBO JAMES A RYAN IRA 7520 AIRPORT WAY ANGLETON TX 77515-7242			6.45%
RAYMOND JAMES & ASSOC INC CSDN FBO SOPHIE L CLEMENT IRA DEL 5625 GLENEAGLES DR PLANO TX 75093-5974			5.06%
RELIANCE TRUST COMPANY FBO VERDE HOLD/IM P O BOX 48529 ATLANTA GA 30362-1529	16.00%	30.50%

32

STEPHENS INC FBO 111 CENTER ST LITTLE ROCK AR 72201-4402	22.42%

33

INVESTMENT SUB-ADVISORY AGREEMENTS

The Funds’ sub-advisors are listed below with information regarding their controlling persons or entities. According to the 1940 Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with each sub-advisor are considered affiliates for the portion of Fund assets managed by that sub-advisor.

Sub-Advisor	Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Bridgeway Capital Management, Inc.	John Noland Ryan Montgomery	Officer and Chairman of the Board of Directors	Financial Services
	Michael Dennis Mulcahy	Officer and Member Board of Director	Financial Services
	Linda Gail Guiffre	Officer	Financial Services
	Von Devanthini Celestine	Officer	Financial Services
	Richard Peter Cancelmo	Officer	Financial Services
Holland Capital Management LLC	Monica Lynn Walker	Ownership	Financial Services
	Carl Ruston Bhathena	Ownership	Financial Services
Stephens Investment Management Group LLC	Stephens Investments Holdings LLC	Owner of all Voting Shares	Financial Services

	Joseph Warren Simpson	Officer and Member Board of Managers	Financial Services

	Ryan Edward Crane	Officer and Member Board of Managers	Financial Services

	Michael William Nolte	Officer and Member Board of Managers	Financial Services

	David Cannon Prince	Officer	Financial Services

The following table reflects the fees paid to the sub-advisors from the Funds (as applicable) for the fiscal years ended December 31, 2010, 2011 and 2012.

Sub-Advisor	Investment Advisory Fees for 2012	Investment Advisory Fees for 2011	Investment Advisory Fees for 2010
Bridgeway Capital Management, Inc.	$99,907	N/A	N/A
Holland Capital Management LLC	$205,708	N/A	N/A
Stephens Investment Management Group, LLC	Small Cap Growth - $788,120 Mid-Cap Growth - $225,543	N/A	N/A

34

Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager

The Manager is a wholly owned subsidiary of Lighthouse Holdings, Inc. (“Lighthouse”). Lighthouse is indirectly majority owned by investment funds affiliated with Pharos Capital Group, LLC (“Pharos”) and TPG Capital, L.P. (“TPG”). The Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust with advisory and asset allocation services. The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.  Pursuant to management and administrative services agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

●	complying with reporting requirements;
●	corresponding with shareholders;
●	maintaining internal bookkeeping, accounting and auditing services and records; and
●	supervising the provision of services to the Trust by third parties.

In addition to its oversight of the sub-advisors, the Manager may invest the portion of each Fund’s assets that the sub-advisors determine to be allocated to short-term investments.

Each Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of each Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

The management agreement provides for the Manager to receive an annualized management fee that is calculated and accrued daily, equal to the sum of: 0.05% of the net assets of each Fund. In addition, each Fund pays the Manager the amounts due to their respective sub-advisors. The Manager then remits these amounts to the sub-advisors.

Management Fees

Fund	2010	2011	2012
Bridgeway Large Cap Value	N/A	N/A	$113,428
Holland Large Cap Growth	N/A	N/A	$364,063
Stephens Small Cap Growth	N/A	N/A	$817,014
Stephens Mid-Cap Growth	N/A	N/A	$250,123
Total	$0	$0	$ 1,544,628

Subadvisor Fees

Fund	2010	2011	2012
Bridgeway Large Cap Value	N/A	N/A	$100,825
Holland Large Cap Growth	N/A	N/A	$337,836
Stephens Small Cap Growth	N/A	N/A	$760,367
Stephens Mid-Cap Growth	N/A	N/A	$227,384
Total	$0	$0	$ 1,426,412

35

Management Fees Waived

Fund	2010	2011	2012
Bridgeway Large Cap Value	N/A	N/A	$(272,149)
Holland Large Cap Growth	N/A	N/A	$(112,263)
Stephens Small Cap Growth	N/A	N/A	$(214,721)
Stephens Mid-Cap Growth	N/A	N/A	$(155,862)
Total	$0	$0	$(754,995)

Administrative Service Fees

Fund	2010	2011	2012
Bridgeway Large Cap Value	N/A	N/A	$82,719
Holland Large Cap Growth	N/A	N/A	$189,194
Stephens Small Cap Growth	N/A	N/A	$390,597
Stephens Mid-Cap Growth	N/A	N/A	$156,223
Total	$0	$0	$818,733

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid up to 0.25% per annum of the average daily net assets of the A Class shares up to 1.00% per annum of the average daily net assets of the C Class of each Fund for distribution and shareholder servicing and related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class and C Class advertising material and sales literature.  The Manager will receive Rule 12b-1 fees from the A Class and C Class regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class and C Class. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to a Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds. Distribution fees pursuant to Rule 12b-1 for the fiscal year ended December 31, 2012 were $15,027 for the A Class and $2,293 for the C Class.

The A Class, C Class, Investor Class, and Y Class have each adopted a Service Plan (collectively, the “Plans”). The Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares, up to 0.25% per annum of the average daily net assets of the A Class shares, up to 0.25% per annum of the average daily net assets of the C Class shares and up to 0.10% per annum of the average daily net assets of the Y Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Investor Class and Y Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of each Fund’s “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The fees for each Class will be paid on the actual expenses incurred in a particular month by the entity for the services provided pursuant to the respective Class and its Service Plan. The primary expenses expected to be incurred under the Plans are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.  Service fees for fiscal year ended December 31, 2012 were as follows:  $9,012 for the A Class, $339 for the C Class, $432,153 for the Investor Class and $904 for the Y Class.

The Manager also may receive up to 25% of the net monthly income generated from the securities lending activities of each Fund as compensation for administrative and oversight functions with respect to securities lending of the Funds. Currently, the Manager receives 10% of such income.  Fees received by the Manager from securities lending activities for the period ended December 31, 2012 were $1,623,260.  The SEC has granted exemptive relief that permits each Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Manager has contractually agreed from time to time to reduce fees and/or reimburse expenses for certain Funds in order to maintain competitive expense ratios for the Funds. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

36

The Distributor

Foreside Fund Services, LLC (“Foreside” or “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Funds’ shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares. Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, the Distributor receives commission revenue consisting of the portion of A and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers, for use solely to pay distribution related expenses.

The aggregate commissions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charge (“CDSC”) retained by the Distributor on the redemption of shares during each of the Fund’s most recent fiscal years ended December 31, 2012  are shown in the table below.

American Beacon Fund	Fiscal Year	Aggregate Commissions	Amount Retained by the Distributor
Bridgeway Large Cap Value	2012	-	$14
Holland Large Cap Growth	2012	$1,687	$40
Stephens Small Cap Growth	2012	$103	$0
Stephens Mid-Cap Growth	2012	$3,187	$0

OTHER SERVICE PROVIDERS

State Street, located at Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, Massachusetts 02111, is the transfer agent for the Trust and provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located at 330 W. 9th Street, Kansas City, Missouri 64105. State Street also serves as custodian for the Funds. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may invest certain excess cash balances for certain series of the Trust in various futures contracts or forwards. Each Fund’s independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219. K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Funds.

PORTFOLIO MANAGERS

The portfolio managers to each Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts has been provided by each Portfolio Manager’s firm and is set forth below. The number of accounts and assets is shown as of December 31, 2012.

Name of Investment Advisor and portfolio manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Bridgeway Capital Management, Inc.
John Montgomery	9 ($1.0 bil)	N/A	21 ($235 mil)	6 ($718 mil)	N/A	12 ($33 mil)
Elena Khoziaeva	9 ($10. bil)	N/A	21 ($235 mil)	4 (314 mil)	N/A	12($3 mil)
Michael Whipple	9 ($1.0 bil)	N/A	21 ($235 mil)	6 ($718 mil)	N/A	12 ($33 mil)
Rasool Shaik	9 ($1.0 bil)	N/A	21 ($235 mil)	6 ($718 mil)	N/A	12 ($33 mil)

Holland Capital Management LLC
Monica Walker	N/A	N/A	50 ($1.5 bil)	N/A	N/A	2 ($770 mil)
Carl Bhathena	N/A	N/A	50 ($1.5 bil)	N/A	N/A	2 ($770 mil)

Stephens Investment Management Group LLC
Ryan E. Crane	N/A	N/A	45 ($1.2 bil)	N/A	N/A	1 ($278 mil)

37

Name of Investment Advisor and portfolio manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John M. Thornton	0	0	45 ($1.2 bil)	N/A	N/A	1 ($278 mil)
Kelly Ranucci	0	0	45 ($1.2 bil)	N/A	N/A	1 ($278 mil)
Samuel M. Chase III	0	0	45 (1.2 bil)	N/A	N/A	1 ($278 mil)

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of a Fund and other accounts. The information regarding potential conflicts of interest of each sub-advisor was provided by each firm.

Bridgeway Capital Management Inc. (“Bridgeway”) Actual or apparent conflicts of interest may arise when a Portfolio Manager or investment management team member has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a Portfolio Manager or investment management team member who manages multiple funds and/or other accounts:

●
The management of multiple funds and/or other accounts may result in a Portfolio Manager or investment management team member devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the Portfolio Manager or investment management team member may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The adviser believes this problem may be significantly mitigated by the Fund’s use of statistical models, which drive stock picking decisions of its actively managed funds.

●
If a Portfolio Manager or investment management team member identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. Accordingly, the sub-advisor has developed guidelines to address the priority order in allocating investment opportunities.

●
At times, a Portfolio Manager or investment management team member may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager or investment management team member may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

●
With respect to securities transactions for the funds, the sub-advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. The sub-advisor may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account. The sub-advisor seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

●
With respect to securities transactions for the funds, the sub-advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the sub-advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the sub-advisor or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

●
The appearance of a conflict of interest may arise where the sub-advisor has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a Portfolio Manager or investment management team member has day-to-day management responsibilities.

The sub-advisor has adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Holland Capital Management LLC (“Holland”) Portfolio Managers at the sub-advisor manage portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed for institutions such as pension funds, insurance companies, or foundations and by investment programs), commingled trust accounts, and other types of funds. They may have

38

investment objectives, strategies and risk profiles that differ from those of the Fund. Portfolio Managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that client portfolio.

In managing other accounts, certain material conflicts of interest may arise. Potential conflicts include, for example, conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Fund’s Portfolio Managers and conflicts in the allocation of investment opportunities between the Fund and such other accounts. Potential material conflicts may also arise in connection with the Portfolio Managers’ management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other, or where the other accounts have higher or performance-based fee arrangements.

The sub-advisor has a fiduciary responsibility to treat all clients fairly. The sub-advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the sub-advisor monitors a variety of areas, including compliance with the account’s guidelines, the allocation of securities, and compliance with its Code of Ethics.

Stephens Investment Management Group LLC (“SIMG”) SIMG manages a number of separate accounts which utilize the same investment model as the American Beacon Stephens Small Cap Growth Fund.  Most of these separate accounts are charged an asset based fee by SIMG but one of the accounts is charged a performance fee.  The same Portfolio Management team manages both SIMG’s separately managed accounts and the American Beacon Funds.  All separately managed accounts in SIMG’s small cap growth strategy and the American Beacon Stephens Small Cap Growth Fund utilize the same investment model.  After modeling changes to the portfolio, the portfolio management team aggregates orders for all separately managed accounts and the American Beacon Stephens Small Cap Growth Fund together and places a block order for execution with one or more broker-dealers.  All accounts receive an average price if multiple executions are received.  If only part of the order is able to be executed, SIMG allocates the trades pro rata based on order size.  SIMG regularly reviews the performance of the mutual funds it sub-advises, against performance of the separate accounts it advises to ensure that no single account is advantaged or disadvantaged.  Portfolio managers do not have the ability to deviate from the allocation policy.

Compensation

The following is a description provided by each investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager.

Bridgeway Capital Management, Inc. The objective of the Sub-Advisor’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to the Sub-Advisor’s size and geographical location. The adviser evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

            The members of the investment management team, including John Montgomery, Elena Khoziaeva, Rasool Shaik, and Michael Whipple, participate in a compensation program that includes a base salary that is fixed annually, bonus and long-term incentives. Each member’s base salary is a function of review of market salary data for their respective role and an assessment of individual execution of responsibilities related to goals, integrity, team work and leadership. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of the Sub-Advisor relative to peer companies and an assessment of individual execution of responsibilities related to goals, integrity, team work and leadership. The adviser’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed accounts have performance based fees relative to stock market benchmarks, c) operating costs of the Sub-Advisor and d) because the Sub-Advisor is an “S” Corporation, the amount of distributions to be made by the Sub-Advisor to its shareholders at least sufficient to satisfy the payment of taxes due on the Sub-Advisor’s income that is taxed to its shareholders under Subchapter S of the Internal Revenue Code.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases the Sub-Advisor’s

39

profitability (although certain funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, certain funds managed by the Sub-Advisor have performance-based management fees that are a function of trailing five-year before-tax performance of the Fund relative to its specific market benchmark. Should each such Fund’s performance exceed the benchmark, the Sub-Advisor may make more total management fees and increase its profitability. On the other hand, should each such Fund’s performance lag the benchmark, the Sub-Advisor may experience a decrease in profitability.

Finally, all investment management team members participate in long-term incentive programs including a 401(k) Plan and ownership programs in the Sub-Advisor. With the exception of John Montgomery, investment management team members (as well as all of the Sub-Advisor’s partners) participate in an Employee Stock Ownership Program or Phantom Stock Program of the Sub-Advisor or both. The value of this ownership is a function of the profitability and growth of the Sub-Advisor. The adviser is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of the Sub-Advisor. However, by policy of the Sub-Advisor, John Montgomery may only receive distributions from the Sub-Advisor in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Holland Capital Management LLC The sub-advisor maintains a competitive compensation program.  The compensation for Portfolio Managers Monica L. Walker and Carl R. Bhathena, is comprised of base salary and annual cash bonuses dependent on the performance and profitability of the firm. Other factors considered with respect to their overall compensation package includes years of industry experience, competitive market factors and contribution to the Sub-Advisor’s success.  The Portfolio Managers also have ownership interests in the Sub-Advisor and may receive income based upon the overall financial performance of the firm commensurate with their ownership interest.

Stephens Investment Management Group LLC All of the Portfolio Managers receive compensation as the Funds’ Portfolio Managers in the form of a fixed salary and bonus. The amount of a portfolio manager’s bonus is related to the performance of the investment products against the Russell 2000 Growth Index and the peer group, the Lipper Small Cap Growth Funds Index, as well as the Russell MidCap Growth Index and the peer group, the Lipper Mid-Cap Growth Funds Index for the American Beacon Stephens Small Cap Growth Fund.  The Portfolio Managers are eligible to participate in the Stephens Inc. 401(k) plan under the same guidelines and criteria established for all employees of Stephens Inc. and its affiliates. Each member of the portfolio management team is a shareholder of class B shares of SIMG and receive a portion of the overall net profits of SIMG.  Performance is measured over the most recent calendar year.

Ownership of Funds

A Portfolio Manager’s beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The tables below set forth each Portfolio Manager’s beneficial ownership of the Fund(s) under that Portfolio Manager’s management as provided by each investment advisor.

Name of Investment Advisor and Portfolio Manager	Bridgeway Large Cap Value Fund
Bridgeway Capital Management, Inc.
John Montgomery	$100,001-$500,000
Elena Khoziaeva	$1-$10,000
Rasool Shaik	None
Michael Whipple	$1-$10,000

Name of Investment Advisor and Portfolio Manager	Holland Large Cap Growth Fund
Holland Capital Management LLC	$100,001-
Monica Walker	$500,000
Carl Bhathena	$10,001-$50,000

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Name of Investment Advisor and Portfolio Manager	Stephens Small Cap Growth Fund	Stephens Mid- Cap Growth Fund
Stephens Investment Management Group, LLC
Ryan Crane	Over $1,000,000	$500,001-$1,000,000
John Thornton	$100,001-$500,000	$100,001-$500,000
Kelly Ranucci	$100,001-$500,000	$100,001-$500,000
Sam Chase	$100,001-$500,000	$100,001-$500,000

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisors are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund’s net asset value), and other information provided to the applicable Fund, to the Manager and/or to the sub-advisors (or their affiliates), provided, however, that the Manager or the sub-advisors must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trusts do not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisors are also authorized to cause a Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisors exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.

The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the applicable Fund’s investment objective and policies. In placing such orders, each sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so. A Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio activity increases the Fund’s transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek best execution. In assessing available execution venues, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the value of any eligible research, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Funds may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

Each Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. A sub-advisor’s participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.

For the fiscal year ended December 31, 2012, the following Funds received the amounts shown as a result of participation in the commission recapture program:

American Beacon Fund	Amount Received (in thousands)
Bridgeway Large Cap Value	$0
Holland Large Cap Growth	$2,052
Stephens Small Cap Growth	$0
Stephens Mid-Cap Growth	$0

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For the fiscal year ended December 31, 2012, the Funds directed $206,340,434 in transactions to brokers in part because of research services provided and paid $339,171 in commissions on such transactions as shown below:

Fund	Transaction Amount	Commissions Paid on Transactions
Bridgeway Large Cap Value	None	None
Holland Large Cap Growth	$24,287,277	$13,665
Stephens Small Cap Growth	$184,720,920	$23,178
Stephens Mid-Cap Growth	$21,619,514	$315,993

For the fiscal year ending December 31, 2012, the following brokerage commissions were paid by the Funds during the previous fiscal year.

American Beacon Fund	2012

Bridgeway Large cap value	$5,673

Holland Large Cap Growth	$11,837

Stephens Small Cap Growth	$320,185

Stephens Mid-Cap Growth	$27,071

For the fiscal year ended December 31, 2012, no brokerage commissions were paid to affiliated brokers by any of the Funds.

The following table lists each Fund that as of the end of its fiscal year held securities issued by a broker-dealer (or by its parent) through which the Fund regularly executes transactions:

Regular Broker-Dealers	American Beacon Fund	Aggregate Value of Securities

Stifel Nicolaus Company	Stephens Small Cap Growth	$1,459,000

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ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

Letter of Intent (“LOI”). The LOI may be revised upward at any time during the 13-month period of the LOI (“LOI Period”), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested before the shareholder’s death.

All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in A Class shares of the Funds to determine your sales charge on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in A Class shares of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

●	individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

●	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

●
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

●	endowments or foundations established and controlled by you or your immediate family; or

●	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

●	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

●	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

●
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

●
for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of a broker-dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining purchases of A Class shares of the Funds subject to a sales load.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of the Funds may be sold at net asset value (without the imposition of a front-end sales charge) to:

1.
current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their spouses, and children, including children in step and adoptive relationships, sons-in-law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3.	companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

4.	insurance company separate accounts;

5.	accounts managed by the Manager, a sub-advisor to the Funds and its affiliated companies;

6.	the Manager or a sub-advisor to the Funds and its affiliated companies;

7.
an individual or entity with a substantial business relationship with the Manager, which may include the officers and employees of a Fund’s custodian and transfer agent, or a sub-advisor to the Funds and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8.	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9.	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10.
banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11.	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12.
Employer-sponsored defined contribution – type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Funds in the American Beacon Funds fund family; and

13.	Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

●	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

●	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

●	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a contingent deferred sales charge (“CDSC”) if you redeem your shares within 12 months of purchase. In determining whether the CDSC is payable, it is assumed that shares not

44

subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gain distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

●
Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund’s transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

●
Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund’s transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

●
Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

●	Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2.

●	Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

●	Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

●	To return excess contributions made to a retirement plan.

●	To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner; the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information set forth in the Prospectus and in this section relates solely to federal income tax law and assumes that each Fund qualifies as a regulated investment company (“RIC”) (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Funds and their shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of each Fund or the tax implications to their shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The information is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

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Taxation of the Funds

Each Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. Each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

●
Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” other than a partnership at least 90% of the gross income of which satisfies the Gross Income Requirement.

●
Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs (“Diversification Requirement”); and

●
Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”).

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

If for any taxable year a Fund does not qualify for treatment as a RIC -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Gross Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends it distributes would be taxable to its shareholders as ordinary income (or possibly as “qualified dividend income” (as described in the Prospectus)) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on a Fund’s income and performance. Furthermore, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that a Fund will not qualify as a RIC in any given taxable year.  (See the next section for a discussion of the tax consequences to each Fund of certain investments and strategies.)

Taxation of Certain Investments and Strategies

If a Fund acquires stock in a foreign corporation that is a “passive foreign investment company” (“PFIC”) and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on any “excess distribution” the Fund receives on the stock or any gain realized by the Fund from disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on individuals’ and certain other non-corporate shareholders' “qualified dividend income.” A Fund may avoid this tax and interest if it elects to treat the PFIC as a “qualified electing fund”; however, the requirements for that election are difficult to satisfy. If such an election were made, the Fund would be required to include in its income each year a portion of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and to the calendar year Excise Tax distribution requirement.

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A Fund may elect to “mark-to-market” its stock in a PFIC. Under such an election, a Fund (1) would include in gross income each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock and (2) would be allowed a deduction for the excess, if any, of its adjusted basis in the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. A Fund’s adjusted basis in PFIC stock would be adjusted to reflect the amounts included in income, or deducted, under this election. Amounts included in income pursuant to this election, as well as gain, if any, realized on the sale or other disposition of PFIC stock, would be treated as ordinary income, while the deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge discussed above with respect to PFIC stock for which a mark-to-market election has been made.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein.

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses a Fund may realize in connection therewith. In general, any Fund’s (1) gains from the disposition of foreign currencies and (2) gains from options, futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Gross Income Requirement.

A Fund may invest in one or more limited liability companies("LLCs") and limited partnerships ("LPs") that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which a Fund may invest may include (1) a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)”) (a “PTP”), which may be a QPTP, or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement.

If an LLC or LP in which a Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income to the Fund under the Gross Income Requirement. A Fund’s investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets in order to satisfy the Diversification Requirements. In addition, a Fund’s holding of more than 10% of a QPTP’s equity securities will not count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to a Fund would likely be treated as “qualified dividend income” and disposition of a Fund’s interest therein would be gain from the disposition of a security, or (2) if such an LLC or LP is not treated as a corporation, the investing Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity’s income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by such Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which a Fund invests may generate income and gains that is not qualifying income under the Gross Income Requirement. Each Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.

Dividends and interest a Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) – except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement – in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

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Section 988 of the Internal Revenue Code also may apply to a Fund’s forward currency contracts, options and futures on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

Offsetting positions a Fund enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Taxation of the Funds’ Shareholders

Dividends and other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution. So, if an investor purchases Fund shares shortly before the record date for a distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution, even though it represents in part a return of invested capital.

Rules of state and local taxation of ordinary income, qualified dividend income and capital gain distributions may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Basis Election and Reporting

A Fund shareholder who wants to use an acceptable method other than the average basis method for determining basis with respect to Fund shares he or she acquires after

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December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic). If a shareholder of a Fund fails to affirmatively elect that method, the basis determination will be made in accordance with the Fund’s default basis method of average basis. The basis method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the previous requirement to report the gross proceeds from the redemption of shares, each Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting law will apply to them. Fund shareholders who acquire and hold shares through a financial intermediary should contact their financial intermediary for information related to selection, and basis reporting.

Backup Withholding

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against your federal income tax liability or refunded.

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), each Fund will be required to withhold 30% of (1) income dividends it pays after December 31, 2013, and (2) capital gain distributions and the proceeds of share redemptions it pays after December 31, 2016, to certain non-U.S. shareholders that fail to meet certain information reporting or certification requirements.  Those non-U.S. shareholders include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”).  To avoid withholding under FATCA, (a) an FFI must enter into an information-sharing agreement with the IRS in which it agrees to report identifying information (including name, address, and taxpayer identification number) of the shareholder’s direct and indirect U.S. owners and (b) an NFFE must provide to the withholding agent a certification and, in certain circumstances, requisite information regarding its “substantial” U.S. owners (i.e., U.S. persons that hold more than 10% of the ownership interests therein), if any.  Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by regulations and other guidance.  A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A non-U.S. shareholder that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA (currently proposed as Form W-8BEN-E) to avoid the FATCA withholding.  Non-U.S. shareholders should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The following individuals (and members of that individual’s “immediate family”), are eligible to purchase shares of the Institutional Class with an initial investment of less than $250,000: (i) employees of the Manager, (ii) employees of the sub-advisor for Funds where it serves as sub-advisor, (iii) officers and directors of AMR Corporation, (iv) members of the Trust’s Board of Trustees, (v) employees of TPG or Pharos, and (vi) members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The Y Class was created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the funds through their broker-dealers or other financial intermediaries.

FINANCIAL STATEMENTS

The Trust’s independent registered public accounting firm, Ernst & Young LLP audits and reports on each Fund’s annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting

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firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The Funds adopted the financial statements of the Bridgeway Large Cap Value Fund, Lou Holland Growth Fund, Stephens Small Cap Growth Fund and Stephens Mid-Cap Growth Fund. Those financial statements were audited by another registered public accounting firm.

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APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”).  AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients' best interests.  Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds.  As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon's policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio.  Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon.  In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio.  For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds (the “Beacon Funds”) and the American Beacon Select Funds (the “Select Funds”).  AmBeacon may invest a Beacon Fund in shares of one or more Select Funds.  If a Select Fund solicits a proxy for which a Beacon Fund is entitled to vote, AmBeacon’s interests as manager of the Select Fund seeking shareholder votes may conflict with the interests of the Beacon Fund as shareholder of the Select Fund.  To avoid the appearance of a conflict of interests in these cases, AmBeacon will vote the Beacon Fund’s shares in accordance with the Beacon Fund’s Board of Trustees' recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS

PROXY VOTING POLICY AND PROCEDURES

Last Amended July 1, 2012

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of shareholders of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Funds”). Therefore, these Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager allocates discrete portions of the American Beacon Funds among sub-advisors, but the Manager may directly manage all or a portion of the assets of certain Funds directly.  The Funds’ Boards of Trustees have delegated proxy voting authority to the Manager.   The Manager has in turn  delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund’s Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors  and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

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When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client.  The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter.  In those instances, the Manager will vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each American Beacon Fund has the ability to invest in the shares of any of the American Beacon Select Funds. For example, the American Beacon High Yield Bond Fund may purchase shares of the American Beacon Money Market Select Fund. If the American Beacon Money Market Select Fund issues a proxy for which the American Beacon High Yield Bond Fund is entitled to vote, the Manager’s interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will vote in accordance with the American Beacon Select Funds Board of Trustees’ recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

The Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible.  The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares.  The Manager’s determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts.  The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Oversight

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B

PROXY VOTING POLICIES –INVESTMENT SUB-ADVISOR

BRIDGEWAY CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY

As Amended March 5, 2012

I.          Overview
This proxy voting policy (the “policy”) is designed to provide reasonable assurance that proxies are voted in the clients’ best interest, when the responsibility for voting client proxies rests with Bridgeway Capital Management, Inc. (“BCM” or “Sub-Adviser”).  BCM has engaged Institutional Shareholder Services (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. BCM has adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines(“SRI Guidelines”)for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues.

BCM has instructed ISS to vote in accordance with the SRI Guidelines for all domestic proxy issues with the exception of proxy proposals related to the election of directors where ISS will only vote for director slates when there is a woman and an ethnic minority on the board and/or up for election on the proxy. If those requirements are met, ISS will vote in accordance with the SRI Guidelines.  Likewise, BCM has instructed ISS to vote in accordance with the SRI International Guidelines for all non-domestic proxy issues with the exception of proxy proposals related to the election of directors where ISS will refer all non-domestic director proposals to BCM to be voted in the best interest of BCM’s clients.  In cases where the SRI Guidelines do not address a specific proxy proposal, BCM has adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and has instructed ISS to vote in accordance with the Standard Guidelines.  BCM’s Chief Compliance Officer (“CCO”) maintains copies of the SRI Guidelines, the SRI International Guidelines and the Standard Guidelines which are incorporated herein by reference.  To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of BCM’s clients.

BCM has instructed ISS to vote as described above unless the following conditions apply:

1.
BCM’s Investment Management Team has decided to override the ISS vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the ISS recommendation. Such decision will be documented by BCM and communicated to ISS; or

2.
ISS does not provide a vote recommendation, in which case BCM will independently determine how a particular issue should be voted. In these instances, BCM, through its Investment Management Team, will document the reason(s) used in determining a vote and communicate BCM’s voting instruction to ISS.

BCM’s Investment Operations team is responsible for ensuring compliance with this policy.    Compliance is responsible for reviewing this policy on a regular basis and ensuring this policy complies with applicable rules. Questions regarding this policy should be directed to the Investment Operations Partner In Charge.

II.         Record Retention Requirements

ISS shall maintain the following proxy voting records:

A.	Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service are acceptable;
B.	Records of proxy votes cast on behalf of each client for a period of five years.

BCM shall maintain the following required proxy voting records:

A.	Documents prepared by BCM that were material to making the decision of how to vote proxies on behalf of a client,
B.	Records of clients’ written or oral requests for proxy voting information, including a record of the information provided by BCM,
C.	Historical records of votes cast on behalf of each client, and

D.	Current and historical proxy voting policies and procedures.

BCM will keep records in accordance with its Books and Records Policy.

III.       Conflicts of Interest

A.	Overview

Unless BCM votes a proxy proposal as described under Section I. above, BCM does not address material conflicts of interest that could arise between BCM and its clients related to proxy voting matters. Since BCM relies on ISS to cast proxy votes independently, as described above, BCM has determined that any potential conflict of interest between BCM and its clients is adequately mitigated.

However, when BCM is involved in making the determination as to how a particular proxy proposal will be voted, the Investment Management Team member will consult with the CCO to determine if any potential material conflicts of interest exist or may exist that require consideration before casting a vote. For purposes of this policy, material conflicts of interest are defined as those conflicts that a reasonable investor would view as important in making a decision regarding how to vote a proxy.  The CCO in consultation with the Investment Management Team will determine whether the proxy may be voted by BCM, whether to seek legal advice, or whether to refer the proxy to the client(s) (or another fiduciary of the client(s)) for voting purposes.

Additionally, ISS monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process which includes information related to ISS’ conflicts of interest policies, procedures and practices.  BCM will review updates from time to time to determine whether ISS conflicts of interest may materially and adversely affect BCM’s clients and, if so, whether any action should be taken as a result.

  ISS-SRI Executive Summary

  January 2013

INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially and environmentally responsible manner.

The dual objectives carry through to the proxy voting activity, after the security selection process is completed.  In voting their shares, socially responsible institutional shareholders are concerned not only with economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed SRI proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders.  On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual funds. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, the SRI guidelines are based on a commitment to create and preserve economic value and to advance principles of corporate governance best practice consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote.  We note there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider recent and company-specific information in arriving at our decisions.  Where Social Advisory Services acts as a voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document.  Social Advisory Services updates its guidelines on an annual basis to take into account new social and environmental issues and the latest trends and developments in corporate governance.

The guidelines evaluate management and shareholder proposals as follows:

MANAGEMENT PROPOSALS

1.	Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make.  Boards should be comprised of a majority of independent directors and key board committees should be comprised entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.
Social Advisory Services will generally oppose slates of director nominees that are not comprised of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees.  In addition, Social Advisory Services will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to failure to adequately guard against or manage ESG risks, and  from members of the nominating committee, with the exception of new nominees, where the board lacks gender or racial diversity. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.
Social Advisory Services supports requests asking for the separation of the positions of Chairman and CEO and requests to adopt cumulative voting, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2.	Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.  A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

3.	Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company.  As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.  Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

4.	Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

5.	Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights.  Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

6.	Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.
Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Equity plan proposals are considered on a case-by-case basis using a binomial pricing model that estimates the cost of a company’s stock-based incentive programs. Plan features and any recent controversies surrounding a company’s pay practices are also factored into the analysis of compensation proposals.  Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay” or MSOP), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will
Vote AGAINST management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders
Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•
A pay-for-performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration: a) magnitude of pay misalignment; b) contribution of non-performance-based equity grants to overall pay; and c) the proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

7.	Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests.  In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

8.	Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

SHAREHOLDER PROPOSALS

9.	Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters.
Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation.  Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported.  Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

10.	Shareholder Proposals on Social and Environmental Proposals

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past.  In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of the potentially significant impact of social and environmental topics on the financial performance of the company.  In general, Social Advisory Services supports shareholder proposals on social, workforce, or environmental topics that seek to promote responsible corporate citizenship while enhancing long-term shareholder value. Social Advisory Services will vote for reports that seek additional disclosure particularly when it appears companies have not adequately addressed shareholder concerns on social, workplace, or environmental concerns.  We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image, or reduce its exposure to liabilities and risks.

Holland Capital Management LLC
PROXY VOTING POLICIES AND PROCEDURES
Amended January 2012

Policy

Holland Capital Management LLC (“Holland Capital”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940.  Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines (“Guidelines”) have been tailored to reflect these specific contractual obligations.  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2,29 C.F.R. 2509.94-2 (July 29, 1994).

Holland Capital’s proxy voting procedures are designed and implemented to reasonably ensure that proxy matters are conducted in the best interest of the clients and material conflicts will be resolved in the best interest of the client.  These procedures are guidelines only and each vote is ultimately cast on a case-by-case basis, taking into consideration contractual obligations and all other relevant facts and circumstances at the time of the vote.  Notwithstanding these Policies and Procedures, if, at any time reasonably in advance of the time when a proxy must be exercised, a client requests Holland Capital to vote the proxies for shares beneficially owned by that client in a certain manner, Holland Capital will follow that instruction.  There may be circumstances under which Holland Capital declines to take responsibility for voting a client’s proxies and directs the custodian to mail proxy material directly to the clients.  If a stock is part of a securities lending program, Holland Capital may be limited or unable to vote the proxy.

Holland Capital is not required to engage in shareholder activism, but is obligated to be reasonably informed about the company and to have reviewed and be familiar with the issues raised in the proxy materials.

Holland Capital subscribes to Institutional Shareholder Services Inc. (“ISS”), a proxy voting and advisory service that provides in-depth analyses of shareholder meeting agendas and vote recommendations.  In determining how to vote proxies Holland Capital considers the ISS recommendations, among other matters.

Mutual Funds
Holland Capital will vote the proxies of securities held by mutual funds to which it acts as an adviser or sub-adviser in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.  The proxies of companies in the portfolio are subject to applicable investment restrictions of the fund and will be voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

Proxy Voting Committee
Holland Capital has established the Investment Policy Committee ("IPC") which consists of Holland Capital's equity investment analysts ("Analysts"), its portfolio managers and its Chief Investment Officer, who serves as the chair.  The IPC is responsible for implementing these Proxy Voting Policies and Procedures; the Chief Compliance Officer is responsible for overseeing their periodic review and revision.

Procedures

Holland Capital’s Client Service department ("Client Service") is responsible for administering the proxy voting process. ISS is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion.

The firm’s IPC is responsible for reviewing proxy votes on securities held in advisory clients’ accounts.  The IPC makes all decisions regarding the purchase and sale of securities for clients’ portfolios.  Since equity accounts are generally managed using the same investment philosophy and process, most accounts hold the same securities.  Votes cast for the same security held in multiple advisory clients’ accounts will generally be voted the same unless there would be a conflict with the client’s goals, objectives, and/or directives.  This could result in a different vote cast for the same security held in multiple clients’ accounts.

Client Service works with ISS to ensure that all meeting notices and proxy matters are communicated to the Analysts and Portfolio Managers for consideration pursuant to these Guidelines.

A primary factor used in determining whether to invest or continue an investment in a particular issuer's securities is the quality of that company's management.  Therefore, all other things being equal, the recommendations of management on any proxy matter will be given significant consideration of how to vote that proxy.

Although reliance is placed on the Guidelines in casting votes, each proxy issue is considered on a case-by-case basis. Instances may occur where a proxy vote will be inconsistent with the recommendations of Management and ISS.  Additionally, the proxies and related proxy issues generally vary among companies, so votes may vary from company to company.  Generally proxies are voted consistent with the Guidelines, and Client Service is instructed to vote all proxies accordingly, unless the IPC indicates otherwise.  The IPC is responsible for notifying Client Service of circumstances where the interests of clients may warrant a vote contrary to the Guidelines.  In such instances, the Analyst and/or Portfolio Manager will submit a recommendation to the IPC which will review the recommendation to determine whether a conflict of interest exists.

Holland Capital will attempt to process every proxy vote it receives.  There may be instances where Holland Capital may not be given enough time to process a proxy vote.  For example, Holland Capital, through no fault of its own, may receive a meeting notice too late to act or may be unable to obtain a timely translation so it could vote the shares.  Client Service will reconcile proxies received against holdings on the record date over which the adviser has voting authority to ensure that all shares held on the record date and for which a voting obligation exists, are voted.

Holland Capital reserves the right to request a client to vote their shares themselves.  For example, such requests may be made in situations where the client has represented to Holland Capital that their position on a particular issue differs from Holland Capital’s position.

Conflicts of Interest

From time-to-time Holland Capital may have conflicts related to proxy voting.  As a matter of policy, Holland Capital’s portfolio managers, analysts and other Holland Capital officers and employees will not be influenced by outside sources whose interests conflict with the interests of clients.  Any such person who becomes aware of a material conflict between the interests of a client and the interests of Holland Capital relating to a particular proxy vote shall immediately disclose that conflict to the IPC.  The IPC is responsible for monitoring and resolving such conflicts, as discussed below.  Examples of potential conflicts of interest include:

Business Relationships.  A proxy voting proposal relating to a company or other persons with which Holland Capital has a material business relationship may cause a conflict if failure to vote in a manner favorable to such company or other persons could harm Holland Capital’s relationship with that company.  One example is where Holland Capital is or seeks to be appointed manager of a company's pension plan and would be looked to by the company and its officers to vote in favor of all of management's proposals and against those opposed by management.

Personal or Familial Relationships.  A proxy voting proposal relating to a company or situation where Holland Capital, or an officer or employee of Holland Capital, or an affiliate has a personal or familial relationship, e.g., spouse, close personal friend or family relative, with one or more present or prospective directors of that company, may cause a conflict of interest.

In the event the IPC, an Analyst, or Portfolio Manager identifies a material conflict of interest relating to a particular proxy proposal, the affected Analyst or Portfolio Manager will be required to recuse himself or herself from the proxy voting process, and the IPC will be responsible for reviewing the proposal and determining the vote.  In all instances, the Analyst or Portfolio Manager will be required to provide the IPC with a written recommendation as to how the proxy should be voted and the rationale for such recommendation.  In addition, the Analyst or portfolio manager will disclose to the IPC in writing any contact he or she has had with persons outside of Holland Capital regarding the proxy issue.  The IPC will review the Analyst’s or portfolio manager’s voting recommendation and all relevant facts and circumstances and determine how the proxy should be voted.  If the IPC believes the application of the Guidelines is not in the best interests of clients, the IPC may vote contrary to the Guidelines, and it will document its voting rationale.

EXHIBIT A

Holland Capital Proxy Voting Guidelines

The following is a summary of Holland Capital’s proxy voting guidelines that set forth what the IPC will follow as a general matter, particularly in the cases of conflicts of interests between those of Holland Capital and the client.  Holland Capital has engaged  ISS, a proxy voting research service, to assist in the voting of proxies by making proxy voting recommendations to Holland Capital.  ISS provides detailed guidance and models for many issues that are decided on a case-by-case basis.

General Philosophy
Routine Matters/Corporate Administrative Items.  After an initial review, the adviser will generally vote with management on routine matters related to the operation of the company and not expected to have a significant impact on the company and/or the shareholders.

Potential for Major Economic Impact.  The adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance.  The adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

1.           Board of Directors

Director Nominees in Uncontested Elections

●
In uncontested board elections, Holland Capital will generally vote in favor of management's directors because Holland Capital believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board.  Nonetheless, votes on director nominees will be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board and committee meetings, long-term company performance and stock price.

Classification/Declassification of the Board

●	Vote AGAINST proposals to classify the board.

●	Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

●
Vote, on a CASE-BY-CASE basis, on shareholder proposals requiring that the positions of chairman and CEO be held separately.  Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support.  These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

●	Vote FOR shareholder proposals asking that at least two-thirds of directors be independent.

●
Vote FOR shareholder proposals asking that board audit, compensation, governance and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.           Auditor Ratification

●
Generally support management’s choice of auditor proposed by an audit committee of independent directors except when the auditor’s independence or audit integrity has been compromised or unless any of the following apply:

●	An auditor has a financial interest in or association with the company, and is therefore not independent.

●
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is some other concern regarding the performance of the auditor in carrying out its duties to

●	shareholders or potential conflicts of interest.

3.           Shareholder Rights

Shareholder Ability to Act by Written Consent

●	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

●	Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

●	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Vote Requirements

●	Vote AGAINST proposals to require a supermajority shareholder vote.

Cumulative Voting

●	Vote FOR proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

4.           Proxy Contests

Voting for Director Nominees in Contested Elections

●
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5.           Poison Pills (Shareholder Rights Plans)

●
Although we typically recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, poison pills must be decided on a CASE-BY-CASE basis.

6.           Mergers and Corporate Restructurings

●	Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.           Reincorporation Proposals

●
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

8.           Capital Structure

Common Stock Authorization

●	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

9.           Executive and Director Compensation

●	Votes with respect to compensation and equity-based compensation plans shall be determined on a CASE-BY-CASE basis.

Management Proposals Seeking Approval to Reprice Options

●	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis.

Employee Stock Purchase Plans

●
Votes on employee stock purchase plans will be determined on a CASE-BY-CASE basis by reviewing whether or not the specific components of the plan are reasonable and whether the company’s use of equity in its compensation plans generally is reasonable when compared with peers and when compared with the performance of the business.

Shareholder Proposals on Compensation

●
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.           Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

●
In general, the IPC will vote on a CASE-BY-CASE basis.  While a wide variety of factors goes into each analysis, the overall principal guiding all vote decisions focuses on how the proposal will enhance the economic value of the company.

STEPHENS INVESTMENT MANAGEMENT GROUP, LLC

PROXY VOTING POLICIES AND PROCEDURES

Stephens Investment Management Group, LLC (“SIMG”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in investment advisory client accounts (the “Policy”). This Policy is designed by SIMG to comply with its legal, fiduciary and contractual obligations where SIMG has the authority to vote such proxies. It is the policy of SIMG to vote all proxies on securities held in investment advisory client accounts over which SIMG has voting authority (the “Proxies”) in the best economic interest of its clients.

RESPONSIBILITY

SIMG’s Board of Managers has responsibility for determining SIMG’s Proxy Voting Policies and Procedures, exceptions to the procedures and the framework for how SIMG will vote Proxies in accordance with these procedures. SIMG’s Proxy Committee consists of the Chief Investment Officer, the Chief Compliance Officer, the portfolio manager and the Financial Analyst who collectively have a broad and diverse range of experience in the financial services industry.

The responsibility for monitoring the Policy and the practices, disclosures and recordkeeping relating to SIMG’s Proxy voting will be coordinated through SIMG’s compliance department. Regular reports of proxy votes will be communicated to SIMG’s Board of Managers.

PROCEDURES

SIMG has established various procedures related to Proxy voting to implement the Policy set forth herein. The Policy and procedures may be amended or updated from time to time as appropriate.

Determining Proxy Responsibility. At the opening of each investment advisory client relationship, proxy voting responsibility, including any applicable regulatory requirements, will be determined, and any client proxy policies and/or guidelines regarding proxy voting will be ascertained. SIMG’s investment management agreements typically specify that SIMG will assume proxy voting authority, unless a client retains such authority.

Voting and Voting Guidelines. SIMG has retained the services of RiskMetrics Group Inc.’s ISS Governance Services (“ISS”), (formerly known as Institutional Shareholder Services), an independent proxy-voting service provider, to provide research, recommendations and other proxy voting services for client Proxies. Absent a determination by SIMG’s Proxy Committee to override ISS’s guidelines and/or recommendations, SIMG will vote all client Proxies in accordance with ISS guidelines and recommendations. SIMG has also retained ISS for its turn-key voting agent service to administer its Proxy voting operation. As such, ISS is responsible for submitting all Proxies in a timely manner and for maintaining appropriate records of Proxy votes. SIMG may hire other service providers or replace or supplement ISS with respect to any of the services SIMG currently receives from ISS.

ISS maintains Proxy Voting Guidelines and Policies (the “Guidelines”) that address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive compensation, reorganizations, mergers and various shareholder proposals. These Guidelines may be amended by ISS from time to time.

Overrides. While it is generally SIMG’s policy to follow the most current version of the Guidelines and recommendations from ISS, SIMG retains the authority to adopt guidelines from time to time that differ from the Guidelines. In addition, SIMG retains the authority on any particular Proxy vote to vote differently from the Guidelines or a related ISS recommendation. Such authority may be exercised only by the Proxy Committee. With respect to changing any voting guidelines from the ISS Guidelines, the Proxy Committee will consider the reasons for changing the guidelines and will create and maintain a written record reflecting its reasons for adopting the changed guidelines.

Copies of upcoming proxy votes will be circulated to the Proxy Committee along with ISS’s recommendation for each proxy vote. If any member of the Proxy Committee wishes to override ISS’s voting recommendation, a meeting of the Proxy Committee shall be convened to discuss whether to override ISS’s recommendation. The Proxy Committee shall:

(i)	consider the reasons for voting in a manner different from the ISS recommendation;

(ii)
consider whether there is a material conflict of interest between SIMG and its advisory clients that would make it inappropriate for the Proxy Committee to vote in a manner different from the ISS recommendations;

(iii)	exercise its judgment to vote the Proxy in the best economic interests of SIMG’s investment advisory clients; and

(iv)	create and maintain a written record reflecting the basis for its judgment as to such Proxy vote.

In the event that any member of the Proxy Committee has any material pecuniary interest (direct or indirect) in a Proxy matter that is separate and distinct from that of a shareholder of the Proxy issuer, then the member shall recuse himself from the Proxy Committee’s deliberations regarding that matter.

Input from Others. The Proxy Committee may, with respect to any particular proxy matter under consideration, solicit and/or receive input from any employee of SIMG or its affiliates (e.g., an employee with the Stephens Inc. Research Department), so long as neither the individual nor his department have a material interest in the outcome of the proxy matter under consideration that would potentially conflict with the economic interests of SIMG’s advisory clients. For example, the Proxy Committee should not solicit input from a Stephens Inc. investment banker with respect to a proxy matter if Stephens Inc. investment bankers are advising the issuer on the transaction underlying the proxy.

Conflicts of Interest. SIMG is part of a large financial services organization that has investment banking and other business relationships with, and/or ownership interests in, many issuers of securities. Such relationships may, from time to time, create or give rise to the appearance of a conflict of interest between SIMG (or its affiliates) and its clients. For example, an affiliate of SIMG may have an investment banking relationship with an issuer of voting securities that could create the potential for a conflict with SIMG’s duty, in the Proxy voting process, to act in the best economic interest of its investment advisory clients. SIMG has implemented procedures designed to prevent conflicts of interest from influencing its Proxy voting decisions. These procedures include information barriers and, most significantly, the use of an independent third party (currently ISS) to assist in the Proxy voting process.

Recordkeeping. SIMG shall maintain relevant records, in paper or electronic format, through EDGAR or ISS, including Proxy statements, related research materials, Proxy ballots and votes, on an issue and client basis. SIMG shall also maintain a copy of any written client request for Proxy voting information regarding investment advisory client securities and any written responses thereto.

Periodic Review. The Proxy Committee shall periodically review the Proxy voting services provided by any third party for purposes of evaluating the effectiveness and overall quality of the Policy and the Proxy services. SIMG’s Board of Managers shall regularly review proxy votes and periodically review the Policy.

ISS Corporate Governance Policy Updates and Process- Executive Summary

November 2012

INTRODUCTION

Each year, ISS’ Global Policy Board conducts a robust and transparent global policy formulation process which culminates in benchmark guidelines to be used in its proxy voting research for the upcoming year. To that end, ISS is pleased to announce its 2013 Global Policy Updates.

The complete set of ISS Global Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues. The updates contained in this document reflect changes to regional proxy voting policies. These changes are based on significant engagement and outreach with multiple constituents in the corporate governance community, along with a thorough analysis of regional regulatory changes, best practices, voting trends, and academic research.

The 2013 policy updates are grouped by region, including separate documents that specifically address US, Europe, Canada, and International policy changes. Highlights and key changes for the upcoming year include:

● Pay for Performance Evaluation, including peer groups and realizable pay (US)

● Board Responsiveness to Majority Supported Proposals (US)

● Pledging of Company Stock (US)

● Pay for Performance Evaluation, including quantitative and qualitative factors (Canada)

● Voto di Lista (Italy)

● Overboarded Directors (Hong Kong and Singapore)

● Board Tenure (Hong Kong and Singapore)

● Director Nominee Disclosure (Global)

In addition to creating the updates to ISS’ Global Policies, the ISS Research team collaborates with over 400 custom clients to ensure that their voting policies reflect their voting philosophy and are updated to take into account trends, practices, and regulatory changes in each market in which they invest.

The full text of the updates, along with detailed results from the Policy Survey, as well as comments received during the open comment period, are all available on ISS’ Web site under the Policy Gateway.

The ISS 2013 Global Policy Updates will be effective for meetings on or after February 1, 2013. ISS will release revised Frequently Asked Questions (FAQ) documents in December 2012 that provide additional guidance related to some of the new policies in certain markets.

SUMMARY OF POLICY UPDATES

The material updates to ISS' benchmark proxy voting policies are summarized below. The full updates, covering U.S., Canada, Europe, and other international markets, are available through the Policy Gateway.

United States Policy Updates

Pay-for-Performance Evaluation

Based on ISS' 2012-2013 Policy Survey results, executive compensation continues to be the perennial top governance topic for investors. Misalignment between pay and performance, problematic pay practices, and board responsiveness are among the key drivers for companies receiving low support on their say-on-pay proposals.

Peer Groups

ISS' pay for performance evaluation begins with a preliminary quantitative screen of company pay and performance relative to an ISS-selected peer group. For ISS' purposes, these peer groups are designed not for pay benchmarking or stock-picking, but rather to compare pay and company performance within a group of companies that are reasonably similar in terms of industry profile, size, and market capitalization. ISS' current peer group methodology focuses on the subject company's GICS industry classification, which may not reflect multiple business lines in which many companies operate. As a result, some ISS peer groups omitted competitors of the target company and/or included firms that did not reflect a connection to the target considered appropriate for performance and pay comparisons.

The new methodology incorporates information from companies' self-selected pay benchmarking peer groups in order to identify and prioritize GICS industry groups beyond the subject company's own GICS classification. The methodology draws peers from the subject company's GICS group as well as from GICS groups represented in the company's peer group, while maintaining the approximate proportions of these industries in the final peer group where possible. The methodology additionally focuses initially at an 8-digit GICS resolution to identify peers that are more closely related in terms of industry. Finally, when selecting peers, the methodology prioritizes peers that maintain the company near the median of the peer group, are in the subject company's peer group, and that have chosen the subject company as a peer. The peer group methodology maintains its focus on identifying companies that are reasonably similar to the subject company in terms of industry profile, size, and market capitalization.

Other changes to the peer group methodology include using slightly relaxed size requirements, especially at very small and very large companies, and using revenue instead of assets for certain financial companies.

Realizable Pay

During 2012 proxy season, investors also saw more companies disclosing alternative measures of pay beyond the granted pay disclosed in the summary compensation table. Companies are providing a diverse set of "realizable" total compensation, which endeavors to show how executive pay has been affected by performance. While grant date pay in the Summary Compensation Table shows the intent of the pay decisions of the Compensation Committee, it does not necessarily reflect the final payouts of performance-based awards or changes in value due to gains or losses in the company's stock price.

Based on the ISS' 2012-2013 Policy Survey, measures of pay that reflect the company's performance — both standardized calculations and measures of such pay provided by the company — are favored by both issuers and investors as potentially appropriate for consideration in a pay-for-performance evaluation.

Realizable pay is being added to the research report for large capitalization companies. Realizable pay will consist of the sum of relevant cash and equity-based grants and awards made during a specified performance period being measured, based on equity award values for actual earned awards, or target values for ongoing awards, calculated using the stock price at the end of the performance measurement period. Stock options or stock appreciation rights (SARs) will be re-valued using the remaining term and updated assumptions, as of the performance period, using the Black-Scholes Option Pricing model. The realizable pay consideration may mitigate or exacerbate the CEO's pay for performance concerns.

Overall, the revisions take into account feedback from both investors and issuers based on ISS' 2012-2013 Policy Survey and in-person and telephonic roundtable discussions.

Board Response to Majority Supported Proposals

The marketplace has been evolving in the matter of board responsiveness to majority-supported shareholder proposals, both in terms of institutional investors’ expectations, and in terms of the actual responsiveness by issuers. ISS’ 2012-2013 Policy Survey results show that 86 percent of the institutional investor respondents expect that the board should implement a shareholder proposal that receives support from a majority of shares cast in the previous year. Almost half (47 percent) of issuer respondents agreed with that view as well. Issuers have been increasingly responding to shareholder proposals that received only one year of a majority of votes cast: in 2010, 37 percent of the proposals that received only one year of a majority of votes cast in 2009 were implemented (an additional 18 percent received a partial response); in 2012 thus far, 50 percent have been implemented (an additional 6 percent have been partially implemented).

Under the current policy, ISS recommends a vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if the board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding in the last year, or a majority of shares cast in the last year and one of the two previous years.

Specifically, the key changes are as follows:

● Include the flexibility to recommend against members of the board as deemed appropriate, not necessarily the full board; and

● Include more guidance on the case-by-case examination of the sufficiency of a company’s action in response to a majority-supported shareholder proposal.

In addition, a majority of shares cast at a single meeting will become the trigger to evaluate a company’s response to majority-supported shareholder proposals commencing with shareholder proposals appearing on companies' ballots in 2013.

As a result, under this transition rule, the new policy is as follows:

For meetings in 2013, ISS will recommend a vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

● the board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

● the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years.

For meetings in 2014 and thereafter, ISS will recommend a vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

● the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year.

In response to comments received during ISS’ 2012 comment period, ISS notes that the application of this policy will be determined on a case-by-case basis. Responding to the shareholder proposal will generally mean either full implementation of the proposal; or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

● The subject matter of the proposal;

● The level of support and opposition provided to the resolution in past meetings;

● Disclosed outreach efforts by the board to shareholders in the wake of the vote;

● Actions taken by the board in response to its engagement with shareholders;

● The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

● Other factors as appropriate.

ISS will release a revised FAQ document in December 2012 that provides additional guidance related to this new policy.

Pledging

Pledging of company stock at any amount as collateral for a loan is not a responsible use of equity. Pledging of company stock as collateral for a loan may have detrimental impact on shareholders if the officer is forced to sell company stock, for example, to meet a margin call. The forced sale of significant company stock may negatively impact the company's stock price, and may also violate company insider trading policies. In addition, pledging of shares may be utilized as part of hedging or monetization strategies that would potentially immunize an executive against economic exposure to the company's stock, even while maintaining voting rights.

ISS’ 2012-2013 Policy Survey found that 49 percent and 45 percent of institutional and issuer respondents, respectively, indicated that any pledging of shares by executives or directors is significantly problematic. Only 13 percent and 20 percent of institutional investors and issuers, respectively, responded that pledging is not a concern for them. Therefore, both investors and issuers view pledging of company shares as a problematic practice.

ISS' proposed draft policy on the practice of pledging company stock as a problematic pay practice under ISS' say-on-pay evaluation was met with issuer criticism that the draft policy imposes a “one size fits all” approach. Furthermore, based on discussions with several institutional investors on the practice of pledging as a problematic practice, it was indicated that a potential negative vote recommendation should be directed toward the election of directors rather than to a company’s say-on-pay proposal. ISS agrees that the practice of significant pledging (as determined to be problematic) may be considered a failure in risk oversight and thus falls under the board’s oversight role.

Acknowledging the comments received during ISS’ 2012 comment period, ISS will be taking a case-by-case approach in determining whether pledging rises to a level of serious concern for shareholders. Also in response to comments, ISS is including significant pledging of company stock as a failure of risk oversight and thus considered a governance failure whereby directors should be held accountable (rather than communicating concern through a say-on-pay recommendation). In determining vote recommendations for the election of directors at companies who currently have executives or directors pledged company stock, the following factors will be considered:

● Presence in the company's proxy statement of an antipledging policy that prohibits future pledging activity;

● Magnitude of aggregate pledged shares in terms of total common shares outstanding or market value or trading volume;

● Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

● Disclosure in the proxy statement that stock ownership and holding requirements do not include pledged company stock; and

● Any other relevant factors.

Hedging, on the other hand, is a strategy to offset or reduce the risk of price fluctuations for an asset or equity. Stock-based compensation or open market purchases of company stock are intended to align executives' or directors' interests with shareholders. Therefore, hedging of company stock through covered call, collar, or other derivative transactions severs the ultimate alignment with shareholders' interests. Any amount hedged will be considered a problematic practice warranting a negative voting recommendation on the election of directors.

Canada Policy Updates

Pay-For-Performance Evaluation

The current ISS P4P policy is a combination of quantitative and qualitative factors, whereby decision making is largely on a case-by-case basis. However, market perception is often focused on the initial quantitative screen, that is, whether the company underperformed its four-digit GICS group for the prior one- and three-fiscal periods, and CEO compensation increased over the last fiscal year. Issuers and institutional investors have expressed their concern that this "test" is inadequate and potentially misleading. In addition, there has also been concern that the current screening process does not address companies that deliver high pay and pay opportunities in contrast to mediocre performance that marginally exceeds the peer group median. Institutional investors have also indicated that pay-for-performance is the critical factor in determining their votes on management say-on-pay (MSOP) proposals.

The key change is to utilize a new methodology to measure potential long-term pay-for-performance alignment based on the following factors:

Quantitative

Relative:

1. The Relative Degree of Alignment (RDA) is the difference between the company's TSR rank and the CEO's total pay rank within a peer group1

2. Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and , measured over a one-year and three-year period;

Absolute:

3. The CEO pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or as long a period as company disclosure permits);

The new methodology generated P4P screen will replace the current P4P screen (TSR below the GICS group median for both one- and three-year periods).

Qualitative

Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors. These may include the ratio of performance- to time-based equity awards; the overall ratio of performance-based compensation; the completeness of disclosure and rigor of performance goals; actual results of other financial metrics, special circumstances related to a new CEO in the prior FY; and any other factors deemed relevant.

ISS' 2012-2013 Policy Survey found that size matters in selection of a peer group, when evaluating the alignment between pay and performance in the U.S. market, but also relevant to Canada. Furthermore, institutional investor feedback has further highlighted a need for change in specific aspects of the current ISS policy approach, including: reliance solely on 4-digit GICS peers to evaluate performance (since it is broad and contains companies of varying revenues and market caps) and reliance on a one-year pay change, which emphasizes a short-term trend. The updated P4P evaluation addresses these concerns, while continuing to focus on the CEO's annual pay (including earned pay and incentive grants), since the CEO's compensation "sets the pay pace" at most companies and is directly approved by the compensation committee, which is accountable to shareholders.

Further, granted pay most directly reflects compensation committee decisions about appropriate executive compensation – i.e., the pay that the committee intended to deliver. While prospective incentive grants generally represent pay opportunities that may not be earned or may decline in value in the wake of poor company performance, ISS recognizes that equity-based pay is also highly sensitive to general market trends and may (or may not) deliver significant value regardless of the company's or executive's performance. Investors expect compensation committees to ensure that compensation (including incentive award metrics and goals) follows a pay-for-performance approach. If granted pay is misaligned with actual performance over time, investors want assurance that it is rigorously linked to specific performance improvement.

ISS' view with respect to measuring company performance, particularly supported by client feedback from 2011 roundtable discussions, is that investors ultimately benefit only from the returns on their ownership stake; thus, over time, TSR remains the key performance metric for shareholders. However, ISS' 2012-2013 Policy Survey indicates that a majority (52 percent) of investor respondents would "very likely" consider other metrics in addition to TSR in the U.S. market, but also relevant to Canada. The new methodology continues to evaluate performance on the basis of total shareholder return, while trends in other performance metrics (both absolute and relative) may be considered on a case-by-case basis.

Vote results from 2012 proxy season provide support for ISS’ new methodology; although no companies received less than majority support for their MSOP proposals, the companies triggered in the initial testing of the proposed methodology received lower support than the median support for an MSOP proposal in the 2012 proxy season. In Canada, MSOP is not mandatory, and as of Sept. 1, 2012, a total of 106 companies have voluntarily adopted say-on-pay.

European Policy Updates

Voto Di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). The Italian implementation of the European Shareholder Rights Directive (SRD) (effective since Nov. 1, 2010) requires that lists of nominees for director and internal auditor elections be published at least 21 days ahead of the meeting (previously 10 days). At the moment, Italian law excludes local banks from the application of the SRD. Currently, there are seven listed local banks in Italy, out of about 270 listed companies.

The new policy acknowledges this disclosure improvement and clarifies that ISS will no longer need to apply an initial negative vote recommendation against director elections, followed by an alert, for companies that fall under the SRD, since disclosure now generally occurs well ahead of custodial voting cutoffs. In addition, the updated policy clarifies ISS' approach in those cases when, for whatever reason, lists of nominees are not disclosed in sufficient time.

Under the current policy, before the lists of director nominees are disclosed, ISS will recommend a vote AGAINST the director elections at such companies. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular slate.

Specifically, the key changes are:

● The publication date for lists would be changed from 10 days before the meeting to 21 days before the meeting for companies that fall under the authority of the SRD; and

● For those companies to which the SRD does not apply (i.e. seven Italian local banks), ISS would continue to issue an initial negative voting recommendation for director elections, followed by a subsequent alert, due to lack of available information at the time the ISS report is published.

Under the new policy, since shareholders only have the option to support one list, where lists are published in sufficient time, ISS will recommend a vote on a CASE-BY-CASE basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on ISS European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, ISS will recommend a vote AGAINST the director elections before the lists of director nominees are disclosed.

Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

International Policy Updates

Overboarding and Board Tenure (Hong Kong and Singapore)

Overboarding

In the absence of local laws or best practice code provisions that limit the number of board seats an individual may hold, multiple directorships are currently not considered by ISS when making a director-related vote recommendation in Hong Kong or Singapore. While the average number of board seats held by a director is only 2.2 in Hong Kong and 2.5 in Singapore, a small number of directors in these markets sit on eight or more public company boards; and one director in Hong Kong sits on 16 boards.

With the increasing demands of board and committee service at public companies around the world, investors generally believe that limiting the number of board seats an individual holds is a sensible way to ensure that directors have the time and energy to serve effectively on each board. Some academic studies have confirmed that "busy" directors correlate with lower shareholder returns, while other studies that showed a benefit from adding busy directors to a board – purportedly due to those directors' expertise and network of personal connections – defined "busy" as sitting on three or more boards; well below the threshold for considering a director to be "overboarded" under ISS policies for the U.S., Europe, and Australia.

Under the new policy, which reflects investors' negative sentiment toward overboarded directors, ISS recommends against a director’s election where that director sits on a total of more than six public company boards. This policy for Hong Kong and Singapore would more closely align with policies for other developed markets such as the U.S., Europe, and Australia. For 2013, ISS will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six.

Board Tenure

Many investors believe that long tenure on a board can, in some circumstances, lead to a sense of identification with the company and the interests of its management team which can damage a director's independence, even in the absence of a formal transactional or professional relationship between the director and the company. Listing rules in both Hong Kong and Singapore have recently been amended to provide that where a director designated as independent has served on the board for more than nine years, the company should provide the reasons why the board considers such director to still be independent – in effect, creating a rebuttable presumption that independence will be affected by long tenure.

The new policy would classify an "independent non-executive director" as non-independent if such director has served on the board for more than nine years, where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence. According to ISS’ 2012-2013 Policy Survey, a majority (55 percent) of investor respondents indicated that in situations where the company provides the reasons why the board considers such director to still be independent, a case-by-case analysis is warranted. ISS plans to evaluate the quality of the disclosure and the reason(s) provided by the company to determine whether a designation of "independent" continues to be appropriate.

Global Policy Update

Director Nominee Disclosure

Although most markets provide timely disclosure on the names of director nominees, lack of nominee disclosure remains market practice in several countries, which significantly disenfranchises shareholders voting by proxy. In certain markets, global disclosure practices have noticeably evolved in recent years: in Brazil, the largest market in Latin America, detailed disclosure is now mandatory; and in Europe, the introduction of the EU Shareholder Rights Directive has improved nominee disclosure practices among member states.

According to ISS’ 2012-2013 policy survey, more than 76 percent of institutional investors indicated that they would vote against the election of directors at all companies in Latin America, Eastern Europe, and the Middle East/North Africa for failure to disclose nominee names.

ISS is modifying its policies on director nominee disclosure to recommend against the election of directors at all companies if nominee names are not disclosed in a timely manner prior to the meeting. There are two temporary exceptions to this policy:

● Local legislation in Poland allows shareholders to nominate directors up until the date of the general meeting, which has been used to waive the application of the current policy in Poland in the past. However, given the significant improvement in nominee disclosure practices in the EU Member States after the introduction of the EU Shareholder Rights Directive, this lack of disclosure, albeit allowed under local law, shall no longer be acceptable to ISS. Following a one-year grace period during which ISS would include cautionary language in its research reports, the new policy will be fully implemented in Poland in 2014.

● Due to legislative changes published at the end of 2011 in Turkey, companies must now provide the names of independent director candidates prior to their general assemblies. However, most Turkish companies do not provide the names of the remaining (non-independent) candidates. ISS will continue to recommend that shareholders vote against director election proposals at main-index Turkish companies that fail to disclose the names of all board nominees. For non-index Turkish companies, following a one-year grace period during which ISS would include cautionary language in its research reports, the new policy will be fully implemented in 2014.

The updated policy will be better aligned with global best practices and the growing expectations of institutional investors. Furthermore, the proposed one-year grace period would allow non-Index Turkish companies sufficient time to adapt to recent regulatory changes; it would also communicate the upcoming policy change to companies in Poland, where ISS’ current policy does not differentiate between index and non-index issuers.

OUTREACH IN 2012

Policy Survey

In July, ISS launched the 2012-2013 policy outreach process with our annual policy survey in order to gain a better understanding of the breadth of financial market viewpoints on a range of topics including boards of directors, shareholder rights, and executive compensation. The survey was open to all issuer and investor communities. ISS received responses from 97 institutional investors and 273 corporate issuers.

Policy Roundtables/Client Feedback

ISS also held various policy roundtables/group discussions on topics that pertain to the U.S., Canadian, and European markets.

For the U.S. market, ISS held four in-person executive compensation roundtable discussions in July and August with investors, issuers, and compensation consultants covering a recap of the 2012 proxy season; pay-for-performance (grant date pay vs. realized/realizable pay); peer groups; non-binding votes on golden parachutes; and say-on-pay frequency for smaller reporting companies.

In September 2012, ISS also held two telephonic roundtable discussions with issuers and investors. One roundtable was on board issues covering: director qualifications and nominating process (for U.S. market); board responsiveness on shareholder proposals that receive one-year majority support of votes cast (for U.S. market); and majority voting (for Canadian market). The other one was on U.S. executive compensation covering: peer group methodology; realized/realizable definition; say on golden parachutes; and pledging of company stock.

Also in September 2012, ISS held three in-person roundtable discussions on European policies with investors on various topics including, but not limited to, approaches to pay; board diversity; related-party transactions; the board's director selection process; and director overboarding.

In addition, ISS held numerous one-on-one and other engagements with clients and issuers in the U.S. and one-on-one engagements with clients in Canada, Europe, and Asia, throughout the year.

Comment Period

On October 16, ISS invited institutional investors, corporate issuers, and industry constituents to comment on ISS' draft 2013 proxy voting policies.

The comment period, which ran through November 9, produced feedback on eight proposed updates to ISS' global proxy voting policy guidelines. The draft policies on U.S. topics included board responsiveness to majority-supported shareholder proposals, management say-on-pay proposals, say on golden parachute proposals, and proposals calling for the use of environmental and social metrics in executive compensation programs. The key draft policy topic for Canada was pay for performance. In other markets, draft policy topics included director overboarding and board tenure in Hong Kong and Singapore and board nominee disclosure for global markets. ISS received a total of 63 comments (six from investors, 33 from the corporate community, and 24 advisers/consultants or other organizations).

Summary of Comments

With respect to management say-on-pay proposals in the U.S. market, while most issuers who commented view the proposed peer group selection and realized pay methodologies as improvements, concerns included challenges with identifying peers for larger capitalized companies (holding companies); the use of GICS industry classification; the use of total shareholder returns as a single benchmark; the absence of consensus on what constitutes realizable pay; and mixed views on the use of such realizable pay. Investor respondents did not express significant opposition to ISS' proposed approach to peer group selection, but, as was the case with issuer respondants, there was no consensus on how realizable pay should be defined.

ISS' proposed policy on the practice of pledging company stock was a significant concern to almost all issuers or issuer-related organizations that submitted comments. A common criticism was that the draft policy imposes a “one size fits all” approach in an area not amenable to such an approach and has the potential to indiscriminately penalize the investment decisions of directors and officers. Several issuers suggested that ISS should consider the total amount of stock pledged relative to both the company’s total market value and an executive’s overall stock holdings, including short and longer term restricted stock and option vesting and ultimately apply a case-by-case approach.

With respect to ISS' draft policy on say on golden parachute proposals to include existing change-in-control arrangements maintained with named executive officers rather than focusing solely on new or extended arrangements, issuers' comments were generally neutral; however, compensation consultants indicated a concern that companies would not be in a position to amend their legacy contractual obligations with executives. ISS notes that the proposed policy continues to be a case-by-case evaluation. Additionally, many companies have amended legacy agreements to eliminate problematic practices in light of shareholder concerns and upon engagement with their investors in many instances.

Comments related to the proposed pay-for-performance methodology for Canada came mostly from issuers or consultants who expressed concerns with ISS' peer selection criteria; the use of realizable pay in the determination of pay and performance alignment; and the use of total shareholder return as the sole metric in the quantitative analysis.

In anticipation of certain challenges involved in selecting relevant peers in the Canadian market, ISS Canada has expanded its peer criteria to ensure that each issuer has relevant and sufficient peer groupings. The quantitative pay for performance evaluation is a screening tool for identifying companies with potential pay for performance misalignments. The ensuing qualitative analysis may take into consideration other factors such as: additional financial metrics, a detailed review of compensation components, rationale on board decisions and methodologies, a comparison of company selected peers, and an assessment of realized vs. granted compensation, in addition to any other factors deemed relevant.

With respect to ISS' proposed policy on board responsiveness in the U.S. market (to hold directors accountable for failure to respond to a shareholder proposal that receives support from a majority of votes cast but not outstanding), while issuers or issuer-related organizations indicated that a case-by-case approach is more appropriate or that a transition period should be provided for the policy to take effect, most investors who commented did not dispute ISS' proposed policy approach.

With respect to proposals calling for the use of environmental and social metrics in executive compensation programs, four comments were received from investors, who indicated general support for modifying ISS' proposed position from a "Generally vote AGAINST" to "Vote Case-By-Case." Given the small number of comments received on these draft policies, ISS notes that they may not be an accurate representation of the viewpoints of the broader shareholder community.

On ISS' proposed policies regarding board nominee disclosure applied to global markets, director overboarding (setting a six board limit), and director tenure (as it impacts director independence) in Hong Kong and Singapore, fewer than five total comments on each proposed policy were received. Of the limited number of comments, investors indicated general support for the idea of voting against director nominees at all companies in all markets if nominee names are not disclosed in a timely manner prior to the company's shareholder meeting. With respect to board tenure, two investors indicated that director tenure is not necessarily correlated with director independence. Given the small number of comments received on these draft policies, ISS notes that they may not be an accurate representation of the viewpoints of the broader shareholder community.

POLICY FORMULATION PROCESS

The policy review and update process begins with an internal review of emerging issues and notable trends across global markets.

Based on data gathered throughout the year (particularly from client and issuer feedback), ISS forms policy committees by governance topics and markets. As part of this process, the policy team examines academic literature, other empirical research, and relevant commentary. ISS also conducts surveys, convenes roundtable discussions, and posts draft policies for review and comment. Based on this broad input, ISS' Global Policy Board reviews and approves final drafts and policy updates for the following proxy year. Annual updated policies are announced in November and apply to meetings held on and after February 1 of the following year.

Also, as part of the process, ISS collaborates with clients with customized approaches to proxy voting. ISS helps these clients develop and implement policies based on their organizations' specific mandates and requirements. In addition to the ISS regional benchmark (standard research) policies, ISS' research analysts apply more than 400 specific policies, including specialty policies for Socially Responsible Investors, Taft-Hartley funds and managers, and Public Employee Pension Funds, as well as hundreds of fully customized policies that reflect clients' unique corporate governance philosophies. The vote recommendations issued under these policies often differ from those issued under the ISS benchmark policies. ISS estimates that the majority of shares that are voted by ISS' clients fall under ISS' custom or specialty recommendations.

Key Strengths of ISS ' Policy Formulation Process

Greater Transparency: ISS promotes openness and transparency in the formulation of its proxy voting policies and the application of these policies in all global markets. A description of the policy formulation and application process, including specific guidelines and Frequently Asked Questions, appear on our website under the Policy Gateway section.

Robust Engagement Process with Industry Participants: Listening to diverse viewpoints is critical to an effective policy formulation and application process. ISS ' analysts routinely interact with company representatives, institutional investors, shareholder proposal proponents, and other parties to gain deeper insight into critical issues. This ongoing dialogue enriches our analysis and informs our recommendations to clients.

Global Expertise: ISS ' policy formulation process is rooted in global expertise. ISS ' network of global offices provides access to regional and local market experts for North America, Europe, the Pan-Pacific area, and various emerging markets.

DISCLOSURE/DISCLAIMER

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APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Funds utilize ratings provided by the following rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The four highest Standard & Poor’s ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor’s ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. Obligations rated B are deemed to be highly speculative. For issuers and performing obligations, B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of RR1 (outstanding). Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of RR2 (superior), or RR3 (good) or RR4 (average). Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of RR4 (average) or RR5 (below average). Obligations rated C indicate, for issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of RR6 (poor). Obligations rated RD indicate an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. Obligations rated D indicate an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (a) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (b) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (c) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation. Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Standard & Poor’s and Fitch Ratings apply indicators (such as “+” and “-”) to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2 or P-3, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.

Standard & Poor’s short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days—including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings’ short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

Ratings of Municipal Obligations - Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels - MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

AMERICAN BEACON FUNDS

PART C. OTHER INFORMATION

Item 28.		Exhibits
(a)		Amended and Restated Declaration of Trust, dated July 31, 2012 – (lii)

(b)		Bylaws – (i)

(c)
Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(d)	(1)(A)
Management Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, American Beacon Master Trust and American Beacon Advisors, Inc., dated September 12, 2008 – (xx)

	(1)(B)	Amended and Restated Schedule A to Management Agreement, dated May 29, 2012 - (li)

	(2)(A)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated September 12, 2008 – (xxxix)

	(2)(A)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated July 1, 2012 – (lii)

	(2)(B)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated September 12, 2008 – (xxxix)

	(2)(C)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated June 24, 2011 – (xlii)

	(2)(C)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated July 1, 2012- (lii)

	(2)(D)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Calamos Advisors LLC, dated September 12, 2008 – (xxxix)

	(2)(D)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Calamos Advisors LLC, dated July 1, 2012 – (lii)

	(2)(E)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Causeway Capital Management LLC, dated September 12, 2008 – (xxxix)

(2)(F)(i)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Dreman Value Management LLC, dated January 19, 2011 – (xxxix)

(2)(F)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Dreman Value Management LLC, dated July 1, 2012 – (lii)

(2)(G)(i)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Franklin Advisers, Inc., dated January 13, 2011 – (xxxix)

(2)(G)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Franklin Advisers, Inc. dated July 1, 2012 – (lii)

(2)(H)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Hotchkis and Wiley Capital Management, LLC, dated September 12, 2008 – (xlii)

(2)(H)(ii)	Amended Schedule A to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Hotchkis and Wiley Capital Management, LLC, dated March 17, 2011 – (xlii)

(2)(H)(iii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Hotchkis and Wiley Capital Management, LLC, dated July 1, 2012 – (lii)

(2)(I)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Lazard Asset Management LLC, dated September 12, 2008 – (xxxix)

(2)(J)(i)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Logan Circle Partners, L.P., dated January 14, 2011 – (xxxix)

(2)(J)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Logan Circle Partners, L.P., dated July 1, 2012 – (lii)

(2)(K)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Morgan Stanley Investment Management, Inc., dated September 12, 2008 – (xxxix)

(2)(K)(ii)	Amendment to Investment Advisory Agreement between American Beacon Advisors, Inc. and Morgan Stanley Investment Management, Inc., dated January 1, 2009 – (xxxix)

(2)(L)	Investment Advisory Agreement between American Beacon Advisors, Inc. and NISA Investment Advisors, L.L.C., dated September 12, 2008 – (xxxix)

(2)(M)(i)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Opus Capital Group, LLC, dated January 14, 2011 – (xxxix)

(2)(M)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Opus Capital Group, LLC, dated July 1, 2012 – (lii)

(2)(N)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated September 12, 2008 – (xxxix)

(2)(N)(ii)	Amendment to Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated April 1, 2009 – (xxxix)

(2)(N)(iii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated July 1, 2012 – (lii)

(2)(O)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Templeton Investment Counsel, LLC, dated September 12, 2008 – (xxxix)

(2)(P)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and The Boston Company Asset Management, LLC, dated September 12, 2008 – (xxxix)

(2)(P)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and The Boston Company Asset Management, LLC, dated July 1, 2012 – (lii)

(2)(Q)	Amended and Restated Investment Advisory Agreement between American Beacon Advisors, Inc. and Standish Mellon Asset Management Company LLC dated January 20, 2011 – (xxxix)

(2)(R)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Zebra Capital Management, LLC dated May 25, 2010 – (xxxix)

(2)(R)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Zebra Capital Management, LLC, dated July 1, 2012 – (lii)

(2)(R)(iii)	Amended and Restated Schedule A to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Zebra Capital Management, LLC, dated January 1, 2013 – (liii)

(2)(S)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Strategic Income Management, LLC – (xxxvii)

(2)(S)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Strategic Income Management, LLC, dated July 1, 2012 – (lii)

(2)(T)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Dean Capital Management, LLC (xliii)

(2)(T)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Dean Capital Management, LLC, dated July 1, 2012 – (lii)

(2)(U)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Fox Asset Management, LLC (xliii)

(2)(U)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Fox Asset Management, LLC, dated July 1, 2012 – (lii)

(2)(V)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Signia Capital Management, LLC (xliii)

(2)(V)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Signia Capital Management, LLC, dated July 1, 2012 – (lii)

(2)(W)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandes Investment Partners, L.P. dated January 20, 2011 – (xxxix)

(2)(X)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Massachusetts Financial Services Company – (xxxv)

(2)(X)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Massachusetts Financial Services Company, dated July 1, 2012 – (lii)

(2)(Y)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and GAM International Management Limited, dated June 27, 2011 - (xlii)

(2)(Y)(ii)	Amended and Restated Schedule A to the Investment Advisory Agreement between American Beacon Advisors, Inc. and GAM International Management Limited, dated August 10, 2011 – (xliv)

(2)(Y)(iii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and GAM International Management Limited, dated July 1, 2012 – (lii)

(2)(Z)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Pacific Investment Management Company LLC, dated June 24, 2011 – (xlii)

(2)(Z)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Pacific Investment Management Company LLC, dated July 1, 2012 – (lii)

(2)(AA)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Lee Munder Capital Group, LLC, dated June 13, 2011 – (xlii)

(2)(AA)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors and Lee Munder Capital Group, LLC, dated July 1, 2012 – (lii)

(2)(BB)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Stephens Investment Management Group, LLC, dated November 21, 2011 (xlvi)

	(2)(BB)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Stephens Investment Management Group, LLC, dated July 1, 2012 – (lii)

	(2)(CC)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Bridgeway Capital Management, Inc., dated November 17, 2011 – (xlv)

	(2)(CC)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Bridgeway Capital Management, Inc., dated July 1, 2012 – (lii)

	(2)(DD)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and Holland Capital Management LLC, dated January 6, 2012 – (xlix)

	(2)(DD)(ii)	Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Holland Capital Management LLC, dated July 1, 2012 – (lii)

	(2)(DD)(iii)	Second Amendment to the Investment Advisory Agreement between American Beacon Advisors, Inc. and Holland Capital Management LLC, dated October 9, 2012 – (liii)

	(2)(EE)(i)	Investment Advisory Agreement between American Beacon Advisors, Inc. and PENN Capital Management Company, Inc., dated September 13, 2011 (xlvi)

	(2)(EE)(ii)	Investment Advisory Agreement between American Beacon Advisors, Inc. and PENN Capital Management Company, Inc., dated July 1, 2012 – (lii)

	(2)(FF)	Investment Advisory Agreement between American Beacon Advisors, Inc. and The London Company of Virginia, LLC, dated May 21, 2012 – (li)

(e)	(1)	Form of Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds and Foreside Fund Services, LLC, dated March 31, 2009 – (xxx)

	(2)	Amended and Restated Appendix A the to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Foreside Fund Services, LLC, dated February 1, 2012 – (xlv)

(f)		Bonus, profit sharing or pension plans – (none)

(g)	(1)	Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997 – (ii)

	(2)	Amended and Restated Schedule D to the Custodian Agreement, dated December 20, 2012 – (liii)

(h)	(1)(A)	Transfer Agency Policy and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998 – (ii)

(1)(B)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated July 24, 2002 – (viii)

(1)(C)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002 – (ix)

(1)(D)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004 – (xviii)

(1)(E)	Amended and Restated Schedule A to the Transfer Agency and Service Agreement, dated March 22, 2012 – (li)

(1)(F)	Securities Lending Agency Agreement between the American Beacon Funds and Brown Brothers Harriman & Co., dated March 15, 2008 – (xxxvi)

(2)(A)	First Amendment to the Securities Lending Agency Agreement, dated May 2, 2008 – (xxxvi)

(2)(B)	Second Amendment to the Securities Lending Agency Agreement, dated May 20, 2009 – (xxxvi)

(2)(C)	Third Amendment to the Securities Lending Agency Agreement, dated November 3, 2009 – (xxxvi)

(3)	Restated and Amended Administration Agreement among American Beacon Funds, the American Beacon Select Funds, and American Beacon Advisors, Inc., dated May 10, 2012 – (li)

(4)(A)
Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company, dated November 29, 1999 – (iii)

(4)(B)
Amendment to Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company to add Mid-Cap Value Fund and Emerging Markets Fund, dated June 30, 2004 – (xiii)

(4)(C)
Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 1, 2005 – (xxxvi)

(4)(D)
Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated December 7, 2010 – (xxxvi)

(4)(E)
Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 6, 2012 – (xlv)

(4)(F)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated May 29, 2012 – (li)

(4)(G)
Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company dated January 1, 2013 – (liii)

(5)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009 – (xxiii)

(6)	Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003 – (x)

(7)(A)	Service Plan Agreement for the American Beacon Funds Retirement Class, dated April 30, 2009 – (xxii)

(7)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Retirement Class, dated December 15, 2010 – (xxxvi)

(8)(A)	Service Plan Agreement for the American Beacon Funds Y Class, dated July 24, 2009 – (xxiii)

(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Y Class, dated May 29, 2012 – (li)

(9)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010 – (xxvii)

(9)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, dated May 29, 2012 – (li)

(10)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010 – (xxxi)

(10)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, dated May 29, 2012 – (li)

(11)	Master-Feeder Participation Agreement among Small Cap Index Fund, International Equity Index Fund, Quantitative Master Series Trust, and Princeton Funds Distributor, Inc., dated June 30, 2000 – (iv)

(12)	Master-Feeder Participation Agreement among S&P 500 Index Fund, Equity 500 Index Portfolio and SSgA Funds Management, Inc., dated May 1, 2001 – (vii)

(13)	Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008 – (xix)

(14)(i)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated November 8, 2011 – (xliv)

(14)(ii)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated January 27, 2012 – (xlv)

	(14)(iii)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated January 31, 2012 – (xlvii)

	(14)(iv)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated February 23, 2012 – (l)

	(14)(v)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon London Company Income Equity Fund, dated May 14, 2012 – (li)

	(14)(vi)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated January 31, 2013 – (liv)

	(14)(vii)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated March 8, 2013 – (filed herewith)

(i)		Opinion and consent of counsel – (filed herewith)

(j)		Consent of Independent Registered Public Accounting Firm – (filed herewith)

(k)		Financial statements omitted from prospectus – (none)

(l)		Letter of investment intent – (i)

(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class) – (x)

	(2)	Distribution Plan pursuant to Rule 12b-1 for the Retirement Class – (xxiii)

	(3)(A)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the Retirement Class, dated December 15, 2010 – (xxxvi)

	(3)(B)	Distribution Plan pursuant to Rule 12b-1 for the A Class – (xxx)

	(4)(A)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, date May 29, 2012 – (li)

	(4)(B)	Distribution Plan pursuant to Rule 12b-1 for the C Class – (xxxi)

	(5)(A)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, dated May 29, 2012 – (li)

(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated March 9, 2011 – (xl)

(p)	(1)	Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, and American Beacon Select Funds, dated March 8, 2012 – (xlviii)

	(2)	Code of Ethics of State Street Master Funds, dated April 1, 2012 – (l)

	(3)	Code of Ethics of Quantitative Master Series LLC, dated April 27, 2011 – (l)

	(4)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2010 – (xxxviii)

(5)	Code of Ethics of Brandywine Global Investment Management, LLC, dated January 2011 – (xl)

(6)	Code of Ethics and Insider Trading Policy of Calamos Advisors LLC, dated March 17, 2009 – (xxxvi)

(7)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005 and revised August 10, 2010– (xxxvi)

(8)	Code of Ethics and Insider Trading Policy of Dreman Value Management LLC, February 24, 2010 – (xxxvi)

(9)	Code of Ethics and Policy Statement on Insider Trading of Franklin Advisers, Inc., revised April 2012– (liv)

(10)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated August 2009 – (xxxvi)

(11)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated January 2012 – (lii)

(12)	Code of Ethics and Personal Trading Guidelines of Morgan Stanley Investment Management Inc., effective September 17, 2010 – (xxxvi)

(13)	Code of Ethics and Standard of Professional Conduct of NISA Investment Advisors, L.L.C., revised February 2012 – (liv)

(14)	Code of Business Conduct and Ethics of Opus Capital Group, LLC, dated January 7, 2005 and revised March 31, 2010 – (xxxvi)

(15)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised January 2009 – (xxi)

(16)	Code of Ethics and Policy Statement on Insider Trading of Templeton Investments Counsel, LLC, dated May 2010 – (xxxvi)

(17)
Code of Conduct and Personal Securities Trading Policy of The Bank of New York Mellon, parent company of The Boston Company Asset Management, LLC and Standish Mellon Asset Management LLC, dated March 2012 – (liv)

(18)	Code of Ethics of Zebra Capital Management, LLC, dated November 2011 – (xlviii)

(19)	Code of Ethics for Strategic Income Management, LLC – (xxxiii)

(20)	Code of Ethics for Dean Capital Management, LLC, dated November 2011 – (xlviii)

(21)	Code of Ethics for Fox Asset Management, LLC – (xxxiv)

(22)	Code of Ethics for Signia Capital Management, LLC – (xlviii)

(23)	Code of Ethics of Massachusetts Financial Services Co., dated March 27, 2012 – (liv)

(24)	Code of Ethics of Brandes Investment Partners, L.P., dated August 15, 2010 – (xlii)

(25)	Code of Ethics of Fortress Investment Group LLC (on behalf of Logan Circle Partners, L.P.), dated January 2012 – (xlviii)

(26)	Code of Ethics of GAM International Management Limited – (xli)

(27)	Code of Ethics of Pacific Investment Management Company LLC (PIMCO), dated May 2009 (xl)

(28)	Code of Ethics for Lee Munder Capital Group, LLC, dated March 2011 (xlii)

(29)	Code of Ethics for Stephens Investment Management Group, LLC, dated April 2012 (liv)

(30)	Code of Ethics for Bridgeway Capital Management, Inc., dated June 23, 2011 – (xlv)

(31)	Code of Ethics for Holland Capital Management LLC, dated June 2012 (liv)

(32)	Code of Ethics for PENN Capital Management Company, Inc., dated February 21, 2012 (xlvi)

(33)	Code of Ethics for The London Company of Virginia, LLC, date April 2, 2012 - (li)

Other Exhibits:

Powers of Attorney for Trustees of American Beacon Funds and the American Beacon Select Funds, dated August 9, 2012 – (filed herewith)
Powers of Attorney for Trustees of the State Street Master Funds, dated April 26, 2012 – (l)
Powers of Attorney for Trustees of the Quantitative Master Series LLC, dated September 22, 2011 – (l)
_________________________
(i)
Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 18, 1997. (File Nos. 811-04984 and 033-11387)

(ii)
Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 1998.  (File Nos. 811-04984 and 033-11387)

(iii)
Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 21, 1999.  (File Nos. 811-04984 and 033-11387)

(iv)
Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 7, 2000.  (File Nos. 811-04984 and 033-11387)

(v)
Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 29, 2000.  (File Nos. 811-04984 and 033-11387)

(vi)
Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2001.  (File Nos. 811-04984 and 033-11387)

(vii)
Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2002.  (File Nos. 811-04984 and 033-11387)

(viii)
Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 1, 2002.  (File Nos. 811-04984 and 033-11387)

(ix)
Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2003.  (File Nos. 811-04984 and 033-11387)

(x)
Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 2003.  (File Nos. 811-04984 and 033-11387)

(xi)
Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 1, 2003.  (File Nos. 811-04984 and 033-11387)

(xii)
Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2004.  (File Nos. 811-04984 and 033-11387)

(xiii)
Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 30, 2004.  (File Nos. 811-04984 and 033-11387)

(xiv)
Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 15, 2004.  (File Nos. 811-04984 and 033-11387)

(xv)
Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2005.  (File Nos. 811-04984 and 033-11387)

(xvi)
Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 30, 2005.  (File Nos. 811-04984 and 033-11387)

(xvii)
Incorporated by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 31, 2006.  (File Nos. 811-04984 and 033-11387)

(xviii)
Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2007.  (File Nos. 811-04984 and 033-11387)

(xix)
Incorporated by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 29, 2008.  (File Nos. 811-04984 and 033-11387)

(xx)
Incorporated by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 31, 2008.  (File Nos. 811-04984 and 033-11387)

(xxi)
Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2009.  (File Nos. 811-04984 and 033-11387)

(xxii)
Incorporated by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 2009.  (File Nos. 811-04984 and 033-11387)

(xxiii)
Incorporated by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 3, 2009.  (File Nos. 811-04984 and 033-11387)

(xxiv)
Incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A of CNL Funds filed with the Securities and Exchange Commission on October 18, 2007 (File Nos. 333-140838 and 811-22017)

(xxv)
Incorporated by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 22, 2009.  (File Nos. 811-04984 and 033-11387)

(xxvi)
Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2010.  (File Nos. 811-04984 and 033-11387)

(xxvii)
Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 16, 2010.  (File Nos. 811-04984 and 033-11387)

(xxviii)
Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 18, 2010.  (File Nos. 811-04984 and 033-11387)

(xxix)
Incorporated by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2010.  (File Nos. 811-04984 and 033-11387)

(xxx)
Incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 17, 2010.  (File Nos. 811-04984 and 033-11387)

(xxxi)
Incorporated by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 15, 2010.   (File Nos. 811-04984 and 033-11387)

(xxxii)
Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 31, 2010.  (File Nos. 811-04984 and 033-11387)

(xxxiii)
Incorporated by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 30, 2010.  (File Nos. 811-04984 and 033-11387)

(xxxiv)
Incorporated by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 14, 2010.  (File Nos. 811-04984 and 033-11387)

(xxxv)
Incorporated by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 30, 2010.  (File Nos. 811-04984 and 033-11387)

(xxxvi)
Incorporated by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 30, 2010.  (File Nos. 811-04984 and 033-11387)

(xxxvii)
Incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 14, 2011.  (File Nos. 811-04984 and 033-11387)

(xxxviii)
Incorporated by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2011.  (File Nos. 811-04984 and 033-11387)

(xxxix)
Incorporated by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 1, 2011.  (File Nos. 811-04984 and 033-11387)

(xl)
Incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 18, 2011.  (File Nos. 811-04984 and 033-11387)

(xli)
Incorporated by reference to Post-Effective Amendment No. 107 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 19, 2011.  (File Nos. 811-04984 and 033-11387)

(xlii)
Incorporated by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 1, 2011.  (File Nos. 811-04984 and 033-11387)

(xliii)
Incorporated by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 14, 2011.  (File Nos. 811-04984 and 033-11387)

(xliv)
Incorporated by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 29, 2011.  (File Nos. 811-04984 and 033-11387)

(xlv)
Incorporated by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 2, 2012.  (File Nos. 811-04984 and 033-11387)

(xlvi)
Incorporated by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 23, 2012.  (File Nos. 811-04984 and 033-11387)

(xlvii)
Incorporated by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2012.  (File Nos. 811-04984 and 033-11387)

(xlviii)
Incorporated by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 15, 2012.  (File Nos. 811-04984 and 033-11387)

(xlix)
Incorporated by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 23, 2012.  (File Nos. 811-04984 and 033-11387)

(l)
Incorporated by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2012.  (File Nos. 811-04984 and 033-11387)

(li)
Incorporated by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 25, 2012.  (File Nos. 811-04984 and 033-11387)

(lii)
Incorporated by reference to Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 26, 2012.  (File Nos. 811-04984 and 033-11387)

(liii)
Incorporated by reference to Post-Effective Amendment No. 151 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 27, 2012.  (File Nos. 811-04984 and 033-11387)

(liv)
Incorporated by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2013.  (File Nos. 811-04984 and 033-11387)

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.                      Indemnification

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

         Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

    (i)     every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

    (ii)   the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

    (i)   who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

    (iii)    in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

         (c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

         (d)           Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

    (i)    such Covered Person shall have provided appropriate security for such undertaking;

    (ii)   the Trust is insured against losses arising out of any such advance payments; or

    (iii)    either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

      Numbered Paragraph 8 of the Management Agreement provides that:

      8. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Brandes Investment Partners, L.P. provides that:

       9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

       Numbered Paragraph 11 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

       11. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

       Numbered Paragraph 9 of the Investment Advisory Agreement with Bridgeway Capital Management, Inc. provides that:

       9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

      Manager shall indemnify the Adviser, its officers, directors and employees, and each person, if any, who, within the meaning of the Securities Act of 1933, controls the Adviser, for any liability and expenses, including without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder.

       Numbered Paragraph 9 of the Investment Advisory Agreement with Calamos Advisors LLC provides that:

       9. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

       Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

       8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

       Numbered Paragraph 9 of the Investment Advisory Agreement with Dean Capital Management, LLC provides that:

       9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

       Numbered Paragraph 9 of the Investment Advisory Agreement with Dreman Value Management LLC provides that:

       9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

       Numbered Paragraph 9 of the Investment Advisory Agreement with Fox Asset Management, LLC provides that:

       9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

       Numbered Paragraph 9 of the Investment Advisory Agreement with Franklin Advisers, Inc. provides that:

       9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with GAM International Management Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Holland Capital Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Lee Munder Capital Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Logan Circle Partners, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Co. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 7 of the Investment Advisory Agreement with Morgan Stanley Investment Management, Inc. provides that:

 7. (a) Standard of Care. Except as may otherwise be provided by applicable laws and regulations, neither the Adviser nor any of its affiliates or its or their officers, directors, employees or agents shall be subject to any liability to the Manager, the Trust, the Portfolios or any shareholder of a Portfolio or the Trust for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. The Manager acknowledges and agrees that the Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or the Assets designated by the Manager to the Adviser, or that the Portfolios or such Assets will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

       (b) Indemnification. The Manager shall hold harmless and indemnify the Adviser for any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys fees) (“Losses”) incurred by the Adviser in connection with the performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

       The Adviser shall hold harmless and indemnify the Manager for any and all Losses incurred by the Manager that arise from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder; provided, however, that nothing contained herein shall require that the Manager be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties hereunder or by reason of the Manager’s reckless disregard of its obligations and duties hereunder.

Numbered Paragraph 8 of the Investment Advisory Agreement with NISA Investment Advisors, L.L.C. provides that:

8. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Opus Capital Group, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Pacific Investment Management Company LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with PENN Capital Management Company, Inc. provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:

9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Signia Capital Management, LLC provides that:

       9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Standish Mellon Asset Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify, defend and hold harmless the Adviser for (a) any action taken, omitted or suffered by Adviser in connection with this Agreement or the services provided hereunder, unless such act or omission shall have resulted from Adviser’s willful misfeasance, bad faith or gross negligence; or (b) any loss arising from Adviser’s adherence to Manager’s instructions.  Adviser shall in no event be liable for any indirect, incidental, special, punitive, exemplary or consequential damages in connection with or arising out of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

       9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Templeton Investment Counsel, LLC provides that:

       8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with The Boston Company Asset Management, LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Zebra Capital Management, LLC provides that:

       9. Liability of Adviser. The Adviser shall have no  liability to the Trust,  its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to  any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Administration Agreement provides that:

    11. Limitation of Liability of American Beacon Advisors, Inc. (“ABA”). ABA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of ABA, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of ABA even though paid by it.

Section 4.2 of the Distribution Agreement provides that:

       (a)   Notwithstanding anything in this Agreement to the contrary, Foreside shall not be responsible for, and the Clients shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Foreside, its employees, directors, officers and managers and any person who controls Foreside within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Foreside Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Foreside Claim”):

     (i)    any action (or omission to act) of Foreside or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement;

    (ii)    any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Foreside;

    (iii)   any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

    (iv)   the reliance on or use by Foreside or its agents or subcontractors of information,

records, documents or services which have been prepared, maintained or performed by the Clients or any agent of the Clients, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

       (b)           Foreside will indemnify, defend and hold the Clients and their several officers and members of their Governing Bodies and any person who controls the Clients within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Clients Indemnitees” and, with the Foreside Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Clients Claim” and, with a Foreside Claim, a “Claim”):

    (i)    any material action (or omission to act) of Foreside or its agents taken in connection with this Agreement, provided that such action (or omission to act) is not taken in good faith and with willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement.

    (ii)   any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in writing in connection with the preparation of the Registration Statement by or on behalf of Foreside; or

    (iii)   any material breach of Foreside’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof

(d)           The Clients or Foreside (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Foreside Claim or Clients Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(e)           An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

       (f)           The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Foreside. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a)           Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b)           Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c)           No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d)           Except as set forth in Section 4.2(f), there are no third party beneficiaries of this Agreement;

(e)           Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

       (f)           The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Foreside shall look only to the assets and property of the Fund to which Foreside’s rights or claims relate in settlement of such rights or claims; and

(g)           Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Administrator

       Each of the Trustees of the Trust has entered into an arrangement with the Trust’s Administrator, whereby she or he may be indemnified by the Administrator for liability arising from a failure of the Administrator to carry out its duties under the Administration Agreement with the Trust and for certain securities laws claims.  The arrangement is principally designed to supplement the indemnification afforded under the Trust’s Declaration of Trust as well as liability coverage provided by insurance policies.  The arrangement is limited to civil and administrative claims.

Item 31	I.	Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant.  It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Michael M. Albert; Director	Director, Lighthouse Holdings, Inc.; Director, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.
Sonia L. Bates; Asst. Treasurer, Dir. Tax & Financial Reporting	Asst. Treasurer, Lighthouse Holdings, Inc.; Asst. Treasurer, Lighthouse Holdings Parent, Inc; Asst. Treasurer, American Private Equity Management, L.L.C.
Rosemary K. Behan; Secretary, General Counsel	Secretary, Lighthouse Holdings, Inc.; Secretary, Lighthouse Holdings Parent, Inc.; Secretary, American Private Equity Management, L.L.C.

Melinda G. Heika; Treasurer	Treasurer, Lighthouse Holdings, Inc.; Treasurer, Lighthouse Holdings Parent, Inc.; Treasurer, American Private Equity Management, L.L.C.
Jerry W. Miller; Director	Director, Lighthouse Holdings, Inc.; CEO, Sentio Advisors; Senior Advisor, Lightyear Capital
Gene L. Needles, Jr.; Director, President, Portfolio Manager	Director, President, Lighthouse Holdings, Inc.; President, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.
John J. Okray; Asst. Secretary, Deputy General Counsel	Asst. Secretary, Lighthouse Holdings, Inc.; Asst. Secretary, Lighthouse Holdings Parent, Inc.; Asst. Secretary, American Private Equity Management, L.L.C.; Formerly VP, Legal, OppenheimerFunds, Inc.
William F. Quinn; Director, Chairman
Chairman & Director, Lighthouse
Holdings, Inc.; Chairman & Director,
Lighthouse Holdings Parent, Inc.;
Manager, American Private Equity
Management, L.L.C.; Director, American
Airlines Federal Credit Union; Director,
Hicks Acquisition II, Inc.; Independent
Trustee, National Railroad Retirement
Investment Trust

Richard P. Schifter; Director
Director, Lighthouse Holdings, Inc.;
Director, Lighthouse Holdings Parent,
Inc.; Manager, American Private Equity
Management, L.L.C.; Partner, TPG
Capital; Director, Republic Airways
Holdings Inc.; Director, Ariel Holdings
Ltd.; Director, LPL Investment Holdings
Inc.; Director, Everbank Financial Corp.;
Director, 1996 Air G.P., Inc.; Director,
Diveo Broadband Networks, Inc;
Director, Mtel Latin America Inc.;
Director, Controladora Milano, S.A. de
C.V.; Director, Alpargatas S.A.I.C.;
Director, Bristol Group; Director, Grupo
Milano, S.A. Director, Productora de
Papel S.A. de C.V. (Proposa); Director,
Empresas Chocolates La Corona, S.A. de
C.V. (La Corona); Director,
Ecoenterprises Fund; Director, Gate
Gourmet International; Director, Direct
General Corporation; Director, Private
Equity Growth Capital Council

Kneeland C. Youngblood; Director
Director, Lighthouse Holdings, Inc.;
Director, Lighthouse Holdings Parent,
Inc.; Manager, American Private Equity
Management, L.L.C.; Partner, Pharos
Capital Group, LLC; Director, Energy
Future Holdings Corp.; Director, Gap,
Inc.; Director, Starwood Hotels & Resorts
Worldwide, Inc.; Former Director, Burger
King Corp.

The principal address of the Manager, the American Beacon Funds, American Private Equity Management, L.L.C., Lighthouse Holdings, Inc., and Lighthouse Holdings Parent, Inc. is 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155.

II.           Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is an investment sub-advisor for the American Beacon Balance Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon Intermediate Bond Fund.  The principal address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Barrow is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Barrow	Other Substantial Business and Connections
James P. Barrow; President, Secretary, Treasurer, Executive Director, Member Board of Managers	None
J. Ray. Nixon; Executive Director, Member Board of Managers	None
Patricia B. Andrews; Chief Compliance Officer, Director	None
John S. Williams; Managing Director	None
Linda T. Gibson; Member Board of Managers	None

Brandes Investment Partners, L.P. (“Brandes”) is an investment sub-advisor for the American Beacon Emerging Markets Fund.  The principal address of Brandes is 11988 El Camino Real, Suite 500, San Diego, CA 92130.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandes is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Brandes	Other Substantial Business and Connections
Charles H. Brandes; Chairman	None
Glenn R. Carlson; Chief Executive Officer	None
Jeffrey A. Busby; Executive Director	None
Ian N. Rose; General Counsel	None
Brent V. Woods; Managing Director	None
Gregory S. Houck; Managing Director of Operations	None
Gary K. Iwamura; Finance Director	None
Roberta L. Loubier; Global Head of Compliance, Chief Compliance Officer	None

Brandywine Global Investment Management, LLC (“Brandywine”) is an investment sub-advisor for the American Beacon Flexible Bond Fund, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund.  The principal address of Brandywine is 2929 Arch Street, 8th Floor, Philadelphia, PA 19104.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandywine is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Brandywine	Other Substantial Business and Connections
David F. Hoffman, Senior Managing Director	None
Mark P. Glassman, Chief Administrative Officer	None
Patrick S. Kaser, Managing Director	None
Paul R. Lesutis, Senior Managing Director	None
Henry F. Otto, Senior Managing Director	None
Stephen S. Smith, Senior Managing Director	None
Adam B. Spector, Managing Director	None
Steven M. Tonkovich, Senior Managing Director	None
Edward A. Trumpbour, Senior Managing Director	None
Edward A. Whitaker, Jr., Managing Director	None
Thomas C. Merchant, Secretary	None
Elisabeth F. Craig, Assistant Secretary	None

Bridgeway Capital Management, Inc. (“Bridgeway”) is an investment sub-advisor for the American Beacon Bridgeway Large Cap Value Fund.  The principal address of Bridgeway is 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

     Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Bridgeway is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Bridgeway	Other Substantial Business and Connections
John N. R. Montgomery, Director/Chairman of the Board of Directors/Chief Investment Officer	Vice President and Director, Bridgeway Funds, Inc.
Linda G. Giuffre, Chief Compliance Officer	Chief Compliance Officer and Treasurer, Bridgeway Funds, Inc.
Michael D. Mulcahy, Director/President/Chief Operating Officer	President and Director, Bridgeway Funds, Inc.
Von D. Celestine, Treasurer/Vice President/Secretary	None
Richard P. Cancelmo, Vice President	Vice President, Bridgeway Funds, Inc.
Franklin J. Montgomery, Director	Andover Properties, Ltd. – Owner Andover Richmond Apartment, Ltd. – General Partner
Ann M. Montgomery, Director	Sage Education Group, LLC - Owner

Calamos Advisors, LLC (“Calamos”) is an investment sub-advisor for the American Beacon Retirement Income and Appreciation Fund.  The principal address of Calamos is 2020 Calamos Court, Naperville, IL 60563-2787.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Calamos is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Calamos	Other Substantial Business and Connections
John P. Calamos; CEO/Global Co-CIO, EVP	Member of Board of Trustees of Benedictine University Member of Board of Trustees of Illinois Institute of Technology Board of Directors – National Hellenic Museum Board of Directors – Choose DuPage
Gary D. Black; EVP, Global Co-CIO, CIO Alternative Strategies	None
J. Christopher Jackson; SVP, General Counsel and Secretary	None
James J. Boyne; Executive Vice President, Chief Operating Officer	Member of Board of Trustees North Central College
Nimish S. Bhatt; SVP, Chief Financial Officer, Head of Fund Administration	Director of NICSA, a not-for profit industry trade organization
Elizabeth A. Watkins; VP, Chief Compliance Officer	None

Randy Zipfel, Senior Vice President, Chief Administrative Officer	None

Causeway Capital Management, LLC (“Causeway”) is an investment sub-advisor for the American Beacon International Equity Fund.  The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Information related to the officers and directors of Causeway is included in its Form ADV, as filed with the U.S. Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

Dean Capital Management, LLC (“Dean”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund.  The principal address of Dean is 7450 West 130th Street, Suite 150, Overland Park, KS 66213.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Dean is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Dean	Other Substantial Business and Connections
Douglas A. Leach; Chief Compliance Officer
Kevin E. Laub; LLC Member
Patrick J. Krumm; LLC Member
Steven D. Roth; LLC Member
Stephen M. Miller; LLC Member

Dreman Value Management, LLC (“Dreman”) is an investment sub-advisor for the American Beacon Small Cap Value Fund.  The principal address of Dreman is 777 South Flagler Drive, Suite 800-West Tower, West Palm Beach, FL 33401.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Dreman is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Dreman	Other Substantial Business and Connections
Emory C. Hoover; Chief Investment Officer and Managing Director	None
Mark J. Roach; Managing Director	None
David N. Dreman; Chairman	None
Yvonne I. Pytlik; Chief Compliance Officer	None
Robert A. Loverro; Vice President of Finance	None

Fox Asset Management, LLC (“Fox”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund.  The principal address of Fox is 1040 Broad Street, Suite 203, Shrewsbury, NJ 07702.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Fox is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Fox	Other Substantial Business and Connections
Gregory R. Greene; Co-Director
William E. Dodge; Co-Director
Meghann L. Clark; Chief Compliance Officer

Franklin Advisers, Inc. (“Franklin”) is an investment sub-advisor for the American Beacon High Yield Bond Fund.  The principal address of Franklin is One Franklin Parkway, San Mateo, CA 94403-1906.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Franklin is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Franklin	Other Substantial Business and Connections
Edward B. Jamieson; Director, President and CIO	None
Kenneth A. Lewis; Chief Financial Officer	None
Craig S. Tyle; Chief Legal Officer	None
John M. Lusk; Director and Vice President	None
Breda M. Beckerle; Chief Compliance Officer	None
Mark L. Constant; Treasurer	None
William Y. Yun; Executive Vice President	None
Madison S. Gulley; Executive Vice President	None
Rupert H. Johnson	None
Christopher J. Molumphy; Director and Executive Vice President	None

GAM International Management, LTD. (“GAM”) is an investment sub-advisor for the American Beacon Flexible Bond Fund.  The principal address of GAM is 12 St. James Place, London SW1A 1NX, United Kingdom.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of GAM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with GAM	Other Substantial Business and Connections
Andrew N. Hanges, Chief Executive Officer & Chairman of the Board
Nikki M. Cagan, Chief Compliance Officer

Holland Capital Management LLC (“Holland”) is the investment sub-advisor for the American Beacon Holland Large Cap Growth Fund.  The principal address of Holland is One North Wacker Drive, Suite 700, Chicago, Illinois 60606.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Holland is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hotchkis	Other Substantial Business and Connections
Louis A. Holland; Director	Consultant: Cumota LLC; Cumota Consulting LLC; Brickland Partners, Inc.
Monica L. Walker; President, Chief Investment Officer – Equity; Director; Former Managing Director, Managing Partner and Portfolio Manager	None
Laura J. Janus; Chief Investment Officer – Fixed Income; Director; Former Managing Partner and Portfolio Manager	None
Susan M. Chamberlain; Chief Compliance Officer	None

       Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) is an investment sub-advisor for the American Beacon Balance Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund.  The principal address of Hotchkis is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90012-5439.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hotchkis is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hotchkis	Other Substantial Business and Connections
George H. Davis; Chief Executive Officer and Executive Committee Member	Trustee of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley (UK) Limited.
James E. Menvielle; Chief Financial Officer	Vice President and Treasurer of the Hotchkis & Wiley Funds and director of Hotchkis & Wiley (UK) Limited and Hotchkis & Wiley (Luxembourg) S.A.
Anna Marie S. Lopez; Chief Operating Officer	President of the Hotchkis & Wiley Funds and director of Hotchkis & Wiley (UK) Limited and Hotchkis & Wiley (Luxembourg) S.A.
Tina H. Kodama; Chief Compliance Officer	Vice President and Chief Compliance Officer of the Hotchkis & Wiley Funds

       Lazard Asset Management, LLC (“Lazard”) is an investment sub-advisor for the American Beacon International Equity Fund.  The principal address of Lazard is 30 Rockerfeller Plaza, 55th Floor, New York, NY 10112.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Lazard is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Lazard	Other Substantial Business and Connections
Ashish Bhutani; Director, CEO	Vice Chairman, Lazard Ltd.
Gerard B. Mazzari; COO	Chief Financial Officer, Lazard Asset Management Securities, LLC
Nathan A. Paul; General Counsel	Vice President and Secretary of the Fund; Chief Legal Officer of Lazard Asset Management Securities, LLC
Brian D. Simon; Chief Compliance Officer	Managing Director of Lazard Asset Management, LLC
Kenneth M. Jacobs; Director	None
Alexander F. Stern; Director	None
Charles Carroll; Deputy Chairman	Head of Global Marketing, Lazard Asset Management, LLC; Chief Executive Officer
Andrew Lacey; Deputy Chairman	None
John Reinsberg; Deputy Chairman	None
Robert P. DeConcini; Chairman	None
Andreas Huebner; Senior Managing Director	None
Robert Prugue; Senior Managing Director	None
Bill Smith; Senior Managing Director	None

Lee Munder Capital Group, LLC (“LMCG”) is an investment sub-advisor for the American Beacon Mid-Cap Value Fund.  The principal business address of LMCG is 200 Clarendon Street, 28th Floor, Boston, MA, 02116.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of LMCG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with LMCG	Other Substantial Business and Connections
Jeffrey Davis, Chief Investment Officer	Member of the Presidential Advisory Council, Non-Trustee Member of the Investment Committee for the Endowment and Pension Fund

Lee Munder, Founding partner/general	Managing Partner, Rednum Family Investments, LP
Richard H. Adler, Board Member
President & CEO, Board Member Convergent
Capital Management; Board Member, AMBS
Investment Counsel, LLC; Board Member,
CCM Advisors, LLC; Board Member,
Clifford Swan Investment Counsel; Board
Member, Convergent Wealth Advisors; Board
Member, Mid-Continent Capital; Board
Member, SKBA Capital Management; Board
Member, City National Asset Management;
Board Member, Rochdale Investment
Management LLC

William J. Freeman, Board Member
Senior Vice President, Director of Corporate
Development for the Wealth Management
Affiliates; Board Member, Convergent
Capital Management, LLC; Board
Member, Convergent Wealth Advisors,
Board Member, City National Asset
Management Inc., Board Member,
Clifford Swan Investment Counsel; Board
Member, City National Securities, Inc.;
Board Member, Rochdale Investment
Management, LLC

Richard S. Gershen, Board Member	Executive Vice President, Wealth Management; City National Bank; Board Member, Convergent Capital Management LLC; Board Member, Convergent Wealth Advisors

Logan Circle Partners, L.P. (“Logan”) is an investment sub-advisor for the American Beacon High Yield Bond Fund.  The principal address of Logan is 1717 Arch Street, Suite 1500; Philadelphia, PA 19103.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Logan is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Logan	Other Substantial Business and Connections
Jude T. Driscoll; CEO/Chief Investment Officer	None
Jennifer E. Vollmer; General Counsel	None
William C. Gadsden; Chief Operating Officer	None

Massachusetts Financial Services Company (“MFS”) serves as an investment sub-adviser for the American Beacon Large Cap Value Fund.  The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199.  MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun

Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each director and principal executive officer of MFS is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with MFS	Other Substantial Business and Connections During the Past Two Fiscal Years
Robert J. Manning; Director, Chief Executive Officer & Chairman of the Board of Directors	Trustee of various funds within the MFS Funds complex+
Mark N. Polebaum; Executive Vice President, General Counsel & Secretary	N/A+
Michael W. Roberge; President, Chief Investment Officer, Director of Global Research, and Director	N/A+
Amrit Kanwal; Executive Vice President and Chief Financial Officer	N/A+
David A. Antonelli; Vice Chairman	N/A+
Robin A. Stelmach; Executive Vice President and Chief Operating Officer	N/A+
Carol W. Geremia; Executive Vice President	N/A+
James A. Jessee; Executive Vice President	N/A+
Timothy M. Fagan; Chief Compliance Officer	N/A+
Thomas A. Bogart; Director	Executive Vice President, Business Development and General Counsel of Sun Life Financial Inc.
Colm J. Freyne; Director	Executive Vice President and Chief Financial Officer of Sun Life Financial, Inc.

+Certain principal executive officers and directors of Massachusetts Financial Services Company (“MFS”) serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS Funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth above or in Schedules B and D of Form ADV filed by MFS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS’ corporate affiliates.

The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Investment Adviser Corporate Affiliate	Address
MFS Institutional Advisors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
MFS Fund Distributors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
MFS Service Center Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS International LTD.	Canon’s Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International (U.K.) Limited	Paternoster House, 65 St. Paul’s Churchyard, London EC4M 8AB, U.K.
MFS International (Hong Kong) Limited	Wheelock House, 20 Pedder Street, Level 19, Suite 1901, Central, Hong Kong
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Rua Joaquim Floriano, 1.052 – 11o Andar, conjunto 111, Itaim Bibi, Sao Paulo, SP, Brazil 04534-004
MFS International Singapore PTE. LTD.	501 Orchard Road, #13-01/03/04 Wheelock Place Singapore 238880
MFS Investment Management Company (Lux.) S.A.	49, Avenue J.F. Kennedy, L-1855 Luxembourg, R.C.S. Luxembourg No. 76 467
MFS Investment Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
3060097 Nova Scotia Company (NSULC)	1959 Upper Water Street Suite 1100, Halifax, Nova Scotia, Canada
MFS McLean Budden Limited (MBL)	77 King Street West, 35th Floor Toronto, Ontario, Canada M5K 1B7
MFS Heritage Trust Company	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.

The MFS Funds include the following.  The address of the MFS Funds is:  111 Huntington Ave., Boston, MA  02199.

Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS Series Trust I
MFS Series Trust II
MFS Series Trust III
MFS Series Trust IV
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust VII
MFS Series Trust VIII
MFS Series Trust IX
MFS Series Trust X
MFS Series Trust XI
MFS Series Trust XII
MFS Series Trust XIII
MFS Series Trust XIV
MFS Series Trust XV
MFS Series Trust XVI
MFS Municipal Series Trust
MFS Variable Insurance Trust
MFS Variable Insurance Trust II
MFS Variable Insurance Trust III
MFS Institutional Trust
MFS California Municipal Fund
MFS Charter Income Trust
MFS Government Markets Income Trust
MFS High Income Municipal Trust
MFS High Yield Municipal Trust
MFS InterMarket Income Trust I
MFS Intermediate High Income Fund
MFS Intermediate Income Trust
MFS Investment Grade Municipal Trust
MFS Municipal Income Trust
MFS Multimarket Income Trust
MFS Special Value Trust

Morgan Stanley Investment Management, Inc. (“Morgan Stanley IM”) is an investment sub-advisor for the American Beacon Emerging Markets Fund.  The principal address of Morgan Stanley IM is 522 Fifth Avenue, New York, NY 10036.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Morgan Stanley IM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Morgan Stanley IM	Other Substantial Business and Connections
Gregory J. Fleming; Managing Director and President	President, MSAM Holdings II, Inc.
Edmond Moriarty; Managing Director and Director	Managing Director and Director, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Director, MSAM Holdings II, Inc.; President of other entities affiliated with MSIM.
Christopher L. O’Dell; Managing Director and Secretary	Managing Director and Secretary, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Secretary, MSAM Holdings II, Inc. and other entities affiliated MSIM.
Mary A. Picciotto; Managing Director and Chief Compliance Officer & Executive Director	Chief Compliance Officer of the Morgan Stanley Funds.
Jeffrey Gelfand, Managing Director, Chief Financial Officer and Treasurer
Managing Director, Chief Financial
Officer and Treasurer Morgan Stanley
Services Company, Inc. and Morgan
Stanley Distribution, Inc.; Chief Financial
Officer and Treasurer, MSAM Holdings
II, Inc.; Treasurer of other entities
affiliated with MSIM.

James T. Janover; Managing Director and Director	Managing Director and Director, Morgan Stanley Investment Advisors Inc.; Director, Morgan Stanley MSAM Holdings II, Inc.

NISA Investment Advisors, LLC (“NISA”) is an investment sub-advisor for the American Beacon Treasury Inflation Protected Securities Fund.  The principal address of NISA is 150 North Meramec Avenue, Suite 640, St. Louis, MO 63105-3753.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of NISA is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with NISA	Other Substantial Business and Connections
Jess B. Yawitz; Chairman & Chief Executive Officer & Managing Member
William J. Marshall; President & Managing Member
Bella L.F., Sanevich; General Counsel & Member
Ellen D. Dennis; Chief Risk Officer

Kenneth L. Lester; Managing Director, Fixed Income and Derivatives & Member
Marianne O’Doherty; Chief Compliance Officer
David G. Eichhorn; Director, Investment Strategies & Member
Clarence R. Krebs; Director, Client Services & Member
Paul L. Jones; Director, Equity Portfolio Management
Joseph A. Murphy; Director, Portfolio Management
Anthony R. Pope; Director, Fixed Income & Member

Opus Capital Group, LLC (“Opus”) is the investment sub-advisor for the American Beacon Small Cap Value Fund.  The principal address of Opus is One West Fourth Street, Suite 2500, Cincinnati, OH 45202.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Opus is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Opus	Other Substantial Business and Connections
Jakki L. Haussler; Chairman & Chief Executive Officer	Board of Director of Cincinnati Bell Inc.
Leonard A. Haussler; President	N/A
Joseph P. Condren; Chief Operating Officer & Chief Compliance Officer	N/A
Kevin P. Whelan; Vice President	N/A
Jonathon M. Detter; Vice President	N/A

Pacific Investment Management Company, LLC (“PIMCO”) is an investment sub-advisor for the American Beacon Flexible Bond Fund.  The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of PIMCO is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with PIMCO	Other Substantial Business and Connections
Mohamed A. El-Erian; Managing Director, Executive Committee, Chief Executive Officer and Co-Chief Investment Officer	Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly President and CEO of Harvard Management Co.

Jennifer E. Durham; Chief Compliance Officer and Executive Vice President	Chief Compliance Officer, the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
William H. Gross; Managing Director, Executive Committee and Chief Investment Officer	Director and Vice President, StocksPLUS Management, Inc. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
Neel T. Kashkari; Managing Director
Trustee and President of the Trust and
PIMCO Equity Series VIT. Formerly Interim
Assistant Secretary for Financial Stability,
Assistant Secretary for International
Economics and Senior Advisor to Secretary
Paulson, United States Department of
Treasury

Douglas M. Hodge; Managing Director and Chief Operating Officer

Senior Vice President of the Trust, PIMCO
Equity Series VIT, PIMCO Funds, PIMCO
Variable Insurance Trust and PIMCO ETF
Trust. Trustee, PIMCO Funds, PIMCO
Variable Insurance Trust and PIMCO ETF
Trust. Director and Vice President,
StocksPLUS Management Inc.; Director,
PIMCO Europe Ltd., PIMCO Asia Pte Ltd.,
PIMCO Australia Pty Ltd, PIMCO Japan Ltd.
and PIMCO Asia Limited (Hong Kong)

David C. Flattum; Managing Director and General Counsel	Chief Legal Officer of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
Brent R. Harris; Managing Director and Executive Committee Member

Director and President, StocksPLUS
Management, Inc. Trustee and Chairman of
the Trust and PIMCO Equity Series VIT.
Trustee, Chairman and President of PIMCO
Funds, PIMCO Variable Insurance Trust and
PIMCO ETF Trust. Director, PIMCO
Luxembourg S.A. and PIMCO Luxembourg
II

Ki M. Hong; Managing Director	Formerly, Vice Chairman of Asia Pacific, Bank of America Merrill Lynch
Sabrina C. Callin; Managing Director	Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.
Makoto Takano; Managing Director	Director and President, PIMCO Japan Ltd.
Joseph V. McDevitt; Managing Director	Director and Chief Executive Officer, PIMCO Europe Limited.

Penn Capital Management Company, Inc. (“PENN”) is an investment sub-advisor for the American Beacon High Yield Bond Fund.  The principal address of PENN is Three Crescent Drive, Suite 400, Philadelphia, PA 19112.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of PENN is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with PENN	Other Substantial Business and Connections
Marcia A. Hocker; President & Chief Executive Officer	None
Richard A. Hocker; Chief Investment Officer	None
Gerald McBride; Chief Financial Officer and Chief Operating Officer	None
John G. Livewell; Chief Compliance Officer	None
Eric Green; Director of Research & Senior Portfolio Manager	None
Christian M. Noyes; Director of Marketing & Client Services/ Senior Managing Partner	None
Scott D. Schumacher; Senior Portfolio Manager, Senior Managing Partner	None
J. Paulo Silva; Senior Portfolio Manager	None

Pzena Investment Management, LLC (“Pzena”) is an investment sub-advisor for the American Beacon Mid-Cap Value Fund.  The principal address of Pzena is 120 West 45th Street, 20th Floor, New York, NY 10036.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Pzena is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Pzena	Other Substantial Business and Connections
John P. Goetz; Managing Principal, Co-Chief Investment Officer, and Member with Class B Units	None
Richard S. Pzena; Managing Principal; Chief Executive Officer, Co-Chief Investment Officer, and Member with Class B Units	None
William L. Lipsey; Managing Principal, Marketing & Client Services, and Member with Class B Units	None
Joan F. Berger; General Counsel, Chief Compliance Officer, and Member with Class B Units	None
Gary J. Bachman; Chief Financial Officer (Gary only has Class A common stock	None

Benjamin Silver; Co-Director of Research, Portfolio Manager, and Member with Class B Units	None
Antonio DeSpirito; Managing Principal, Portfolio Manager, Executive Vice President and Member with Class B Units	None
Michael D. Peterson; Managing Principal, Portfolio Manager, Executive Vice President and Member with Class B Units	None

Signia Capital Management, LLC (“Signia”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund.  The principal address of Signia is 108 N. Washington St., Suite 305, Spokane, WA 99201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Signia is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Signia	Other Substantial Business and Connections
Tony L. Bennett; Manager/Member
David C. Krebs; Chief Compliance Officer
Daniel E. Cronen; Member
Lawrence G. Braitman; Member
Richard L. Thompson; Member
Richard S. Beaven; Member
Steven K. Neff; Member

Standish Mellon Asset Management Company, LLC (“Standish”) is an investment sub-advisor for the American Beacon Treasury Inflation Protected Securities Fund.  The principal address of Standish is BNY Mellon Center, 201 Washington Street, Suite 2900, Boston, MA 02108-4408.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Standish is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Standish	Other Substantial Business and Connections
James D. MacIntyre; President and Chief Executive Officer, Board Member
Julia Braithwaite; Chief Compliance Officer, Secretary

Steven Lipiner; Treasurer
Mitchell E. Harris; Chairman of Fixed Income Cash and Currency Group, Executive Chairman Board Member, Trustee of Sole Owner
Alexander B. Over; Managing Director of Global Sales and Marketing, Board Member, Chief Executive Officer of BNY Mellon Asset Management (UK) Ltd.
John A. Parks; Trustee of Sole Owner
Phillip N. Maisano; Board Member

Stephens Investment Management Group, LLC (“SIMG”) is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund.  The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, Arkansas 72201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SIMG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SIMG	Other Substantial Business and Connections
Joseph W. Simpson; President and Chief Executive Officer, Manager	Executive Vice President, Stephens Inc.
Ryan E. Crane; Chief Investment Officer, Manager, Member Class B	Senior Vice President, Stephens Inc.
Michael W. Nolte; Chief Operating Officer, | Senior Vice President, Manager	Senior Vice President, Stephens Inc.
David C. Prince; Chief Compliance Officer, |General Counsel	Senior Vice President, Stephens Inc.

Strategic Income Management, LLC (“SiM”) is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund.  The principal address of SiM is 720 Olive Way, Suite 1675, Seattle, WA 98101.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SiM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SiM	Other Substantial Business and Connections
Randall L. Yoakum; Manager, Member, Chief Executive Officer
Gary J. Pokrzywinski; Manager, Member, Chief Investment Officer

Timothy T. Black; Elected Manager, Chief Compliance Officer, Chief Operating Officer	Partner in IV Technologies LLC

Templeton Investment Counsel, LLC (“Templeton”) is an investment sub-advisor for the American Beacon International Equity Fund.  The principal address of Templeton is 300 Southeast 2nd Street, Ft. Lauderdale, FL 33301.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Templeton is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Templeton	Other Substantial Business and Connections
Donald F. Reed; Chief Executive Officer and Chairman	None
Gary P. Motyl; President	None
Craig S. Tyle; Chief Legal Officer	None
Mark L. Constant; Treasurer	None
Michael J. D’Agrosa; Chief Compliance Officer	None
Gregory E. McGowan; Exec. Vice President	None
Cynthia L. Sweeting; Exec. VP/Director of Institutional Portfolio Management	None
Madison S. Gulley; Executive Vice President	None

The Boston Company Asset Management, LLC (“Boston Company”) is an investment sub-advisor for the American Beacon Small Cap Value Fund and the American Beacon Emerging Markets Fund.  The principal address of Boston Company is One Boston Place, Boston, MA 02108.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Boston Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Boston Company	Other Substantial Business and Connections
Bart A. Grenier; Chairman, Chief Executive Officer & Chief Investment Officer/Manager	None
Joseph P. Gennaco – President and Chief Operating Officer	None

The London Company Of Virginia, LLC (“London Company”) is the investment sub-adviser for the American Beacon London Company Income Equity Fund.  The principal place of business address of London Company is 180 Bayberry Court, Suite 301, Richmond, Virginia 23226.

       Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of London Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with London Company	Other Substantial Business and Connections During the Past Two Fiscal Years
Stephen, M. Goddard, Founder, Chief Executive Officer and Chief Investment Officer	None
Jonathan Moody, Principal and Portfolio Manager	None
Andrew Wetzel, Chief Compliance Officer	None

Zebra Capital Management, LLC (“Zebra”) is the investment sub-advisor for the American Beacon Zebra Large Cap Equity Fund and American Beacon Zebra Small Cap Equity Fund.  The principal address of Zebra is 612 Wheelers Farms Rd., Milford, CT 06461.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Zebra is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Zebra	Other Substantial Business and Connections
Peter A. Schaffer; Chief Operating Officer, Chief Compliance Officer
Roger G. Ibbotson; Managing Member

Information as to the officers and directors of each of the above investment advisers may also be included in that adviser’s current Form ADV filed with the SEC and is incorporated by reference herein.

Item 32.	Principal Underwriter

(a)           Foreside Fund Services, LLC, Registrant’s underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1)	361 Absolute Alpha Fund, Series of Investment Managers Series Trust
2)	361 Long/Short Equity Fund, Series of Investment Managers Series Trust
3)	361 Managed Futures Strategy Fund, Series of Investment Managers Series Trust
4)	AdvisorShares Trust
5)	American Beacon Funds
6)	American Beacon Select Funds
7)	Avenue Mutual Funds Trust
8)	Bennett Group of Funds
9)	Bridgeway Funds, Inc.
10)	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
11)	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust

12)	Central Park Group Multi-Event Fund
13)	Direxion Shares ETF Trust
14)	DundeeWealth Funds
15)	FlexShares Trust
16)	Forum Funds
17)	FQF Trust
18)	Gottex Multi-Alternatives Fund - I
19)	Gottex Multi-Alternatives Fund - II
20)	Gottex Multi-Asset Endowment Fund - I
21)	Gottex Multi-Asset Endowment Fund - II
22)	Henderson Global Funds
23)	Ironwood Institutional Multi-Strategy Fund LLC
24)	Ironwood Multi-Strategy Fund LLC
25)	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
26)	Manor Investment Funds
27)	Nomura Partners Funds, Inc.
28)	Performance Trust Mutual Funds, Series of Trust for Professional Managers
29)	Perimeter Small Cap Value Fund, Series of Investment Managers Series Trust
30)	PMC Funds, Series of Trust for Professional Managers
31)	Precidian ETFs Trust
32)	Quaker Investment Trust
33)	RevenueShares ETF Trust
34)	Salient MF Trust
35)	Sound Shore Fund, Inc.
36)	The Roxbury Funds
37)	Turner Funds
38)	Wintergreen Fund, Inc.

(b)           The following are officers and directors of Foreside Fund Services, LLC, the Registrant’s underwriter.  Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance
None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)           Not applicable.

Item 33.                      Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155; 3) Boston Financial Data Services, an affiliate of the Trust’s transfer agent, 330 West 9th St., Kansas City, Missouri 64105; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust’s investment advisers at the addresses listed in Item 31 above.

Item 34.                      Management Services

Not applicable.

Item 35.                      Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 155 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on March 28, 2013.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 155 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	March 28, 2013
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer)	March 28, 2013
Melinda G. Heika

Gerard J. Arpey*	Trustee	March 28, 2013
Gerard J. Arpey

W. Humphrey Bogart*	Trustee	March 28, 2013
W. Humphrey Bogart

Brenda A. Cline*	Trustee	March 28, 2013
Brenda A. Cline

Eugene J. Duffy*	Trustee	March 28, 2013
Eugene J. Duffy

Thomas M. Dunning*	Trustee	March 28, 2013
Thomas M. Dunning

Alan D. Feld*	Trustee	March 28, 2013
Alan D. Feld

Richard A. Massman*	Chairman and Trustee	March 28, 2013
Richard A. Massman

Barbara J. McKenna*	Trustee	March 28, 2013
Barbara J. McKenna

R. Gerald Turner*	Trustee	March 28, 2013
R. Gerald Turner

Paul J. Zucconi*	Trustee	March 28, 2013
Paul J. Zucconi

*By           /s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

EXHIBIT INDEX

Type:	Description:
99.h	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated March 8, 2013
99.i	Opinion and Consent of Counsel
99.j	Consent of Independent Registered Public Accounting Firm

Other Exhibits:
Powers of Attorney for Trustees of American Beacon Funds dated August 9, 2012